UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 through June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2016 (Unaudited)

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 15, 2016 (Unaudited)

Dear Shareholder,

The U.S. economy continued its slow expansion in 2016 despite economic weakness elsewhere and two punishing sell-offs in global financial markets. Growth in the U.S. was sufficient to prompt the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, but financial market turmoil in early 2016 and worrisome economic data forced the Fed to curtail further increases at its March and June meetings.

“The events of the past six months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.”

Meanwhile, the resiliency of U.S. financial markets was a notable feature of the six months ended June 30, 2016. Equity prices slumped in the early part of the 2016, giving the Standard & Poor’s 500 Index (“S&P 500”) its worst start to any year on record, falling 5.07% by the end of January and slumping by 10% by mid-February. By the end of March, the index had clawed its way back to a level slightly above where it was when the year began.

In April, the International Monetary Fund (IMF) warned that the prolonged period of slow growth had left the global economy vulnerable to specific events or trends. Among those risks, the IMF cited financial market turmoil and Britain’s referendum on European Union (EU) membership.

On June 23, the U.K. vote to leave the EU shocked political leaders and sparked a sharp sell-off in global financial markets. The S&P 500 suffered a one-day decline of 3.59%. Within days, an estimated $3 trillion was erased from global financial markets. The resulting decline in the British pound was deep enough that France has now supplanted the U.K. as the world’s fifth largest economy. Ultimately, the impact of the “Brexit” referendum on U.S. financial markets was muted and by June 30, 2016, equity prices rebounded. The S&P 500 posted a return of 3.84% for the first half of the year and stood 1.50% shy of its then-record intraday high of 2,130.82 points reached May 21, 2015.

Meanwhile, the sharp slowdown in U.S. job growth in May that had so worried Fed policymakers was short-lived. The U.S. economy added 287,000 jobs in June, far above the consensus forecast of 175,000 new jobs and the most of any month since October 2015. Wage growth over the first half of the year remained tepid, which helped corporate earnings and held down inflationary pressure.

Over the past six months, U.S. financial markets have both withstood and benefitted from turmoil in foreign financial markets. Investors seeking to reduce risk have bought both U.S. equities and U.S. Treasury bonds. Low growth in the EU and other developed markets and lingering concerns about the trajectory of China’s economy continued to drag on the U.S. economy. Notably, the U.S. economic expansion is halfway through its seventh year and the U.S. stock market’s bull market — defined as a rise of 20% or more in prices — is now the second longest on record.

The events of the past six months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	4.94%
Barclays U.S. Aggregate Index	5.31%

Net Assets as of 6/30/2016	$256,842,837
Duration as of 6/30/2016	5.23 years

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

HOW DID THE MARKET PERFORM?

Overall, bond market conditions deteriorated sharply in January and early February as investors reacted to a perceived tightening in financial conditions from lower equity valuations, higher borrowing costs via rising credit spreads and a stronger U.S. dollar. However, the U.S. Federal Reserve tempered its economic and policy outlook, implying a much more dovish stance in the face of slowing global growth, which precipitated a rebound in equity and oil prices.

Investor expectations of a global recession fears continued to diminish in May and economic data showed improvement the global growth. Credit markets performed well through most of the second quarter of 2016 as investors fled from an increasing amount of negative-yielding debt to securities with positive yields. Price volatility in energy commodities also receded. In June, the run up to Britain’s referendum on European Union (EU) membership came to dominate financial markets. The June 23 vote to leave the EU took financial markets by surprise. Equity assets sold off sharply in response but rebounded in the final trading days of the June. Investors seeking the relative safety of U.S. Treasury bonds drove yields, which generally move in the opposite direction of prices, to near record lows on the both 10-year and 30-year Treasury bonds. Corporate bonds generally outperformed U.S. equities. For the six months ended June 30, 2016, the Barclays U.S. Aggregate Index returned 5.31%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 shares underperformed the Barclays U.S. Aggregate Index (the “Benchmark”) for the six month period ended June 30, 2016.

Relative to the Benchmark, the Portfolio’s shorter duration positioning detracted from performance, while the Portfolio’s yield curve positioning made a positive contribution to performance relative to the Benchmark. Compared with the Benchmark, the Portfolio was overweight in the 5-10 year portion of yield curve and underweight in the 20-plus year portion of the curve. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fell or rise, respectively, versus bonds with shorter duration. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s primary strategy was to focus on security selection and relative value, which seeks to identify undervalued bonds among individual securities and across market sectors. The Portfolio managers used bottom-up fundamental research to construct what they believed to be a portfolio of undervalued fixed income securities. Portfolio construction is strategic in nature, so sector allocation changes should be gradual and a function of relative value.

Relative to the Benchmark, the Portfolio was underweight in U.S. Treasury securities, underweight in corporate credit debt and overweight in securitized debt sectors, including asset-backed, commercial-backed, and mortgage-backed securities, which include both agency and non-agency debt. The Portfolio was overweight in the intermediate part of the yield curve (5 to 10 year maturities) as the Portfolio’s managers believed that this had the most attractive risk/reward profile and its steepness would benefit the Portfolio as securities moved down the yield curve. The Portfolio maintained a shorter duration posture versus the Benchmark during the six month reporting period.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	28.9%
Corporate Bonds	18.3
Collateralized Mortgage Obligations	16.5
U.S. Government Agency Securities	11.8
Mortgage Pass-Through Securities	11.3
Asset-Backed Securities	9.1
Commercial Mortgage-Backed Securities	1.5
Others (each less than 1.0%)	0.5
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Portfolio’s composition is subject to change.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	May 1, 1997	4.94%	5.42%	3.82%	5.32%
CLASS 2 SHARES	August 16, 2006	4.87	5.26	3.58	5.07

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, the Barclays U.S. Aggregate Index and the Lipper Variable Underlying Funds Core Bond Funds Index from June 30, 2006 to June 30, 2016. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Barclays U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper

Variable Underlying Funds Core Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Variable Underlying Funds Core Bond Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 9.1%
31,454	Ally Auto Receivables Trust, Series 2013-2, Class A3, 0.790%, 01/15/18	31,448
53,669	American Credit Acceptance Receivables Trust, Series 2015-2, Class A, 1.570%, 06/12/19 (e)	53,538
	American Homes 4 Rent Trust,
437,738	Series 2014-SFR2, Class A, 3.786%, 10/17/36 (e)	469,660
200,000	Series 2014-SFR2, Class C, 4.705%, 10/17/36 (e)	214,103
243,457	Series 2014-SFR3, Class A, 3.678%, 12/17/36 (e)	261,206
200,000	Series 2014-SFR3, Class E, 6.418%, 12/17/36 (e)	215,785
100,000	Series 2015-SFR1, Class E, 5.639%, 04/17/52 (e)	102,537
200,000	Series 2015-SFR2, Class C, 4.691%, 10/17/45 (e)	212,679
236,106	ARLP Securitization Trust, Series 2015-1, Class A1, SUB, 3.967%, 05/25/55 (e)	230,605
	B2R Mortgage Trust,
94,484	Series 2015-1, Class A1, 2.524%, 05/15/48 (e)	95,046
248,880	Series 2015-2, Class A, 3.336%, 11/15/48 (e)	256,735
100,000	BA Credit Card Trust, Series 2015-A2, Class A, 1.360%, 09/15/20	100,603
13,089	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.823%, 04/25/36	12,644
77,000	Cabela’s Credit Card Master Note Trust, Series 2015-2, Class A1, 2.250%, 07/17/23	78,342
148,740	CAM Mortgage LLC, Series 2015-1, Class A, SUB, 3.500%, 07/15/64 (e)	148,797
	CarFinance Capital Auto Trust,
16,465	Series 2014-1A, Class A, 1.460%, 12/17/18 (e)	16,453
67,792	Series 2014-2A, Class A, 1.440%, 11/16/20 (e)	67,492
	CarMax Auto Owner Trust,
22,519	Series 2013-4, Class A3, 0.800%, 07/16/18	22,506
55,000	Series 2013-4, Class A4, 1.280%, 05/15/19	55,091
122,222	Carnow Auto Receivables Trust, Series 2015-1A, Class A, 1.690%, 01/15/20 (e)	122,010
26,866	Centex Home Equity Loan Trust, Series 2004-D, Class AF4, SUB, 4.680%, 06/25/32	26,994

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

232,000	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A3, 1.770%, 10/15/20 (e)	233,258
	Citi Held For Asset Issuance,
103,264	Series 2015-PM1, Class A, 1.850%, 12/15/21 (e)	103,046
351,371	Series 2016-MF1, Class A, 4.480%, 08/15/22 (e)	355,589
	CPS Auto Receivables Trust,
192,903	Series 2014-D, Class A, 1.490%, 04/15/19 (e)	192,676
124,961	Series 2015-B, Class A, 1.650%, 11/15/19 (e)	124,295
172,000	Series 2015-C, Class D, 4.630%, 08/16/21 (e)	167,148
222,618	Series 2016-A, Class A, 2.250%, 10/15/19 (e)	222,918
93,664	Series 2016-B, Class A, 2.070%, 11/15/19 (e)	93,673
250,000	Credit Acceptance Auto Loan Trust, Series 2015-2A, Class A, 2.400%, 02/15/23 (e)	251,529
6,609	CWABS Revolving Home Equity Loan Trust, Series 2004-K, Class 2A, VAR, 0.742%, 02/15/34	6,019
	CWABS, Inc. Asset-Backed Certificates,
1,056	Series 2004-1, Class 3A, VAR, 1.013%, 04/25/34	876
67,623	Series 2004-1, Class M1, VAR, 1.203%, 03/25/34	64,766
9,705	Series 2004-1, Class M2, VAR, 1.278%, 03/25/34	8,871
	Drive Auto Receivables Trust,
163,000	Series 2015-BA, Class B, 2.120%, 06/17/19 (e)	163,335
132,000	Series 2015-DA, Class D, 4.590%, 01/17/23 (e)	132,961
195,000	Series 2016-AA, Class B, 3.170%, 05/15/20 (e)	198,054
243,000	Series 2016-AA, Class C, 3.910%, 05/17/21 (e)	249,154
80,000	Series 2016-BA, Class B, 2.560%, 06/15/20 (e)	80,347
	DT Auto Owner Trust,
263,458	Series 2016-1A, Class A, 2.000%, 09/16/19 (e)	264,246
237,000	Series 2016-1A, Class B, 2.790%, 05/15/20 (e)	237,967
182,067	Series 2016-2A, Class A, 1.730%, 08/15/19 (e)	182,078

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
370,000	Series 2016-3A, Class A, 1.750%, 11/15/19 (e)	369,884
185,000	Series 2016-3A, Class B, 2.650%, 07/15/20 (e)	185,058
	Exeter Automobile Receivables Trust,
6,792	Series 2014-2A, Class A, 1.060%, 08/15/18 (e)	6,788
36,079	Series 2014-3A, Class A, 1.320%, 01/15/19 (e)	36,024
73,611	Series 2015-2A, Class A, 1.540%, 11/15/19 (e)	73,430
151,900	Series 2016-1A, Class A, 2.350%, 07/15/20 (e)	152,191
135,000	Series 2016-1A, Class C, 5.520%, 10/15/21 (e)	133,986
143,014	Series 2016-2A, Class A, 2.210%, 07/15/20 (e)	142,986
96,054	First Investors Auto Owner Trust, Series 2015-2A, Class A1, 1.590%, 12/16/19 (e)	95,911
259,845	FirstKey Lending Trust, Series 2015-SFR1, Class A, 2.553%, 03/09/47 (e)	261,608
	Flagship Credit Auto Trust,
28,794	Series 2014-1, Class A, 1.210%, 04/15/19 (e)	28,711
71,388	Series 2014-2, Class A, 1.430%, 12/16/19 (e)	71,057
45,000	Series 2014-2, Class B, 2.840%, 11/16/20 (e)	44,671
22,000	Series 2014-2, Class C, 3.950%, 12/15/20 (e)	22,130
280,341	Series 2015-3, Class A, 2.380%, 10/15/20 (e)	280,837
126,000	Series 2015-3, Class B, 3.680%, 03/15/22 (e)	125,843
76,000	Series 2015-3, Class C, 4.650%, 03/15/22 (e)	73,138
324,313	Series 2016-1, Class A, 2.770%, 12/15/20 (e)	326,914
250,000	Series 2016-1, Class C, 6.220%, 06/15/22 (e)	252,075
387,874	GCAT, Series 2015-2, Class A1, SUB, 3.750%, 07/25/20 (e)	385,990
	GO Financial Auto Securitization Trust,
55,879	Series 2015-1, Class A, 1.810%, 03/15/18 (e)	55,842
161,868	Series 2015-2, Class A, 3.270%, 11/15/18 (e)	161,504
160,000	Series 2015-2, Class B, 4.800%, 08/17/20 (e)	158,385

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

71,841	Gold Key Resorts LLC, Series 2014-A, Class A, 3.220%, 03/17/31 (e)	71,343
283,000	Green Tree Agency Advance Funding Trust I, Series 2015-T1, Class DT1, 4.669%, 10/15/48 (e)	283,541
122,715	Hyundai Auto Receivables Trust, Series 2013-A, Class A4, 0.750%, 09/17/18	122,642
171,000	Lendmark Funding Trust, Series 2016-A, Class A, 4.820%, 08/21/23 (e)	170,459
	Long Beach Mortgage Loan Trust,
80,686	Series 2003-4, Class M1, VAR, 1.473%, 08/25/33	76,574
143,350	Series 2004-1, Class M1, VAR, 1.203%, 02/25/34	135,289
10,974	Series 2004-1, Class M2, VAR, 1.278%, 02/25/34	10,333
9,951	Series 2006-WL2, Class 2A3, VAR, 0.653%, 01/25/36	9,614
	MarketPlace Loan Trust,
91,541	Series 2015-OD3, Class A, 3.250%, 09/17/17 (e)	91,035
106,042	Series 2015-OD4, Class A, 3.250%, 12/18/17 (e)	106,042
281,795	Mercedes-Benz Auto Receivables Trust, Series 2015-1, Class A2A, 0.820%, 06/15/18	281,799
	Nationstar HECM Loan Trust,
68,195	Series 2015-1A, Class A, 3.844%, 05/25/18 (e)	68,192
109,588	Series 2015-2A, Class A, 2.883%, 11/25/25 (e)	109,605
158,000	Series 2015-2A, Class M1, 4.115%, 11/25/25 (e)	158,604
140,000	Series 2016-1A, Class M1, 4.360%, 02/25/26 (e)	140,536
100,000	Series 2016-2A, Class A, 2.239%, 06/25/26 (e)	100,000
125,000	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 1.128%, 03/25/35	116,146
252,782	NRPL Trust, Series 2015-2A, Class A1, SUB, 3.750%, 10/25/57 (e)	248,247
	NRZ Advance Receivables Trust Advance Receivables Backed,
250,000	Series 2015-T1, Class AT1, 2.315%, 08/15/46 (e)	249,793
250,000	Series 2015-T1, Class CT1, 3.100%, 08/15/46 (e)	249,644
250,000	Series 2015-T3, Class DT3, 4.266%, 11/15/46 (e)	250,046

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
500,000	Series 2015-T4, Class AT4, 3.196%, 11/15/47 (e)	502,348
250,000	Series 2015-T4, Class DT4, 4.671%, 11/15/47 (e)	250,078
100,000	Series 2016-T1, Class AT1, 2.751%, 06/15/49 (e)	100,000
200,273	Oak Hill Advisors Residential Loan Trust, Series 2015-NPL2, Class A1, SUB, 3.721%, 07/25/55 (e)	199,280
	Ocwen Master Advance Receivables Trust,
246,000	Series 2015-T1, Class AT1, 2.537%, 09/17/46 (e)	246,016
219,000	Series 2015-T1, Class DT1, 4.100%, 09/17/46 (e)	218,946
367,000	Series 2015-T3, Class AT3, 3.211%, 11/15/47 (e)	368,556
164,000	Series 2015-T3, Class BT3, 3.704%, 11/15/47 (e)	163,825
155,000	OnDeck Asset Securitization Trust II LLC, Series 2016-1A, Class A, 4.210%, 05/17/20 (e)	155,000
	OneMain Financial Issuance Trust,
404,283	Series 2014-1A, Class A, 2.430%, 06/18/24 (e)	404,734
100,000	Series 2014-1A, Class B, 3.240%, 06/18/24 (e)	100,087
426,000	Series 2014-2A, Class A, 2.470%, 09/18/24 (e)	426,926
230,000	Series 2015-1A, Class A, 3.190%, 03/18/26 (e)	232,369
100,000	Series 2015-1A, Class B, 3.850%, 03/18/26 (e)	98,238
350,000	Series 2015-2A, Class A, 2.570%, 07/18/25 (e)	349,902
100,000	Series 2015-2A, Class B, 3.100%, 07/18/25 (e)	97,869
250,000	Oportun Funding LLC, Series 2016-A, Class A, 4.700%, 03/08/21 (e)	250,000
2,466	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-MCW1, Class M1, VAR, 1.391%, 10/25/34	2,465
215,644	Pretium Mortgage Credit Partners I LLC, Series 2015-NPL2, Class A1, SUB, 3.750%, 07/27/30 (e)	215,084
	Progress Residential Trust,
225,963	Series 2015-SFR2, Class A, 2.740%, 06/12/32 (e)	229,186
150,000	Series 2015-SFR2, Class B, 3.138%, 06/12/32 (e)	151,002

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

437,042	Series 2015-SFR3, Class A, 3.067%, 11/12/32 (e)	449,102
100,000	Series 2015-SFR3, Class D, 4.673%, 11/12/32 (e)	103,324
350,000	Purchasing Power Funding LLC, Series 2015-A, Class A2, 4.750%, 12/15/19 (e)	348,687
6,202	RASC Trust, Series 2003-KS9, Class A2B, VAR, 1.093%, 11/25/33	5,157
90,991	RMAT LLC, Series 2015-NPL1, Class A1, SUB, 3.750%, 05/25/55 (e)	90,223
	Santander Drive Auto Receivables Trust,
51,769	Series 2015-S1, Class R1, 1.930%, 09/17/19 (e)	51,380
32,356	Series 2015-S7, Class R1, 1.970%, 03/16/21 (e)	32,113
49,000	Sierra Auto Receivables Securitization Trust, Series 2016-1A, Class A, 2.850%, 01/18/22 (e)	48,999
118,197	Skopos Auto Receivables Trust, Series 2015-2A, Class A, 3.550%, 02/15/20 (e)	118,073
	SpringCastle America Funding LLC,
276,912	Series 2014-AA, Class A, 2.700%, 05/25/23 (e)	277,856
100,000	Series 2014-AA, Class B, 4.610%, 10/25/27 (e)	100,160
	Springleaf Funding Trust,
412,532	Series 2014-AA, Class A, 2.410%, 12/15/22 (e)	412,783
308,000	Series 2015-AA, Class A, 3.160%, 11/15/24 (e)	309,822
140,000	Spruce ABS Trust, Series 2016-E1, Class A, 4.320%, 06/15/28 (e)	139,980
	SPS Servicer Advance Receivables Trust,
215,000	Series 2015-T2, Class DT2, 4.230%, 01/15/47 (e)	215,298
214,000	Series 2015-T3, Class DT3, 4.430%, 07/15/47 (e)	218,330
192,726	VOLT XL LLC, Series 2015-NP14, Class A1, SUB, 4.375%, 11/27/45 (e)	193,466
98,663	VOLT XLV LLC, Series 2016-NPL5, Class A1, SUB, 4.000%, 05/25/46 (e)	98,466
560,000	VOLT XLVI LLC, Series 2016-NPL6, Class A1, SUB, 3.844%, 06/25/46 (e)	560,000
136,000	VOLT XLVII LLC, Series 2016-NPL7, Class A1, SUB, 3.750%, 06/25/46 (e)	136,000
353,672	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	351,171
153,282	VOLT XXXV LLC, Series 2015-NPL9, Class A1, SUB, 3.500%, 06/26/45 (e)	152,036

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
165,191	VOLT XXXIX LLC, Series 2015-NP13, Class A1, SUB, 4.125%, 10/25/45 (e)	165,411
	Westlake Automobile Receivables Trust,
100,000	Series 2015-3A, Class D, 4.400%, 05/17/21 (e)	100,825
1,297,000	Series 2016-2A, Class A2, 1.570%, 06/17/19 (e)	1,297,013

	Total Asset-Backed Securities (Cost $23,290,847)	23,359,113

Collateralized Mortgage Obligations — 16.4%
	Agency CMO — 12.6%
85,724	Federal Home Loan Mortgage Corp. -Government National Mortgage Association, Series 8, Class ZA, 7.000%, 03/25/23	94,157
	Federal Home Loan Mortgage Corp. REMIC,
389	Series 1065, Class J, 9.000%, 04/15/21	441
10,608	Series 1113, Class J, 8.500%, 06/15/21	10,852
2,216	Series 1250, Class J, 7.000%, 05/15/22	2,449
5,372	Series 1316, Class Z, 8.000%, 06/15/22	5,951
8,471	Series 1324, Class Z, 7.000%, 07/15/22	9,358
37,815	Series 1343, Class LA, 8.000%, 08/15/22	42,742
7,784	Series 1343, Class LB, 7.500%, 08/15/22	8,853
5,351	Series 1394, Class ID, IF, 9.566%, 10/15/22	6,492
4,873	Series 1395, Class G, 6.000%, 10/15/22	5,305
3,423	Series 1505, Class Q, 7.000%, 05/15/23	3,838
6,565	Series 1518, Class G, IF, 8.611%, 05/15/23	7,799
6,461	Series 1541, Class O, VAR, 1.100%, 07/15/23	6,457
187,075	Series 1577, Class PV, 6.500%, 09/15/23	207,683
117,429	Series 1584, Class L, 6.500%, 09/15/23	133,144
124,432	Series 1633, Class Z, 6.500%, 12/15/23	136,452
144,371	Series 1638, Class H, 6.500%, 12/15/23	165,849
2,387	Series 1671, Class QC, IF, 10.000%, 02/15/24	3,470
18,137	Series 1694, Class PK, 6.500%, 03/15/24	20,133
4,794	Series 1700, Class GA, PO, 02/15/24	4,661
17,070	Series 1798, Class F, 5.000%, 05/15/23	18,380
31,465	Series 1863, Class Z, 6.500%, 07/15/26	36,146
4,026	Series 1865, Class D, PO, 02/15/24	3,737
13,538	Series 1981, Class Z, 6.000%, 05/15/27	15,118
17,512	Series 1987, Class PE, 7.500%, 09/15/27	19,558

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
57,734	Series 1999, Class PU, 7.000%, 10/15/27	65,681
105,239	Series 2031, Class PG, 7.000%, 02/15/28	123,316
4,017	Series 2033, Class SN, HB, IF, 28.332%, 03/15/24	2,041
101,681	Series 2035, Class PC, 6.950%, 03/15/28	116,862
6,949	Series 2038, Class PN, IO, 7.000%, 03/15/28	1,392
19,587	Series 2054, Class PV, 7.500%, 05/15/28	22,618
120,324	Series 2057, Class PE, 6.750%, 05/15/28	136,032
24,309	Series 2064, Class TE, 7.000%, 06/15/28	27,783
23,431	Series 2075, Class PH, 6.500%, 08/15/28	26,241
76,452	Series 2095, Class PE, 6.000%, 11/15/28	87,201
4,655	Series 2132, Class SB, HB, IF, 28.571%, 03/15/29	8,558
4,693	Series 2134, Class PI, IO, 6.500%, 03/15/19	315
39,513	Series 2178, Class PB, 7.000%, 08/15/29	45,546
69,151	Series 2182, Class ZB, 8.000%, 09/15/29	80,092
906	Series 22, Class C, 9.500%, 04/15/20	940
791	Series 2204, Class GB, VAR, 8.000%, 12/20/29	791
11,483	Series 2247, Class Z, 7.500%, 08/15/30	13,432
168,591	Series 2259, Class ZC, 7.350%, 10/15/30	196,001
2,259	Series 2261, Class ZY, 7.500%, 10/15/30	2,633
24,418	Series 2283, Class K, 6.500%, 12/15/23	27,089
4,757	Series 2306, Class K, PO, 05/15/24	4,585
11,415	Series 2306, Class SE, IF, IO, 8.780%, 05/15/24	2,322
12,190	Series 2325, Class PM, 7.000%, 06/15/31	14,392
78,631	Series 2344, Class ZD, 6.500%, 08/15/31	93,740
12,140	Series 2344, Class ZJ, 6.500%, 08/15/31	14,115
7,710	Series 2345, Class NE, 6.500%, 08/15/31	9,038

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
846	Series 2345, Class PQ, 6.500%, 08/15/16	858
206	Series 2355, Class BP, 6.000%, 09/15/16	208
44,785	Series 2359, Class ZB, 8.500%, 06/15/31	53,437
114,772	Series 2367, Class ME, 6.500%, 10/15/31	131,844
11,401	Series 2390, Class DO, PO, 12/15/31	10,756
606	Series 2391, Class QR, 5.500%, 12/15/16	612
1,501	Series 2394, Class MC, 6.000%, 12/15/16	1,508
20,463	Series 2410, Class OE, 6.375%, 02/15/32	22,567
19,903	Series 2410, Class QS, IF, 18.351%, 02/15/32	31,973
22,513	Series 2410, Class QX, IF, IO, 8.208%, 02/15/32	7,056
24,079	Series 2412, Class SP, IF, 15.216%, 02/15/32	32,786
44,713	Series 2423, Class MC, 7.000%, 03/15/32	52,019
75,621	Series 2423, Class MT, 7.000%, 03/15/32	88,111
149,128	Series 2435, Class CJ, 6.500%, 04/15/32	172,620
28,023	Series 2444, Class ES, IF, IO, 7.508%, 03/15/32	7,982
18,682	Series 2450, Class SW, IF, IO, 7.558%, 03/15/32	5,374
53,852	Series 2455, Class GK, 6.500%, 05/15/32	62,714
34,805	Series 2484, Class LZ, 6.500%, 07/15/32	40,809
128,532	Series 2500, Class MC, 6.000%, 09/15/32	146,471
2,348	Series 2503, Class BH, 5.500%, 09/15/17	2,394
30,170	Series 2527, Class BP, 5.000%, 11/15/17	30,726
45,663	Series 2535, Class BK, 5.500%, 12/15/22	49,524
1,454,581	Series 2543, Class YX, 6.000%, 12/15/32	1,653,741
109,917	Series 2544, Class HC, 6.000%, 12/15/32	125,100
598,515	Series 2574, Class PE, 5.500%, 02/15/33	675,010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
208,076	Series 2575, Class ME, 6.000%, 02/15/33	231,219
241,377	Series 2578, Class PG, 5.000%, 02/15/18	247,353
16,225	Series 2586, Class WI, IO, 6.500%, 03/15/33	2,838
12,450	Series 2626, Class NS, IF, IO, 6.108%, 06/15/23	552
27,992	Series 2638, Class DS, IF, 8.158%, 07/15/23	30,689
81,993	Series 2647, Class A, 3.250%, 04/15/32	87,063
150,142	Series 2651, Class VZ, 4.500%, 07/15/18	153,673
300,840	Series 2656, Class BG, 5.000%, 10/15/32	307,349
17,499	Series 2682, Class LC, 4.500%, 07/15/32	17,611
1,828	Series 2780, Class JG, 4.500%, 04/15/19	1,898
158,282	Series 2827, Class DG, 4.500%, 07/15/19	162,039
608,854	Series 2949, Class GE, 5.500%, 03/15/35	688,996
1,996	Series 2989, Class PO, PO, 06/15/23	1,974
300,000	Series 3047, Class OD, 5.500%, 10/15/35	350,140
965,325	Series 3053, Class ZB, 6.000%, 10/15/35	1,217,402
115,850	Series 3085, Class VS, HB, IF, 26.952%, 12/15/35	207,987
37,773	Series 3117, Class EO, PO, 02/15/36	34,881
38,290	Series 3260, Class CS, IF, IO, 5.698%, 01/15/37	5,684
69,772	Series 3385, Class SN, IF, IO, 5.558%, 11/15/37	9,693
89,391	Series 3387, Class SA, IF, IO, 5.978%, 11/15/37	15,415
55,945	Series 3451, Class SA, IF, IO, 5.608%, 05/15/38	8,088
288,938	Series 3455, Class SE, IF, IO, 5.758%, 06/15/38	50,996
213,817	Series 3688, Class NI, IO, 5.000%, 04/15/32	13,869
73,558	Series 3759, Class HI, IO, 4.000%, 08/15/37	3,213
77,032	Series 3772, Class IO, IO, 3.500%, 09/15/24	1,508
197	Series 47, Class F, 10.000%, 06/15/20	212

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
198	Series 99, Class Z, 9.500%, 01/15/21	215
	Federal Home Loan Mortgage Corp. STRIPS,
82,427	Series 233, Class 11, IO, 5.000%, 09/15/35	12,285
92,079	Series 239, Class S30, IF, IO, 7.258%, 08/15/36	17,285
376,010	Series 262, Class 35, 3.500%, 07/15/42	396,948
373,119	Series 299, Class 300, 3.000%, 01/15/43	389,205
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
13,393	Series T-41, Class 3A, VAR, 6.625%, 07/25/32	14,438
88,903	Series T-54, Class 2A, 6.500%, 02/25/43	108,111
40,390	Series T-54, Class 3A, 7.000%, 02/25/43	48,979
177,935	Series T-56, Class APO, PO, 05/25/43	176,149
21,907	Series T-58, Class APO, PO, 09/25/43	19,226
	Federal National Mortgage Association -ACES,
1,000,000	Series 2014-M3, Class A2, VAR, 3.501%, 01/25/24	1,101,894
1,000,000	Series 2015-M3, Class A2, 2.723%, 10/25/24	1,048,912
389,000	Series 2015-M10, Class A2, VAR, 3.092%, 04/25/27	422,629
547,822	Series 2015-M17, Class FA, VAR, 1.369%, 11/25/22	549,186
500,000	Series 2016-M2, Class AV2, 2.152%, 01/25/23	508,201
	Federal National Mortgage Association REMIC,
856	Series 1988-16, Class B, 9.500%, 06/25/18	885
1,906	Series 1989-83, Class H, 8.500%, 11/25/19	2,060
423	Series 1990-1, Class D, 8.800%, 01/25/20	457
2,217	Series 1990-10, Class L, 8.500%, 02/25/20	2,402
254	Series 1990-93, Class G, 5.500%, 08/25/20	268
8	Series 1990-140, Class K, HB, 652.145%, 12/25/20	94
537	Series 1990-143, Class J, 8.750%, 12/25/20	595
11,915	Series 1992-101, Class J, 7.500%, 06/25/22	13,249

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
4,631	Series 1992-143, Class MA, 5.500%, 09/25/22	4,953
17,293	Series 1993-146, Class E, PO, 05/25/23	16,669
41,903	Series 1993-155, Class PJ, 7.000%, 09/25/23	47,346
1,328	Series 1993-165, Class SD, IF, 13.393%, 09/25/23	1,736
6,622	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	7,659
56,536	Series 1993-203, Class PL, 6.500%, 10/25/23	65,026
5,843	Series 1993-205, Class H, PO, 09/25/23	5,652
217,076	Series 1993-223, Class PZ, 6.500%, 12/25/23	239,435
58,903	Series 1993-225, Class UB, 6.500%, 12/25/23	66,153
1,695	Series 1993-230, Class FA, VAR, 1.053%, 12/25/23	1,718
134,988	Series 1994-37, Class L, 6.500%, 03/25/24	150,348
1,168,700	Series 1994-72, Class K, 6.000%, 04/25/24	1,335,289
13,150	Series 1995-2, Class Z, 8.500%, 01/25/25	15,138
68,202	Series 1995-19, Class Z, 6.500%, 11/25/23	78,443
2,288	Series 1996-59, Class J, 6.500%, 08/25/22	2,467
75,891	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	2,535
12,989	Series 1997-39, Class PD, 7.500%, 05/20/27	15,254
23,227	Series 1997-46, Class PL, 6.000%, 07/18/27	26,073
55,694	Series 1997-61, Class ZC, 7.000%, 02/25/23	62,017
9,573	Series 1998-36, Class ZB, 6.000%, 07/18/28	10,946
20,227	Series 1998-43, Class SA, IF, IO, 18.497%, 04/25/23	8,080
29,443	Series 1998-46, Class GZ, 6.500%, 08/18/28	33,864
56,445	Series 1998-58, Class PC, 6.500%, 10/25/28	63,733
129,905	Series 1999-39, Class JH, IO, 6.500%, 08/25/29	14,578
4,393	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	804
40,203	Series 2001-4, Class PC, 7.000%, 03/25/21	43,261

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
43,452	Series 2001-30, Class PM, 7.000%, 07/25/31	50,051
148,804	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	29,637
66,965	Series 2001-36, Class DE, 7.000%, 08/25/31	78,729
6,592	Series 2001-44, Class PD, 7.000%, 09/25/31	7,533
108,099	Series 2001-61, Class Z, 7.000%, 11/25/31	123,661
292	Series 2001-69, Class PG, 6.000%, 12/25/16	293
276	Series 2001-71, Class QE, 6.000%, 12/25/16	280
14,020	Series 2002-1, Class HC, 6.500%, 02/25/22	15,623
4,352	Series 2002-1, Class SA, HB, IF, 23.714%, 02/25/32	7,598
3,056	Series 2002-2, Class UC, 6.000%, 02/25/17	3,105
743	Series 2002-3, Class OG, 6.000%, 02/25/17	747
137,355	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	7,297
109,525	Series 2002-15, Class PO, PO, 04/25/32	103,497
49,155	Series 2002-28, Class PK, 6.500%, 05/25/32	55,516
40,860	Series 2002-62, Class ZE, 5.500%, 11/25/17	41,668
98,718	Series 2002-68, Class SH, IF, IO, 7.552%, 10/18/32	23,303
9,941	Series 2002-77, Class S, IF, 13.652%, 12/25/32	13,380
15,989	Series 2002-94, Class BK, 5.500%, 01/25/18	16,112
199,388	Series 2003-7, Class A1, 6.500%, 12/25/42	232,354
240,801	Series 2003-22, Class UD, 4.000%, 04/25/33	260,773
52,284	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	12,495
38,411	Series 2003-47, Class PE, 5.750%, 06/25/33	43,796
9,117	Series 2003-64, Class SX, IF, 12.608%, 07/25/33	11,795
8,881	Series 2003-66, Class PA, 3.500%, 02/25/33	9,120
37,098	Series 2003-71, Class DS, IF, 6.858%, 08/25/33	42,723

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
18,502	Series 2003-80, Class SY, IF, IO, 7.197%, 06/25/23	591
210,766	Series 2003-81, Class MC, 5.000%, 12/25/32	213,345
181,650	Series 2003-82, Class VB, 5.500%, 08/25/33	183,802
14,812	Series 2003-91, Class SD, IF, 11.745%, 09/25/33	18,330
137,157	Series 2003-116, Class SB, IF, IO, 7.147%, 11/25/33	32,254
727,215	Series 2003-128, Class DY, 4.500%, 01/25/24	780,976
6,516	Series 2003-130, Class SX, IF, 10.840%, 01/25/34	8,091
17,702	Series 2003-132, Class OA, PO, 08/25/33	16,958
80,591	Series 2004-2, Class OE, 5.000%, 05/25/23	80,876
65,128	Series 2004-4, Class QM, IF, 13.293%, 06/25/33	80,256
29,903	Series 2004-10, Class SC, HB, IF, 26.787%, 02/25/34	37,306
98,905	Series 2004-36, Class SA, IF, 18.278%, 05/25/34	143,253
59,036	Series 2004-46, Class SK, IF, 15.253%, 05/25/34	79,557
8,967	Series 2004-51, Class SY, IF, 13.333%, 07/25/34	12,220
52,155	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	63,231
22,088	Series 2004-76, Class CL, 4.000%, 10/25/19	22,578
148,957	Series 2005-45, Class DC, HB, IF, 22.648%, 06/25/35	242,193
10,497	Series 2005-52, Class PA, 6.500%, 06/25/35	10,961
222,498	Series 2005-68, Class BC, 5.250%, 06/25/35	237,076
140,025	Series 2005-84, Class XM, 5.750%, 10/25/35	153,735
210,609	Series 2005-110, Class MN, 5.500%, 06/25/35	220,339
59,439	Series 2006-22, Class AO, PO, 04/25/36	53,287
19,626	Series 2006-46, Class SW, HB, IF, 22.537%, 06/25/36	27,635
23,981	Series 2006-59, Class QO, PO, 01/25/33	23,569
57,455	Series 2006-110, Class PO, PO, 11/25/36	55,158
97,602	Series 2006-117, Class GS, IF, IO, 6.197%, 12/25/36	11,977

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
42,337	Series 2007-7, Class SG, IF, IO, 6.047%, 08/25/36	10,256
148,472	Series 2007-53, Class SH, IF, IO, 5.647%, 06/25/37	23,710
162,367	Series 2007-88, Class VI, IF, IO, 6.087%, 09/25/37	34,936
121,213	Series 2007-100, Class SM, IF, IO, 5.997%, 10/25/37	21,819
125,907	Series 2008-1, Class BI, IF, IO, 5.457%, 02/25/38	20,806
28,784	Series 2008-16, Class IS, IF, IO, 5.747%, 03/25/38	4,867
128,278	Series 2008-46, Class HI, IO, VAR, 1.720%, 06/25/38	8,798
45,494	Series 2008-53, Class CI, IF, IO, 6.747%, 07/25/38	9,231
103,881	Series 2009-112, Class ST, IF, IO, 5.797%, 01/25/40	16,719
53,640	Series 2010-35, Class SB, IF, IO, 5.967%, 04/25/40	7,225
327,660	Series 2013-128, Class PO, PO, 12/25/43	270,035
248,644	Series 2016-38, Class NA, 3.000%, 01/25/46	262,548
1,305	Series G92-42, Class Z, 7.000%, 07/25/22	1,418
4,970	Series G92-44, Class ZQ, 8.000%, 07/25/22	5,133
11,931	Series G92-54, Class ZQ, 7.500%, 09/25/22	12,989
874	Series G92-59, Class F, VAR, 1.390%, 10/25/22	886
2,583	Series G92-61, Class Z, 7.000%, 10/25/22	2,874
6,321	Series G92-66, Class KA, 6.000%, 12/25/22	6,844
29,896	Series G92-66, Class KB, 7.000%, 12/25/22	32,957
7,842	Series G93-1, Class KA, 7.900%, 01/25/23	8,873
8,218	Series G93-17, Class SI, IF, 6.000%, 04/25/23	9,441
	Federal National Mortgage Association REMIC Trust,
33,146	Series 1999-W1, Class PO, PO, 02/25/29	30,751
141,266	Series 1999-W4, Class A9, 6.250%, 02/25/29	157,352
346,285	Series 2002-W7, Class A4, 6.000%, 06/25/29	382,237

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
281,077	Series 2003-W1, Class 1A1, VAR, 5.651%, 12/25/42	322,683
39,810	Series 2003-W1, Class 2A, VAR, 6.301%, 12/25/42	47,306
	Federal National Mortgage Association STRIPS,
8,314	Series 329, Class 1, PO, 01/25/33	7,706
36,261	Series 365, Class 8, IO, 5.500%, 05/25/36	6,808
29,474	Federal National Mortgage Association Trust, Series 2004-W2, Class 2A2, 7.000%, 02/25/44	34,720
	Government National Mortgage Association,
103,758	Series 1994-7, Class PQ, 6.500%, 10/16/24	117,895
63,962	Series 1998-22, Class PD, 6.500%, 09/20/28	75,000
103,026	Series 2000-21, Class Z, 9.000%, 03/16/30	125,802
1,335	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	196
232,948	Series 2000-36, Class PB, 7.500%, 11/16/30	279,560
729,932	Series 2001-10, Class PE, 6.500%, 03/16/31	828,111
109,023	Series 2001-22, Class PS, IF, 19.848%, 03/17/31	183,709
56,487	Series 2001-36, Class S, IF, IO, 7.608%, 08/16/31	19,632
851,081	Series 2001-64, Class PB, 6.500%, 12/20/31	978,647
8,384	Series 2002-24, Class SB, IF, 11.262%, 04/16/32	10,785
3,953	Series 2003-24, Class PO, PO, 03/16/33	3,727
27,425	Series 2004-28, Class S, IF, 18.446%, 04/16/34	42,199
500,000	Series 2006-38, Class OH, 6.500%, 08/20/36	645,578
132,791	Series 2007-45, Class QA, IF, IO, 6.192%, 07/20/37	27,492
103,984	Series 2007-76, Class SA, IF, IO, 6.082%, 11/20/37	19,028
103,726	Series 2008-2, Class MS, IF, IO, 6.718%, 01/16/38	22,592
67,060	Series 2008-55, Class SA, IF, IO, 5.752%, 06/20/38	11,776
42,819	Series 2009-6, Class SA, IF, IO, 5.658%, 02/16/39	6,803

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
142,440	Series 2009-6, Class SH, IF, IO, 5.592%, 02/20/39	24,110
102,493	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	22,662
74,856	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	16,190
207,543	Series 2009-22, Class SA, IF, IO, 5.822%, 04/20/39	32,957
184,123	Series 2009-31, Class TS, IF, IO, 5.852%, 03/20/39	21,644
182,535	Series 2009-64, Class SN, IF, IO, 5.658%, 07/16/39	20,548
83,395	Series 2009-79, Class OK, PO, 11/16/37	75,610
73,635	Series 2009-102, Class SM, IF, IO, 5.958%, 06/16/39	6,351
344,408	Series 2009-106, Class ST, IF, IO, 5.552%, 02/20/38	58,651
114,763	Series 2010-130, Class CP, 7.000%, 10/16/40	136,502
213,010	Series 2011-75, Class SM, IF, IO, 6.152%, 05/20/41	49,518
722,365	Series 2011-H19, Class FA, VAR, 0.906%, 08/20/61	717,586
700,280	Series 2012-H23, Class SA, VAR, 0.966%, 10/20/62	696,544
756,055	Series 2013-H08, Class FC, VAR, 0.886%, 02/20/63	750,090
462,518	Series 2013-H09, Class HA, 1.650%, 04/20/63	464,505
381,013	Series 2014-H17, Class FC, VAR, 0.936%, 07/20/64	378,053
576,697	Series 2015-137, Class WA, VAR, 5.484%, 01/20/38	657,864
898,028	Series 2015-H16, Class FG, VAR, 0.876%, 07/20/65	888,499
983,948	Series 2015-H30, Class FE, VAR, 1.036%, 11/20/65	981,395
231,111	Series 2016-H11, Class FD, VAR, 1.630%, 05/20/66	231,073
	Vendee Mortgage Trust,
45,040	Series 1994-1, Class 1, VAR, 5.514%, 02/15/24	49,521
108,115	Series 1996-1, Class 1Z, 6.750%, 02/15/26	126,113
57,470	Series 1996-2, Class 1Z, 6.750%, 06/15/26	66,589
215,068	Series 1997-1, Class 2Z, 7.500%, 02/15/27	254,806

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
57,933	Series 1998-1, Class 2E, 7.000%, 03/15/28	70,104

		32,461,758

	Non-Agency CMO — 3.8%
96,998	Ajax Mortgage Loan Trust, Series 2015-B, Class A, SUB, 3.875%, 07/25/60 (e)	96,016
	Alternative Loan Trust,
1,606,969	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	1,594,634
428,208	Series 2005-20CB, Class 3A8, IF, IO, 4.297%, 07/25/35	62,521
581,634	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	525,675
259,846	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	227,370
601,105	Series 2005-22T1, Class A2, IF, IO, 4.617%, 06/25/35	105,996
294,707	Series 2005-J1, Class 1A4, IF, IO, 4.647%, 02/25/35	18,636
135,496	Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, SUB, 4.500%, 11/25/45 (e)	135,916
	Banc of America Alternative Loan Trust,
211,998	Series 2004-5, Class 3A3, PO, 06/25/34	180,148
17,874	Series 2004-6, Class 15PO, PO, 07/25/19	17,405
	Banc of America Funding Trust,
29,849	Series 2004-1, Class PO, PO, 03/25/34	24,165
201,938	Series 2005-6, Class 2A7, 5.500%, 10/25/35	193,054
28,569	Series 2005-7, Class 30PO, PO, 11/25/35	22,864
115,459	Series 2005-E, Class 4A1, VAR, 2.888%, 03/20/35	113,704
	Banc of America Mortgage Trust,
12,532	Series 2004-3, Class 1A26, 5.500%, 04/25/34	12,604
5,827	Series 2004-4, Class APO, PO, 05/25/34	5,051
108,561	Series 2004-5, Class 2A2, 5.500%, 06/25/34	109,776
78,621	Series 2004-J, Class 3A1, VAR, 3.149%, 11/25/34	76,836
22,418	BCAP LLC Trust, Series 2011-RR5, Class 11A3, VAR, 0.596%, 05/28/36 (e)	22,307
	Bear Stearns ARM Trust,
51,222	Series 2003-7, Class 3A, VAR, 2.810%, 10/25/33	50,162
73,646	Series 2005-5, Class A1, VAR, 2.380%, 08/25/35	73,874

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
245,134	Series 2006-1, Class A1, VAR, 2.580%, 02/25/36	238,858
	CHL Mortgage Pass-Through Trust,
50,882	Series 2004-7, Class 2A1, VAR, 2.943%, 06/25/34	49,648
32,054	Series 2004-HYB1, Class 2A, VAR, 2.752%, 05/20/34	30,282
47,450	Series 2004-HYB3, Class 2A, VAR, 2.765%, 06/20/34	45,022
32,972	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	33,417
3,932	Series 2004-J8, Class POA, PO, 11/25/19	3,902
101,682	Series 2005-16, Class A23, 5.500%, 09/25/35	94,730
221,992	Series 2005-22, Class 2A1, VAR, 2.759%, 11/25/35	178,165
	Citigroup Global Markets Mortgage Securities VII, Inc.,
40,830	Series 2003-HYB1, Class A, VAR, 2.740%, 09/25/33	40,383
531	Series 2003-UP2, Class PO1, PO, 12/25/18	482
59,014	Citigroup Mortgage Loan Trust, Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	59,377
	Citigroup Mortgage Loan Trust, Inc.,
3,514	Series 2003-UP3, Class A3, 7.000%, 09/25/33	3,568
5,907	Series 2003-UST1, Class A1, 5.500%, 12/25/18	5,895
2,174	Series 2003-UST1, Class PO1, PO, 12/25/18	2,116
1,356	Series 2003-UST1, Class PO3, PO, 12/25/18	1,317
78,779	Series 2005-1, Class 2A1A, VAR, 2.777%, 02/25/35	62,500
2,638	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 5P, PO, 08/25/19	2,615
95,376	CSMC, Series 2010-11R, Class A6, VAR, 1.454%, 06/28/47 (e)	91,454
158,318	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	134,872
	First Horizon Mortgage Pass-Through Trust,
151,601	Series 2004-AR7, Class 2A2, VAR, 2.717%, 02/25/35	150,717
86,673	Series 2005-AR1, Class 2A2, VAR, 2.936%, 04/25/35	84,704

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
	GMACM Mortgage Loan Trust,
81,672	Series 2003-AR1, Class A4, VAR, 3.126%, 10/19/33	80,507
65,023	Series 2004-J5, Class A7, 6.500%, 01/25/35	67,095
397,864	Series 2005-AR3, Class 3A4, VAR, 3.299%, 06/19/35	388,125
	GSR Mortgage Loan Trust,
64,553	Series 2004-6F, Class 1A2, 5.000%, 05/25/34	65,090
249,465	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	264,570
97,088	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	99,594
48,835	Impac Secured Assets Trust, Series 2006-1, Class 2A1, VAR, 0.803%, 05/25/36	43,716
76,343	JP Morgan Mortgage Trust, Series 2006-A2, Class 5A3, VAR, 2.705%, 11/25/33	76,543
48,056	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 2.851%, 04/21/34	48,074
	MASTR Alternative Loan Trust,
72,169	Series 2003-9, Class 8A1, 6.000%, 01/25/34	71,940
128,128	Series 2004-4, Class 10A1, 5.000%, 05/25/24	132,984
153,774	Series 2004-6, Class 7A1, 6.000%, 07/25/34	151,762
18,595	Series 2004-7, Class 30PO, PO, 08/25/34	14,232
50,490	Series 2004-8, Class 6A1, 5.500%, 09/25/19	51,340
45,639	Series 2004-10, Class 1A1, 4.500%, 09/25/19	45,836
	MASTR Asset Securitization Trust,
183,847	Series 2003-11, Class 9A6, 5.250%, 12/25/33	189,946
3,596	Series 2003-12, Class 15PO, PO, 12/25/18	3,574
11,359	Series 2004-6, Class 15PO, PO, 07/25/19	10,880
7,876	Series 2004-8, Class PO, PO, 08/25/19	7,423
23,051	Series 2004-10, Class 15PO, PO, 10/25/19	21,994
51,387	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	40,590
44,044	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 1.093%, 02/25/35	42,292

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
41,954	NACC Reperforming Loan REMIC Trust, Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	42,315
308,118	PHH Alternative Mortgage Trust, Series 2007-2, Class 2X, IO, 6.000%, 05/25/37	79,846
	RALI Trust,
7,341	Series 2002-QS8, Class A5, 6.250%, 06/25/17	7,339
591,603	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	614,874
3,475	Series 2003-QS3, Class A2, IF, 15.503%, 02/25/18	3,639
27,055	Series 2003-QS9, Class A3, IF, IO, 7.097%, 05/25/18	1,013
42,381	Series 2003-QS14, Class A1, 5.000%, 07/25/18	42,547
12,618	Series 2003-QS18, Class A1, 5.000%, 09/25/18	12,704
3,382	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.750%, 02/25/19	3,420
99,389	RFMSI Trust, Series 2005-SA4, Class 1A1, VAR, 2.946%, 09/25/35	81,796
4,386	SACO I, Inc., Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	4,428
	Springleaf Mortgage Loan Trust,
78,877	Series 2013-1A, Class A, VAR, 1.270%, 06/25/58 (e)	78,707
124,000	Series 2013-1A, Class M1, VAR, 2.310%, 06/25/58 (e)	123,882
108,000	Series 2013-1A, Class M2, VAR, 3.140%, 06/25/58 (e)	107,848
93,079	Series 2013-2A, Class A, VAR, 1.780%, 12/25/65 (e)	92,999
125,000	Series 2013-2A, Class M1, VAR, 3.520%, 12/25/65 (e)	124,877
30,188	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 2.809%, 06/25/34	30,096
80,597	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-33H, Class 1A1, 5.500%, 10/25/33	82,219
	WaMu Mortgage Pass-Through Certificates Trust,
14,837	Series 2003-AR8, Class A, VAR, 2.490%, 08/25/33	14,961
68,437	Series 2003-AR9, Class 1A6, VAR, 2.514%, 09/25/33	68,731
884	Series 2003-S4, Class 3A, 5.500%, 06/25/33	884

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
24,558	Series 2004-AR3, Class A2, VAR, 2.785%, 06/25/34	24,710
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust,
1,027,966	Series 2005-2, Class 1A4, IF, IO, 4.597%, 04/25/35	168,777
353,934	Series 2005-2, Class 2A3, IF, IO, 4.547%, 04/25/35	49,362
281,265	Series 2005-3, Class CX, IO, 5.500%, 05/25/35	58,265
262,343	Series 2005-4, Class CB7, 5.500%, 06/25/35	242,555
10,671	Series 2005-4, Class DP, PO, 06/25/20	9,672
81,317	Series 2005-6, Class 2A4, 5.500%, 08/25/35	73,957
	Wells Fargo Mortgage-Backed Securities Trust,
19,609	Series 2003-K, Class 1A1, VAR, 2.615%, 11/25/33	19,595
39,218	Series 2003-K, Class 1A2, VAR, 2.615%, 11/25/33	39,374
47,401	Series 2004-EE, Class 3A1, VAR, 2.979%, 12/25/34	48,797
116,088	Series 2004-P, Class 2A1, VAR, 2.774%, 09/25/34	116,134
213,806	Series 2005-AR3, Class 1A1, VAR, 3.013%, 03/25/35	218,285
63,056	Series 2005-AR8, Class 2A1, VAR, 2.912%, 06/25/35	64,106
54,717	Series 2005-AR16, Class 2A1, VAR, 2.852%, 02/25/34	54,939

		9,708,498

	Total Collateralized Mortgage Obligations (Cost $39,258,702)	42,170,256

Commercial Mortgage-Backed Securities — 1.5%
	A10 Securitization LLC,
2,841	Series 2013-1, Class A, 2.400%, 11/15/25 (e)	2,841
201,803	Series 2015-1, Class A1, 2.100%, 04/15/34 (e)	201,157
100,961	A10 Term Asset Financing LLC, Series 2013-2, Class A, 2.620%, 11/15/27 (e)	100,439
18,602	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 07/10/43	18,543
	BB-UBS Trust,
100,000	Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	106,449

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
100,000	Series 2012-TFT, Class A, 2.892%, 06/05/30 (e)	102,445
7,040,933	CD Commercial Mortgage Trust, Series 2007-CD4, Class XC, IO, VAR, 0.576%, 12/11/49 (e)	11,158
89,819	Citigroup Commercial Mortgage Trust, Series 2013-SMP, Class A, 2.110%, 01/12/30 (e)	90,460
	COMM Mortgage Trust,
125,000	Series 2013-SFS, Class A2, VAR, 3.086%, 04/12/35 (e)	131,257
200,000	Series 2014-CR19, Class A5, 3.796%, 08/10/47	220,148
156,000	Series 2015-CR25, Class A4, 3.759%, 08/10/48	171,158
	Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates,
229,000	Series K038, Class A2, 3.389%, 03/25/24	253,145
415,407	Series KF12, Class A, VAR, 1.136%, 09/25/22	416,059
55,000	Series KJ02, Class A2, 2.597%, 09/25/20	57,283
250,000	Series KPLB, Class A, 2.770%, 05/25/25	263,203
110,000	FREMF Mortgage Trust, Series 2016-K722, Class B, VAR, 3.835%, 07/25/49 (e)	103,508
122,000	GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	123,027
2,346,054	Morgan Stanley Capital I Trust, Series 2006-IQ12, Class X1, IO, VAR, 0.630%, 12/15/43 (e)	2,615
22,251	NCUA Guaranteed Notes Trust, Series 2010-C1, Class APT, 2.650%, 10/29/20	22,265
173,000	PFP Ltd., (Cayman Islands), Series 2015-2, Class A, VAR, 1.884%, 07/14/34 (e)	171,515
	RAIT Trust,
250,000	Series 2014-FL2, Class B, VAR, 2.592%, 05/13/31 (e)	247,822
250,000	Series 2015-FL5, Class B, VAR, 4.342%, 01/15/31 (e)	249,555
120,000	Resource Capital Corp., Ltd., (Cayman Islands), Series 2015-CRE4, Class A, VAR, 1.842%, 08/15/32 (e)	118,241
116,000	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	123,066
104,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4, 3.525%, 05/10/63	112,740

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

200,000	VNDO Mortgage Trust, Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	212,834
110,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	121,587

	Total Commercial Mortgage-Backed Securities (Cost $3,644,726)	3,754,520

Corporate Bonds — 18.2%
	Consumer Discretionary — 1.3%
	Auto Components — 0.0% (g)
7,000	Johnson Controls, Inc., 4.950%, 07/02/64	6,983

	Automobiles — 0.2%
150,000	Daimler Finance North America LLC, 1.875%, 01/11/18 (e)	151,406
110,000	Ford Motor Co., 7.450%, 07/16/31	147,024
	General Motors Co.,
40,000	4.875%, 10/02/23	42,517
100,000	6.600%, 04/01/36	114,727
	Hyundai Capital America,
34,000	2.000%, 07/01/19 (e)	34,210
65,000	2.400%, 10/30/18 (e)	65,812

		555,696

	Hotels, Restaurants & Leisure — 0.0% (g)
60,000	McDonald’s Corp., 4.700%, 12/09/35	67,720
28,000	Starbucks Corp., 2.700%, 06/15/22	29,565

		97,285

	Internet & Catalog Retail — 0.1%
	Amazon.com, Inc.,
66,000	3.800%, 12/05/24	74,008
65,000	4.800%, 12/05/34	76,495

		150,503

	Media — 0.8%
	21st Century Fox America, Inc.,
50,000	6.650%, 11/15/37	65,605
50,000	7.250%, 05/18/18	55,373
150,000	7.300%, 04/30/28	198,565
	CBS Corp.,
99,000	3.700%, 08/15/24	103,432
42,000	4.000%, 01/15/26	44,852
94,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.464%, 07/23/22 (e)	101,207
75,000	Comcast Cable Holdings LLC, 10.125%, 04/15/22	101,592

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Media — continued
	Comcast Corp.,
39,000	4.200%, 08/15/34	42,964
87,000	4.250%, 01/15/33	96,065
130,000	6.450%, 03/15/37	178,975
30,000	6.500%, 01/15/17	30,880
35,000	6.500%, 11/15/35	48,681
20,000	Cox Communications, Inc., 8.375%, 03/01/39 (e)	24,180
	Discovery Communications LLC,
78,000	4.375%, 06/15/21	83,762
30,000	4.950%, 05/15/42	26,060
100,000	Historic TW, Inc., 9.150%, 02/01/23	134,435
75,000	NBCUniversal Media LLC, 5.950%, 04/01/41	99,846
	Thomson Reuters Corp., (Canada),
25,000	3.850%, 09/29/24	26,654
84,000	3.950%, 09/30/21	89,590
	Time Warner Cable, Inc.,
50,000	6.550%, 05/01/37	58,339
50,000	6.750%, 07/01/18	54,853
50,000	7.300%, 07/01/38	62,644
75,000	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	100,580
	Time Warner, Inc.,
35,000	4.750%, 03/29/21	39,322
75,000	6.200%, 03/15/40	92,167
7,000	6.250%, 03/29/41	8,815
15,000	6.500%, 11/15/36	19,032
40,000	7.700%, 05/01/32	55,749
	Viacom, Inc.,
15,000	2.750%, 12/15/19	15,218
22,000	3.250%, 03/15/23	21,647
43,000	3.875%, 12/15/21	45,375
20,000	4.500%, 02/27/42	16,603
16,000	4.850%, 12/15/34	14,924

		2,157,986

	Multiline Retail — 0.1%
	Macy’s Retail Holdings, Inc.,
18,000	4.375%, 09/01/23	18,705
26,000	4.500%, 12/15/34	23,045
9,000	5.125%, 01/15/42	8,008
30,000	6.375%, 03/15/37	30,368
30,000	6.900%, 04/01/29	32,985

		113,111

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 0.1%
28,000	Gap, Inc. (The), 5.950%, 04/12/21	29,351
	Home Depot, Inc. (The),
37,000	3.000%, 04/01/26	39,343
34,000	4.250%, 04/01/46	38,861
	Lowe’s Cos., Inc.,
72,000	3.375%, 09/15/25	78,774
75,000	7.110%, 05/15/37	107,346

		293,675

	Total Consumer Discretionary	3,375,239

	Consumer Staples — 0.9%
	Beverages — 0.3%
	Anheuser-Busch InBev Finance, Inc.,
23,000	1.900%, 02/01/19	23,390
234,000	3.300%, 02/01/23	246,186
241,000	4.700%, 02/01/36	271,140
38,000	Brown-Forman Corp., 4.500%, 07/15/45	43,459
95,000	Diageo Capital plc, (United Kingdom), 5.750%, 10/23/17	100,668
53,000	Molson Coors Brewing Co., 3.000%, 07/15/26	52,976
107,000	PepsiCo, Inc., 4.450%, 04/14/46	124,959

		862,778

	Food & Staples Retailing — 0.3%
21,000	Costco Wholesale Corp., 2.250%, 02/15/22	21,670
	CVS Health Corp.,
102,000	2.125%, 06/01/21	103,205
62,000	2.875%, 06/01/26	63,369
80,000	3.500%, 07/20/22	86,146
36,000	4.000%, 12/05/23	39,827
16,000	5.300%, 12/05/43	19,987
	Kroger Co. (The),
67,000	4.000%, 02/01/24	74,330
18,000	5.400%, 07/15/40	21,674
25,000	7.500%, 04/01/31	34,990
	Walgreen Co.,
36,000	3.100%, 09/15/22	37,089
50,000	4.400%, 09/15/42	50,714
	Walgreens Boots Alliance, Inc.,
33,000	3.100%, 06/01/23	33,550
47,000	3.800%, 11/18/24	49,818
23,000	4.500%, 11/18/34	24,152
70,000	Wal-Mart Stores, Inc., 6.500%, 08/15/37	101,507

		762,028

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Food Products — 0.3%
55,000	Bunge Ltd. Finance Corp., 8.500%, 06/15/19	64,310
27,000	Bunge N.A. Finance LP, 5.900%, 04/01/17	27,866
8,000	ConAgra Foods, Inc., 2.100%, 03/15/18	8,075
13,000	Kellogg Co., 1.750%, 05/17/17	13,091
	Kraft Heinz Foods Co.,
35,000	3.500%, 06/06/22	37,228
31,000	5.375%, 02/10/20	34,928
122,000	6.125%, 08/23/18	133,794
133,000	6.875%, 01/26/39	181,606
27,000	Mead Johnson Nutrition Co., 4.125%, 11/15/25	29,465
75,000	Mondelez International, Inc., 4.000%, 02/01/24	82,058
	Tyson Foods, Inc.,
49,000	3.950%, 08/15/24	52,980
60,000	4.875%, 08/15/34	66,972

		732,373

	Household Products — 0.0% (g)
49,821	Procter & Gamble - ESOP, Series A, 9.360%, 01/01/21	60,248

	Total Consumer Staples	2,417,427

	Energy — 2.0%
	Energy Equipment & Services — 0.1%
21,000	Diamond Offshore Drilling, Inc., 4.875%, 11/01/43	14,971
9,000	Ensco plc, (United Kingdom), 5.200%, 03/15/25	6,255
	Halliburton Co.,
54,000	3.500%, 08/01/23	56,034
37,000	4.850%, 11/15/35	40,087
	Nabors Industries, Inc.,
15,000	4.625%, 09/15/21	13,723
15,000	5.000%, 09/15/20	14,115
	Noble Holding International Ltd., (Cayman Islands),
5,000	3.950%, 03/15/22	3,481
25,000	6.050%, 03/01/41	15,000
18,000	7.950%, 04/01/45	12,645
	Transocean, Inc., (Cayman Islands),
42,000	6.500%, 11/15/20	37,325
51,000	8.125%, 12/15/21	43,095
14,000	9.100%, 12/15/41	9,520

		266,251

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 1.9%
50,000	Apache Corp., 6.900%, 09/15/18	54,764
	Boardwalk Pipelines LP,
18,000	4.950%, 12/15/24	17,712
16,000	5.950%, 06/01/26	16,815
	BP Capital Markets plc, (United Kingdom),
121,000	2.750%, 05/10/23	122,267
15,000	3.506%, 03/17/25	15,798
150,000	3.814%, 02/10/24	160,765
	Buckeye Partners LP,
30,000	4.350%, 10/15/24	29,721
15,000	4.875%, 02/01/21	15,760
	Canadian Natural Resources Ltd., (Canada),
65,000	3.900%, 02/01/25	64,401
100,000	5.900%, 02/01/18	105,647
	Cenovus Energy, Inc., (Canada),
13,000	3.000%, 08/15/22	11,869
23,000	4.450%, 09/15/42	18,390
8,000	6.750%, 11/15/39	8,405
	Chevron Corp.,
150,000	2.100%, 05/16/21	152,976
20,000	2.355%, 12/05/22	20,341
200,000	2.566%, 05/16/23	204,288
200,000	CNOOC Nexen Finance 2014 ULC, (Canada), 4.250%, 04/30/24	212,707
	ConocoPhillips,
25,000	5.750%, 02/01/19	27,504
120,000	6.000%, 01/15/20	136,493
75,000	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	75,918
43,000	ConocoPhillips Co., 3.350%, 11/15/24	44,297
	Devon Energy Corp.,
47,000	3.250%, 05/15/22	45,586
21,000	4.750%, 05/15/42	18,832
	Ecopetrol S.A., (Colombia),
33,000	4.125%, 01/16/25	29,618
39,000	5.375%, 06/26/26	37,744
28,000	5.875%, 09/18/23	28,840
	Energy Transfer Partners LP,
27,000	3.600%, 02/01/23	25,882
45,000	4.750%, 01/15/26	46,449
17,000	5.150%, 03/15/45	15,457
	EnLink Midstream Partners LP,
22,000	4.150%, 06/01/25	20,285
65,000	5.050%, 04/01/45	53,143

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
	Enterprise Products Operating LLC,
38,000	3.700%, 02/15/26	39,788
25,000	3.750%, 02/15/25	26,086
25,000	3.900%, 02/15/24	26,470
6,000	4.950%, 10/15/54	6,068
16,000	5.100%, 02/15/45	17,605
15,000	EOG Resources, Inc., 2.625%, 03/15/23	14,948
181,000	Exxon Mobil Corp., 3.043%, 03/01/26	191,643
55,000	Gulf South Pipeline Co. LP, 4.000%, 06/15/22	52,696
120,000	Kerr-McGee Corp., 7.875%, 09/15/31	143,059
	Magellan Midstream Partners LP,
14,000	3.200%, 03/15/25	13,900
76,000	5.150%, 10/15/43	81,143
150,000	Marathon Oil Corp., 6.000%, 10/01/17	155,408
29,000	Marathon Petroleum Corp., 3.625%, 09/15/24	28,491
100,000	NGPL PipeCo LLC, 7.119%, 12/15/17 (e)	104,250
	Noble Energy, Inc.,
14,000	5.050%, 11/15/44	14,107
15,000	5.625%, 05/01/21	15,627
45,000	Occidental Petroleum Corp., 3.500%, 06/15/25	47,575
	ONEOK Partners LP,
25,000	3.200%, 09/15/18	25,298
25,000	3.375%, 10/01/22	24,463
100,000	4.900%, 03/15/25	104,914
15,000	6.650%, 10/01/36	15,707
40,000	8.625%, 03/01/19	45,316
25,000	Petrobras Global Finance B.V., (Netherlands), 7.875%, 03/15/19	25,687
60,000	Petro-Canada, (Canada), 6.800%, 05/15/38	78,960
	Petroleos Mexicanos, (Mexico),
30,000	4.250%, 01/15/25	28,890
20,000	4.875%, 01/18/24	20,171
33,000	5.500%, 06/27/44	29,700
42,000	6.375%, 01/23/45	42,000
50,000	6.625%, 06/15/35	51,310
	Plains All American Pipeline LP/PAA Finance Corp.,
15,000	2.600%, 12/15/19	14,613
50,000	3.600%, 11/01/24	46,976
130,000	4.650%, 10/15/25	131,315
50,000	4.900%, 02/15/45	44,725

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
60,000	Schlumberger Holdings Corp., 3.625%, 12/21/22 (e)	63,479
	Spectra Energy Capital LLC,
47,000	3.300%, 03/15/23	45,176
50,000	5.650%, 03/01/20	53,583
45,000	7.500%, 09/15/38	51,551
50,000	8.000%, 10/01/19	57,401
	Spectra Energy Partners LP,
34,000	2.950%, 09/25/18	34,652
19,000	3.500%, 03/15/25	19,447
7,000	4.500%, 03/15/45	7,120
25,000	5.950%, 09/25/43	29,576
	Statoil ASA, (Norway),
50,000	1.150%, 05/15/18	50,045
143,000	2.650%, 01/15/24	144,389
23,000	3.250%, 11/10/24	24,300
45,000	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	59,853
	Sunoco Logistics Partners Operations LP,
13,000	4.250%, 04/01/24	13,137
141,000	4.400%, 04/01/21	148,601
53,000	5.350%, 05/15/45	52,552
25,000	Total Capital Canada Ltd., (Canada), 2.750%, 07/15/23	25,705
	Total Capital International S.A., (France),
28,000	1.550%, 06/28/17	28,146
50,000	2.750%, 06/19/21	51,982
	TransCanada PipeLines Ltd., (Canada),
70,000	6.200%, 10/15/37	85,745
50,000	6.500%, 08/15/18	54,818
50,000	7.125%, 01/15/19	56,276
29,000	Western Gas Partners LP, 4.650%, 07/01/26 (w)	28,941

		4,734,058

	Total Energy	5,000,309

	Financials — 7.5%
	Banks — 2.8%
	Bank of America Corp.,
100,000	2.000%, 01/11/18	100,687
50,000	3.300%, 01/11/23	51,477
114,000	3.500%, 04/19/26	117,926
388,000	3.875%, 08/01/25	412,967
92,000	Series L, 3.950%, 04/21/25	93,541
30,000	4.200%, 08/26/24	31,025
69,000	4.450%, 03/03/26	72,206

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
295,000	5.650%, 05/01/18	316,136
245,000	5.750%, 12/01/17	259,318
135,000	6.400%, 08/28/17	142,447
90,000	6.875%, 04/25/18	98,258
25,000	7.625%, 06/01/19	28,946
	Bank of Nova Scotia (The), (Canada),
100,000	1.450%, 04/25/18	100,356
100,000	1.700%, 06/11/18	100,921
150,000	Barclays Bank plc, (United Kingdom), 6.050%, 12/04/17 (e)	157,087
200,000	Barclays plc, (United Kingdom), 3.650%, 03/16/25	192,314
50,000	BB&T Corp., 5.250%, 11/01/19	55,403
	Citigroup, Inc.,
100,000	1.700%, 04/27/18	100,160
40,000	1.750%, 05/01/18	40,176
137,000	2.150%, 07/30/18	138,670
50,000	2.400%, 02/18/20	50,516
75,000	3.400%, 05/01/26	76,965
50,000	4.300%, 11/20/26	51,540
20,000	4.400%, 06/10/25	20,876
210,000	4.450%, 09/29/27	215,898
69,000	4.650%, 07/30/45	75,880
50,000	4.750%, 05/18/46	50,097
58,000	5.500%, 09/13/25	65,045
56,000	8.125%, 07/15/39	87,387
10,000	Comerica, Inc., 3.800%, 07/22/26	10,180
250,000	Cooperatieve Rabobank UA, (Netherlands), 4.375%, 08/04/25	261,256
200,000	Credit Agricole S.A., (France), 4.375%, 03/17/25 (e)	202,097
350,000	Credit Suisse Group Funding Guernsey Ltd., (Guernsey), 3.800%, 06/09/23 (e)	349,306
83,000	Fifth Third Bancorp, 2.875%, 07/27/20	86,499
350,000	Glitnir Banki HF, (Iceland), 0.000%, 10/15/08 (d) (e)	7,000
111,000	HSBC Bank plc, (United Kingdom), 4.125%, 08/12/20 (e)	119,493
229,000	HSBC Holdings plc, (United Kingdom), 3.600%, 05/25/23	234,064
73,000	Huntington Bancshares, Inc., 3.150%, 03/14/21	75,630
56,000	KeyCorp, 2.900%, 09/15/20	57,926
9,000	MUFG Americas Holdings Corp., 2.250%, 02/10/20	9,066
	PNC Funding Corp.,
150,000	5.125%, 02/08/20	167,832

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
25,000	5.625%, 02/01/17	25,618
25,000	6.700%, 06/10/19	28,666
54,000	Regions Financial Corp., 3.200%, 02/08/21	55,588
	Royal Bank of Canada, (Canada),
50,000	1.875%, 02/05/20	50,662
80,000	2.000%, 10/01/18	81,112
69,000	Santander UK Group Holdings plc, (United Kingdom), 3.125%, 01/08/21	69,150
87,000	Santander UK plc, (United Kingdom), 2.500%, 03/14/19	87,895
200,000	Standard Chartered plc, (United Kingdom), 4.050%, 04/12/26 (e)	200,973
229,000	Toronto-Dominion Bank (The), (Canada), 1.750%, 07/23/18	231,345
100,000	U.S. Bancorp, 7.500%, 06/01/26	135,503
50,000	Wachovia Corp., 5.750%, 02/01/18	53,512
	Wells Fargo & Co.,
65,000	2.600%, 07/22/20	66,808
200,000	3.000%, 02/19/25	204,944
84,000	3.000%, 04/22/26	85,623
80,000	3.300%, 09/09/24	83,944
31,000	4.300%, 07/22/27	33,458
284,000	5.606%, 01/15/44	340,217
250,000	Wells Fargo Bank N.A., 6.000%, 11/15/17	266,010
121,000	Westpac Banking Corp., (Australia), 4.875%, 11/19/19	133,867

		7,119,469

	Capital Markets — 1.7%
60,000	Ameriprise Financial, Inc., 4.000%, 10/15/23	64,972
	Bank of New York Mellon Corp. (The),
100,000	3.250%, 09/11/24	106,486
83,000	Series 0012, 3.650%, 02/04/24	90,818
55,000	4.600%, 01/15/20	60,720
	BlackRock, Inc.,
65,000	4.250%, 05/24/21	72,931
65,000	Series 2, 5.000%, 12/10/19	72,796
65,000	6.250%, 09/15/17	69,124
	Blackstone Holdings Finance Co. LLC,
21,000	4.450%, 07/15/45 (e)	21,209
100,000	5.875%, 03/15/21 (e)	117,187
	Deutsche Bank AG, (Germany),
77,000	2.950%, 08/20/20	76,331
123,000	3.375%, 05/12/21	123,437

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Capital Markets — continued
	Goldman Sachs Group, Inc. (The),
36,000	2.600%, 04/23/20	36,602
55,000	2.625%, 01/31/19	56,291
20,000	2.625%, 04/25/21	20,285
188,000	2.750%, 09/15/20	191,918
42,000	3.750%, 02/25/26	44,067
105,000	4.250%, 10/21/25	108,657
23,000	5.250%, 07/27/21	25,986
206,000	5.375%, 03/15/20	229,327
200,000	5.950%, 01/18/18	213,058
75,000	5.950%, 01/15/27	86,482
80,000	6.750%, 10/01/37	98,734
125,000	7.500%, 02/15/19	142,847
	Invesco Finance plc, (United Kingdom),
36,000	3.750%, 01/15/26	38,663
29,000	4.000%, 01/30/24	31,741
	Jefferies Group LLC,
110,000	6.450%, 06/08/27	122,254
100,000	6.875%, 04/15/21	113,580
	Macquarie Bank Ltd., (Australia),
285,000	1.600%, 10/27/17 (e)	285,308
100,000	2.850%, 07/29/20 (e)	102,520
100,000	4.000%, 07/29/25 (e)	105,167
	Morgan Stanley,
25,000	2.650%, 01/27/20	25,414
142,000	2.800%, 06/16/20	145,419
69,000	3.700%, 10/23/24	72,210
141,000	3.875%, 01/27/26	150,119
198,000	4.000%, 07/23/25	212,119
100,000	4.100%, 05/22/23	103,977
20,000	4.350%, 09/08/26	20,933
35,000	5.500%, 07/28/21	39,970
200,000	5.625%, 09/23/19	221,902
130,000	5.950%, 12/28/17	138,242
65,000	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	75,475
	State Street Corp.,
24,000	3.100%, 05/15/23	24,832
147,000	3.550%, 08/18/25	159,937
77,000	3.700%, 11/20/23	84,821
17,000	TD Ameritrade Holding Corp., 2.950%, 04/01/22	17,715

		4,422,583

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — 1.0%
50,000	American Express Co., 7.000%, 03/19/18	54,616
	American Express Credit Corp.,
130,000	1.800%, 07/31/18	131,153
118,000	2.250%, 05/05/21	120,132
	American Honda Finance Corp.,
200,000	1.600%, 02/16/18 (e)	201,918
33,000	2.250%, 08/15/19	34,074
	Capital One Financial Corp.,
110,000	3.500%, 06/15/23	113,767
20,000	3.750%, 04/24/24	20,875
186,000	4.200%, 10/29/25	191,309
	Caterpillar Financial Services Corp.,
80,000	5.450%, 04/15/18	85,996
100,000	7.050%, 10/01/18	112,290
50,000	7.150%, 02/15/19	57,429
	Ford Motor Credit Co. LLC,
200,000	3.096%, 05/04/23	202,823
200,000	4.250%, 02/03/17	203,196
	General Motors Financial Co., Inc.,
114,000	3.200%, 07/13/20	115,501
75,000	3.200%, 07/06/21	75,217
68,000	3.700%, 05/09/23	68,442
50,000	HSBC Finance Corp., 7.350%, 11/27/32	61,302
	HSBC USA, Inc.,
100,000	1.625%, 01/16/18	99,822
135,000	2.350%, 03/05/20	134,967
168,000	2.750%, 08/07/20	169,336
	John Deere Capital Corp.,
39,000	1.200%, 10/10/17	39,152
44,000	1.600%, 07/13/18	44,443
42,000	3.150%, 10/15/21	45,033
82,000	3.400%, 09/11/25	88,702
	Toyota Motor Credit Corp.,
100,000	2.125%, 07/18/19	102,674
60,000	2.800%, 07/13/22	63,113

		2,637,282

	Diversified Financial Services — 0.5%
150,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, (Ireland), 3.950%, 02/01/22	150,000
63,000	Berkshire Hathaway, Inc., 2.750%, 03/15/23	65,119
	CME Group, Inc.,
97,000	3.000%, 03/15/25	101,373
16,000	5.300%, 09/15/43	20,456

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Diversified Financial Services — continued
251,000	GE Capital International Funding Co. Unlimited Co., (Ireland), 2.342%, 11/15/20 (e)	259,444
	Intercontinental Exchange, Inc.,
23,000	2.500%, 10/15/18	23,644
59,000	4.000%, 10/15/23	64,033
50,000	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	60,415
	Shell International Finance B.V., (Netherlands),
42,000	1.125%, 08/21/17	42,127
70,000	2.125%, 05/11/20	71,450
161,000	2.875%, 05/10/26	163,662
155,000	4.000%, 05/10/46	158,204
47,000	4.125%, 05/11/35	50,713
60,000	6.375%, 12/15/38	81,554
20,000	Voya Financial, Inc., 3.650%, 06/15/26	20,113

		1,332,307

	Insurance — 0.8%
31,000	Allstate Corp. (The), 3.150%, 06/15/23	32,970
	American International Group, Inc.,
24,000	3.750%, 07/10/25	24,472
59,000	4.125%, 02/15/24	62,267
60,000	4.700%, 07/10/35	62,067
18,000	Aon Corp., 6.250%, 09/30/40	22,902
46,000	Aon plc, (United Kingdom), 3.875%, 12/15/25	48,542
	Berkshire Hathaway Finance Corp.,
62,000	4.300%, 05/15/43	69,169
50,000	5.400%, 05/15/18	54,095
100,000	5.750%, 01/15/40	132,861
	Chubb INA Holdings, Inc.,
120,000	2.700%, 03/13/23	123,367
42,000	2.875%, 11/03/22	43,940
	CNA Financial Corp.,
44,000	3.950%, 05/15/24	46,496
32,000	4.500%, 03/01/26	34,078
	Jackson National Life Global Funding,
97,000	1.875%, 10/15/18 (e)	98,160
34,000	3.050%, 04/29/26 (e)	34,474
	Liberty Mutual Group, Inc.,
27,000	5.000%, 06/01/21 (e)	29,817
50,000	6.500%, 03/15/35 (e)	61,374
	Lincoln National Corp.,
50,000	4.000%, 09/01/23	52,002

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
20,000	4.850%, 06/24/21	22,118
25,000	Marsh & McLennan Cos., Inc., 3.300%, 03/14/23	26,102
60,000	Massachusetts Mutual Life Insurance Co., 8.875%, 06/01/39 (e)	89,832
	MetLife, Inc.,
87,000	3.600%, 11/13/25	91,336
28,000	4.050%, 03/01/45	27,603
	Metropolitan Life Global Funding I,
100,000	1.500%, 01/10/18 (e)	100,576
175,000	3.650%, 06/14/18 (e)	182,903
75,000	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	114,083
29,000	New York Life Global Funding, 2.000%, 04/13/21 (e)	29,390
100,000	Pacific Life Global Funding, 5.000%, 05/15/17 (e)	102,721
30,000	Principal Financial Group, Inc., 3.125%, 05/15/23	30,396
150,000	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	200,048
25,000	Travelers Cos., Inc. (The), 5.800%, 05/15/18	27,117

		2,077,278

	Real Estate Investment Trusts (REITs) — 0.6%
	American Tower Corp.,
44,000	3.375%, 10/15/26	44,253
40,000	3.500%, 01/31/23	41,396
80,000	4.700%, 03/15/22	88,293
38,000	5.000%, 02/15/24	42,952
30,000	5.900%, 11/01/21	34,911
80,000	American Tower Trust I, 3.070%, 03/15/23 (e)	82,166
50,000	AvalonBay Communities, Inc., 2.850%, 03/15/23	50,811
67,000	Boston Properties LP, 3.650%, 02/01/26	71,439
	Crown Castle International Corp.,
50,000	4.875%, 04/15/22	54,910
30,000	5.250%, 01/15/23	33,669
18,000	Duke Realty LP, 3.250%, 06/30/26	18,259
	Equity Commonwealth,
75,000	5.875%, 09/15/20	83,284
100,000	6.650%, 01/15/18	104,407
50,000	ERP Operating LP, 3.000%, 04/15/23	51,357
115,000	HCP, Inc., 3.875%, 08/15/24	115,687

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Real Estate Investment Trusts (REITs) — continued
	Prologis LP,
24,000	3.750%, 11/01/25	25,593
27,000	4.250%, 08/15/23	29,908
20,000	Realty Income Corp., 3.875%, 07/15/24	21,015
	Simon Property Group LP,
119,000	2.500%, 07/15/21	122,615
70,000	4.375%, 03/01/21	77,690
	Ventas Realty LP,
45,000	3.125%, 06/15/23	45,914
9,000	3.500%, 02/01/25	9,230
29,000	3.750%, 05/01/24	30,325
34,000	4.125%, 01/15/26	36,556
37,000	Welltower Inc., 4.500%, 01/15/24	40,138

		1,356,778

	Thrifts & Mortgage Finance — 0.1%
200,000	BPCE S.A., (France), 4.875%, 04/01/26 (e)	205,292

	Total Financials	19,150,989

	Health Care — 0.9%
	Biotechnology — 0.2%
	Amgen, Inc.,
25,000	2.125%, 05/01/20	25,397
209,000	4.663%, 06/15/51 (e)	218,082
40,000	5.700%, 02/01/19	44,318
	Baxalta, Inc.,
22,000	3.600%, 06/23/22	22,708
8,000	5.250%, 06/23/45	8,683
79,000	Biogen, Inc., 2.900%, 09/15/20	82,338
	Celgene Corp.,
49,000	3.250%, 08/15/22	50,616
41,000	3.625%, 05/15/24	42,718
53,000	5.000%, 08/15/45	58,410
	Gilead Sciences, Inc.,
54,000	3.250%, 09/01/22	57,512
29,000	3.650%, 03/01/26	31,553
30,000	4.600%, 09/01/35	33,333

		675,668

	Health Care Providers & Services — 0.3%
	Aetna, Inc.,
30,000	2.800%, 06/15/23	30,669
24,000	4.250%, 06/15/36	24,798
	Anthem, Inc.,
47,000	2.300%, 07/15/18	47,693
18,000	3.300%, 01/15/23	18,595

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
18,000	4.650%, 01/15/43	18,798
65,000	4.650%, 08/15/44	69,269
	Cardinal Health, Inc.,
23,000	2.400%, 11/15/19	23,571
28,000	3.750%, 09/15/25	30,477
	Express Scripts Holding Co.,
48,000	3.500%, 06/15/24	49,574
77,000	4.500%, 02/25/26	84,637
17,000	Quest Diagnostics, Inc., 3.450%, 06/01/26	17,576
	UnitedHealth Group, Inc.,
36,000	1.700%, 02/15/19	36,402
175,000	2.125%, 03/15/21	178,312
42,000	3.350%, 07/15/22	44,985
34,000	4.625%, 07/15/35	39,510
50,000	6.625%, 11/15/37	70,722

		785,588

	Pharmaceuticals — 0.4%
	AbbVie, Inc.,
45,000	1.750%, 11/06/17	45,266
76,000	2.850%, 05/14/23	76,740
22,000	2.900%, 11/06/22	22,435
30,000	3.200%, 11/06/22	31,025
58,000	3.200%, 05/14/26	58,644
200,000	4.300%, 05/14/36	203,711
69,000	4.500%, 05/14/35	71,977
	Actavis Funding SCS, (Luxembourg),
42,000	3.450%, 03/15/22	43,634
42,000	4.550%, 03/15/35	43,034
43,000	Allergan, Inc., 3.375%, 09/15/20	44,847
52,000	Forest Laboratories LLC, 5.000%, 12/15/21 (e)	58,201
36,000	Johnson & Johnson, 3.550%, 03/01/36	39,710
	Merck & Co., Inc.,
21,000	2.350%, 02/10/22	21,635
63,000	2.800%, 05/18/23	66,148
10,000	3.700%, 02/10/45	10,511
	Mylan N.V., (Netherlands),
35,000	3.950%, 06/15/26 (e)	35,405
24,000	5.250%, 06/15/46 (e)	25,202
20,000	Mylan, Inc., 3.125%, 01/15/23 (e)	19,863
	Zoetis, Inc.,
14,000	1.875%, 02/01/18	14,041
9,000	4.700%, 02/01/43	8,924

		940,953

	Total Health Care	2,402,209

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Industrials — 1.3%
	Aerospace & Defense — 0.2%
32,000	Airbus Group Finance B.V., (Netherlands), 2.700%, 04/17/23 (e)	33,271
45,000	BAE Systems Holdings, Inc., 3.800%, 10/07/24 (e)	47,361
51,000	BAE Systems plc, (United Kingdom), 5.800%, 10/11/41 (e)	62,876
	Lockheed Martin Corp.,
33,000	2.125%, 09/15/16	33,090
100,000	4.500%, 05/15/36	111,685
30,000	4.850%, 09/15/41	35,063
22,000	Series B, 6.150%, 09/01/36	29,223
45,000	Precision Castparts Corp., 3.250%, 06/15/25	48,007
25,000	United Technologies Corp., 4.150%, 05/15/45	27,427

		428,003

	Air Freight & Logistics — 0.0% (g)
	FedEx Corp.,
16,000	3.900%, 02/01/35	16,274
50,000	4.100%, 04/15/43	50,514
35,000	United Parcel Service of America, Inc., 8.375%, 04/01/20	43,864

		110,652

	Airlines — 0.0% (g)
22,900	Air Canada 2013-1 Class A Pass-Through Trust, (Canada), 4.125%, 05/15/25 (e)	23,587
20,353	American Airlines 2011-1 Class A Pass-Through Trust, Series A, 5.250%, 01/31/21	21,930
16,000	American Airlines 2016-2 Class A Pass Through Trust, Series A, 3.650%, 06/15/28	16,560
29,324	Delta Air Lines 2010-2 Class A Pass-Through Trust, Series 2A, 4.950%, 05/23/19	31,010

		93,087

	Commercial Services & Supplies — 0.1%
	Republic Services, Inc.,
21,000	2.900%, 07/01/26	21,309
21,000	3.550%, 06/01/22	22,683
	Waste Management, Inc.,
32,000	2.400%, 05/15/23	32,474
8,000	3.900%, 03/01/35	8,388
43,000	4.750%, 06/30/20	48,171

		133,025

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — 0.0% (g)
23,000	ABB Finance USA, Inc., 2.875%, 05/08/22	23,965
44,000	Fluor Corp., 3.375%, 09/15/21	46,794

		70,759

	Industrial Conglomerates — 0.4%
	Danaher Corp.,
123,000	3.350%, 09/15/25	135,735
44,000	3.900%, 06/23/21	48,327
	General Electric Co.,
100,000	3.100%, 01/09/23	106,836
88,000	5.500%, 01/08/20	100,593
100,000	5.875%, 01/14/38	135,325
200,000	6.750%, 03/15/32	280,819
22,000	Koninklijke Philips N.V., (Netherlands), 5.750%, 03/11/18	23,526
114,000	Pentair Finance S.A., (Luxembourg), 2.900%, 09/15/18	115,155
26,000	Tyco International Finance S.A., (Luxembourg), 3.900%, 02/14/26	28,014

		974,330

	Machinery — 0.1%
80,000	Illinois Tool Works, Inc., 3.900%, 09/01/42	86,068
	Parker-Hannifin Corp.,
30,000	4.450%, 11/21/44	35,388
25,000	5.500%, 05/15/18	27,134

		148,590

	Professional Services — 0.0% (g)
37,000	Equifax, Inc., 2.300%, 06/01/21	37,527

	Road & Rail — 0.5%
	Burlington Northern Santa Fe LLC,
50,000	3.000%, 03/15/23	52,602
25,000	3.600%, 09/01/20	26,865
40,000	3.900%, 08/01/46	42,220
25,000	4.375%, 09/01/42	27,814
35,000	4.700%, 09/01/45	41,188
77,000	5.150%, 09/01/43	94,039
126,000	5.400%, 06/01/41	156,224
100,000	5.650%, 05/01/17	103,869
85,000	5.750%, 05/01/40	109,097
	Canadian Pacific Railway Co., (Canada),
35,000	4.500%, 01/15/22	38,620
127,000	6.125%, 09/15/15[1]	158,470
	CSX Corp.,
19,000	3.950%, 05/01/50	19,033
33,000	4.250%, 06/01/21	36,165

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Road & Rail — continued
50,000	5.500%, 04/15/41	64,083
25,000	7.375%, 02/01/19	28,696
	ERAC USA Finance LLC,
50,000	2.600%, 12/01/21 (e)	50,821
45,000	4.500%, 08/16/21 (e)	49,845
12,000	5.625%, 03/15/42 (e)	14,558
	Norfolk Southern Corp.,
70,000	3.950%, 10/01/42	72,273
66,000	6.000%, 05/23/11[2]	81,417
27,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.875%, 07/17/18 (e)	27,497

		1,295,396

	Trading Companies & Distributors — 0.0% (g)
35,000	Air Lease Corp., 3.875%, 04/01/21	36,050
	WW Grainger, Inc.,
31,000	3.750%, 05/15/46	32,040
27,000	4.600%, 06/15/45	32,061

		100,151

	Total Industrials	3,391,520

	Information Technology — 1.1%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
11,000	2.900%, 03/04/21	11,684
56,000	3.000%, 06/15/22	60,199
75,000	5.900%, 02/15/39	101,870

		173,753

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
13,000	3.000%, 03/01/18	13,133
8,000	4.500%, 03/01/23	8,473
25,000	6.000%, 04/01/20	27,871
80,000	6.875%, 06/01/18	86,291
7,000	7.500%, 01/15/27	8,512

		144,280

	Internet Software & Services — 0.0% (g)
	eBay, Inc.,
50,000	2.600%, 07/15/22	49,516
70,000	3.450%, 08/01/24	71,583

		121,099

	IT Services — 0.2%
50,000	HP Enterprise Services LLC, 7.450%, 10/15/29	60,892

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
	International Business Machines Corp.,
174,000	2.250%, 02/19/21	179,440
169,000	4.000%, 06/20/42	179,815
50,000	6.220%, 08/01/27	65,717
	Xerox Corp.,
18,000	5.625%, 12/15/19	19,296
50,000	6.750%, 02/01/17	51,342

		556,502

	Semiconductors & Semiconductor Equipment — 0.1%
	Intel Corp.,
49,000	3.700%, 07/29/25	54,451
60,000	4.000%, 12/15/32	64,945
38,000	4.100%, 05/19/46	39,681
24,000	4.900%, 07/29/45	28,023

		187,100

	Software — 0.3%
	Microsoft Corp.,
30,000	2.375%, 02/12/22	31,014
143,000	2.375%, 05/01/23	146,730
160,000	2.650%, 11/03/22	167,245
18,000	3.500%, 02/12/35	18,547
19,000	4.000%, 02/12/55	19,022
	Oracle Corp.,
101,000	2.400%, 09/15/23	101,480
52,000	2.800%, 07/08/21	54,587
100,000	3.850%, 07/15/36	100,318
51,000	4.300%, 07/08/34	54,339
50,000	5.750%, 04/15/18	54,127
100,000	6.500%, 04/15/38	136,241

		883,650

	Technology Hardware, Storage & Peripherals — 0.3%
	Apple, Inc.,
55,000	2.150%, 02/09/22	56,061
142,000	2.400%, 05/03/23	144,592
126,000	2.850%, 05/06/21	133,089
32,000	3.200%, 05/13/25	33,929
31,000	3.450%, 02/09/45	29,169
43,000	4.500%, 02/23/36	48,424
69,000	VAR, 0.887%, 05/03/18	69,105
25,000	Dell, Inc., 7.100%, 04/15/28	24,500
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
75,000	5.450%, 06/15/23 (e)	77,769
60,000	6.020%, 06/15/26 (e)	62,250

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Technology Hardware, Storage & Peripherals — continued
	HP, Inc.,
24,000	4.300%, 06/01/21	25,490
20,000	4.650%, 12/09/21	21,630
71,000	6.000%, 09/15/41	68,328

		794,336

	Total Information Technology	2,860,720

	Materials — 0.5%
	Chemicals — 0.3%
	Agrium, Inc., (Canada),
22,000	3.375%, 03/15/25	22,389
10,000	4.125%, 03/15/35	9,662
38,000	5.250%, 01/15/45	40,788
80,000	CF Industries, Inc., 7.125%, 05/01/20	92,311
30,000	Dow Chemical Co. (The), 7.375%, 11/01/29	40,247
25,000	E.I. du Pont de Nemours & Co., 4.900%, 01/15/41	27,761
90,000	Ecolab, Inc., 3.250%, 01/14/23	94,506
9,000	Monsanto Co., 4.700%, 07/15/64	8,204
	Mosaic Co. (The),
24,000	3.750%, 11/15/21	25,492
71,000	4.250%, 11/15/23	76,501
8,000	4.875%, 11/15/41	8,076
36,000	5.450%, 11/15/33	39,833
22,000	5.625%, 11/15/43	24,416
10,000	Potash Corp. of Saskatchewan, Inc., (Canada), 3.250%, 12/01/17	10,252
	PPG Industries, Inc.,
14,000	5.500%, 11/15/40	16,467
50,000	9.000%, 05/01/21	64,018
16,000	Praxair, Inc., 2.650%, 02/05/25	16,574
	Union Carbide Corp.,
100,000	7.500%, 06/01/25	125,269
80,000	7.750%, 10/01/96	97,775

		840,541

	Metals & Mining — 0.2%
	BHP Billiton Finance USA Ltd., (Australia),
44,000	3.850%, 09/30/23	47,899
40,000	5.400%, 03/29/17	41,222
80,000	6.500%, 04/01/19	90,554
	Freeport-McMoRan, Inc.,
55,000	3.875%, 03/15/23	48,125
134,000	5.400%, 11/14/34	106,530
39,000	5.450%, 03/15/43	31,297

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — continued
13,000	Nucor Corp., 4.000%, 08/01/23	13,889
	Teck Resources Ltd., (Canada),
26,000	3.750%, 02/01/23	19,760
42,000	4.750%, 01/15/22	35,486

		434,762

	Total Materials	1,275,303

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.1%
	AT&T, Inc.,
102,000	3.000%, 06/30/22	104,469
14,000	3.400%, 05/15/25	14,327
230,000	3.600%, 02/17/23	240,756
67,000	3.800%, 03/15/22	71,374
140,000	3.875%, 08/15/21	150,843
10,000	4.300%, 12/15/42	9,584
125,000	4.600%, 02/15/21	136,799
26,000	4.750%, 05/15/46	26,649
228,000	5.350%, 09/01/40	249,556
100,000	5.500%, 02/01/18	106,461
125,000	6.000%, 08/15/40	146,068
45,000	6.300%, 01/15/38	54,138
50,000	Centel Capital Corp., 9.000%, 10/15/19	57,878
70,000	Deutsche Telekom International Finance B.V., (Netherlands), 8.750%, 06/15/30	105,474
	GTP Acquisition Partners I LLC,
58,000	2.350%, 06/15/20 (e)	57,876
67,000	3.482%, 06/16/25 (e)	67,695
	Orange S.A., (France),
35,000	2.750%, 09/14/16	35,130
30,000	9.000%, 03/01/31	46,490
	Telefonica Emisiones S.A.U., (Spain),
25,000	5.134%, 04/27/20	27,598
19,000	5.462%, 02/16/21	21,679
	Verizon Communications, Inc.,
16,000	2.625%, 02/21/20	16,549
89,000	3.500%, 11/01/24	94,830
20,000	4.272%, 01/15/36	20,445
122,000	4.400%, 11/01/34	125,866
106,000	4.500%, 09/15/20	117,694
89,000	4.522%, 09/15/48	91,931
81,000	4.672%, 03/15/55	81,824
285,000	4.862%, 08/21/46	311,234
38,000	5.012%, 08/21/54	40,353
45,000	5.150%, 09/15/23	52,429

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Diversified Telecommunication Services — continued
20,000	5.850%, 09/15/35	24,290

		2,708,289

	Wireless Telecommunication Services — 0.1%
42,000	Crown Castle Towers LLC, 3.222%, 05/15/22 (e)	43,654
	Rogers Communications, Inc., (Canada),
80,000	4.100%, 10/01/23	88,916
50,000	6.800%, 08/15/18	55,372
25,000	8.750%, 05/01/32	35,360
	Vodafone Group plc, (United Kingdom),
75,000	1.500%, 02/19/18	74,960
25,000	1.625%, 03/20/17	25,072

		323,334

	Total Telecommunication Services	3,031,623

	Utilities — 1.5%
	Electric Utilities — 1.1%
62,000	Alabama Power Co., 6.125%, 05/15/38	82,245
9,000	Arizona Public Service Co., 4.500%, 04/01/42	10,415
30,000	Commonwealth Edison Co., 3.650%, 06/15/46	30,733
	Duke Energy Carolinas LLC,
39,000	4.300%, 06/15/20	43,391
75,000	5.100%, 04/15/18	80,304
	Duke Energy Indiana LLC,
60,000	3.750%, 05/15/46	62,336
60,000	6.350%, 08/15/38	84,504
46,000	Duke Energy Ohio, Inc., 3.700%, 06/15/46	47,162
25,000	Duke Energy Progress LLC, 5.300%, 01/15/19	27,526
	Electricite de France S.A., (France),
40,000	2.150%, 01/22/19 (e)	40,822
75,000	6.000%, 01/22/14[3] (e)	80,240
22,000	Entergy Arkansas, Inc., 3.500%, 04/01/26	24,119
38,000	Entergy Louisiana LLC, 3.050%, 06/01/31	38,954
33,000	Entergy Mississippi, Inc., 2.850%, 06/01/28	33,543
30,000	Florida Power & Light Co., 5.950%, 02/01/38	41,185
25,000	Georgia Power Co., 5.950%, 02/01/39	32,649
18,000	Great Plains Energy, Inc., 4.850%, 06/01/21	19,780
100,000	Hydro-Quebec, (Canada), Series IO, 8.050%, 07/07/24	140,006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
	Kansas City Power & Light Co.,
24,000	3.150%, 03/15/23	24,656
50,000	5.300%, 10/01/41	59,421
59,000	MidAmerican Energy Co., 3.500%, 10/15/24	64,614
	Niagara Mohawk Power Corp.,
19,000	3.508%, 10/01/24 (e)	20,462
40,000	4.881%, 08/15/19 (e)	43,792
25,000	Northern States Power Co., 6.250%, 06/01/36	34,647
40,000	Ohio Power Co., 6.050%, 05/01/18	43,136
	Oncor Electric Delivery Co. LLC,
30,000	6.800%, 09/01/18	33,340
25,000	7.000%, 09/01/22	31,840
	Pacific Gas & Electric Co.,
43,000	2.950%, 03/01/26	44,802
16,000	3.500%, 06/15/25	17,450
24,000	4.500%, 12/15/41	27,193
75,000	5.625%, 11/30/17	79,554
100,000	6.050%, 03/01/34	133,303
75,000	Potomac Electric Power Co., 6.500%, 11/15/37	105,868
30,000	PPL Capital Funding, Inc., 3.400%, 06/01/23	31,309
35,000	Progress Energy, Inc., 4.400%, 01/15/21	38,293
18,000	Public Service Co. of Colorado, 3.200%, 11/15/20	19,259
175,000	Public Service Co. of Oklahoma, Series G, 6.625%, 11/15/37	225,776
	Public Service Electric & Gas Co.,
83,000	3.000%, 05/15/25	88,730
28,000	5.375%, 11/01/39	36,202
	Southern California Edison Co.,
16,286	1.845%, 02/01/22	16,182
53,000	Series C, 3.500%, 10/01/23	58,042
50,000	Southwestern Public Service Co., Series G, 8.750%, 12/01/18	58,443
200,000	State Grid Overseas Investment Ltd., (United Kingdom), 1.750%, 05/22/18 (e)	200,483
	Virginia Electric & Power Co.,
120,000	5.400%, 04/30/18	128,860
70,000	6.350%, 11/30/37	97,080
	Xcel Energy, Inc.,
74,000	3.300%, 06/01/25	78,087
20,000	6.500%, 07/01/36	26,661

		2,787,399

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	27

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Gas Utilities — 0.1%
50,000	Atmos Energy Corp., 4.125%, 10/15/44	54,545
22,000	Boston Gas Co., 4.487%, 02/15/42 (e)	23,906
25,000	CenterPoint Energy Resources Corp., 4.500%, 01/15/21	27,130
49,000	Dominion Gas Holdings LLC, 2.800%, 11/15/20	50,639

		156,220

	Independent Power & Renewable Electricity Producers — 0.1%
	Exelon Generation Co. LLC,
15,000	2.950%, 01/15/20	15,431
78,000	4.000%, 10/01/20	83,209
29,000	5.750%, 10/01/41	30,085
37,000	PSEG Power LLC, 4.150%, 09/15/21	39,504
86,000	Southern Power Co., 1.850%, 12/01/17	86,754
25,000	Tri-State Generation & Transmission Association, Inc., 4.250%, 06/01/46 (e)	25,843

		280,826

	Multi-Utilities — 0.2%
	AGL Capital Corp.,
17,000	3.250%, 06/15/26	17,384
37,000	3.500%, 09/15/21	39,278
42,000	4.400%, 06/01/43	42,988
96,000	5.875%, 03/15/41	117,208
70,000	CMS Energy Corp., 3.875%, 03/01/24	76,160
38,000	Consolidated Edison Co. of New York, Inc., 5.700%, 06/15/40	49,056
30,000	DTE Energy Co., 3.300%, 06/15/22	31,622
	Sempra Energy,
47,000	3.550%, 06/15/24	49,283
62,000	4.050%, 12/01/23	67,102
43,000	WEC Energy Group, Inc., 3.550%, 06/15/25	46,163

		536,244

	Water Utilities — 0.0% (g)
34,000	American Water Capital Corp., 3.400%, 03/01/25	36,883

	Total Utilities	3,797,572

	Total Corporate Bonds (Cost $44,182,325)	46,702,911

Foreign Government Securities — 0.3%
7,000	Republic of Peru, (Peru), 5.625%, 11/18/50	8,697
50,000	Republic of Poland, (Poland), 4.000%, 01/22/24	53,963

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

200,000	Republic of Turkey, (Turkey), 5.750%, 03/22/24	222,500
	United Mexican States, (Mexico),
203,000	3.500%, 01/21/21	214,673
200,000	3.600%, 01/30/25	209,250
58,000	4.000%, 10/02/23	62,495
48,000	5.550%, 01/21/45	57,480

	Total Foreign Government Securities (Cost $761,638)	829,058

Mortgage Pass-Through Securities — 11.2%
	Federal Home Loan Mortgage Corp.,
14,845	ARM, 2.533%, 04/01/30	15,632
42,484	ARM, 2.572%, 01/01/27	44,597
69,622	ARM, 2.664%, 03/01/35	72,826
24,982	ARM, 2.723%, 01/01/37	26,596
79,796	ARM, 2.857%, 04/01/34	84,561
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
4,670	4.500%, 08/01/18	4,777
14,668	6.500%, 10/01/17 - 02/01/19	14,913
13,227	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 6.000%, 12/01/22	15,015
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
63,580	5.500%, 10/01/33	73,324
121,864	6.000%, 04/01/26 - 02/01/39	138,592
133,561	6.500%, 11/01/25 - 11/01/34	154,948
62,809	7.000%, 04/01/35	77,128
3,320	8.500%, 07/01/28	4,089
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
1,552,926	3.500%, 04/01/33 - 06/01/42	1,657,744
737,277	4.000%, 06/01/42 - 01/01/46	804,644
40,740	7.000%, 07/01/29	45,830
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
6,156	10.000%, 01/01/20 - 09/01/20	6,240
	Federal National Mortgage Association,
338	ARM, 2.194%, 03/01/19	345
227,267	ARM, 2.287%, 01/01/35	236,776
36,342	ARM, 2.402%, 07/01/33	38,358
56,438	ARM, 2.498%, 10/01/34	59,822
68,762	ARM, 2.547%, 01/01/34	72,173
80,943	ARM, 2.559%, 08/01/34	85,440
62,007	ARM, 2.718%, 04/01/33	65,552
7,264	ARM, 2.762%, 04/01/34	7,435

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
51,513	ARM, 2.845%, 05/01/35	54,006
1,566	ARM, 3.795%, 03/01/29	1,660
	Federal National Mortgage Association, 15 Year, Single Family,
18,486	3.500%, 05/01/19	19,599
48,654	4.500%, 03/01/23 - 05/01/23	50,939
3,684	5.000%, 06/01/18	3,788
21,403	5.500%, 04/01/22	22,442
29,799	6.000%, 03/01/18 - 09/01/22	31,078
13,220	6.500%, 08/01/20	13,891
	Federal National Mortgage Association, 20 Year, Single Family,
23,973	4.500%, 01/01/25	26,149
177,221	5.000%, 11/01/23	196,586
38,393	6.500%, 03/01/19 - 12/01/22	44,186
	Federal National Mortgage Association, 30 Year, FHA/VA,
22,277	8.500%, 10/01/26 - 06/01/30	23,329
40,081	9.000%, 04/01/25	45,409
	Federal National Mortgage Association, 30 Year, Single Family,
200,277	3.000%, 09/01/31	208,463
935,109	3.500%, 06/01/43	988,699
21,975	4.500%, 04/01/38 - 05/01/39	23,972
57,839	5.000%, 09/01/35	64,417
20,473	5.500%, 01/01/38 - 06/01/38	23,044
88,670	6.000%, 01/01/29 - 03/01/33	104,464
201,895	6.500%, 09/01/25 - 11/01/36	237,272
1,470	7.000%, 08/01/32	1,574
13,065	7.500%, 03/01/30	14,027
70,449	8.000%, 03/01/27 - 11/01/28	86,194
	Federal National Mortgage Association, Other,
489,000	ARM, 1.226%, 12/01/25	487,798
1,000,000	2.010%, 06/01/20	1,028,094
282,928	2.340%, 12/01/22	294,120
1,000,000	2.400%, 12/01/22 - 02/01/23	1,038,725
500,000	2.450%, 11/01/22	520,847
500,000	2.500%, 04/01/23	521,410
1,000,000	2.520%, 05/01/23	1,049,449
900,000	2.590%, 06/01/28	931,772
500,000	2.630%, 03/01/26	517,999
1,000,000	3.020%, 07/01/23	1,075,728
650,000	3.030%, 04/01/30	691,556
500,000	3.080%, 04/01/30	532,704
1,000,000	3.100%, 09/01/25	1,074,901
1,000,000	3.120%, 11/01/26	1,081,555
1,925,000	3.290%, 08/01/26	2,104,161

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,000,000	3.340%, 02/01/27	1,096,405
2,201,234	3.500%, 05/01/43 - 02/01/46	2,346,375
682,080	3.690%, 10/01/29	763,135
300,000	3.765%, 12/01/25	338,284
2,000,000	3.980%, 08/01/25	2,278,447
1,456,969	4.000%, 07/01/42 - 09/01/42	1,579,524
107,209	5.500%, 09/01/33 - 04/01/38	119,544
281,395	5.895%, 10/01/17	296,217
52,174	6.000%, 09/01/28	59,864
133,905	6.500%, 10/01/35	147,726
	Government National Mortgage Association II, 30 Year, Single Family,
1,996	7.500%, 12/20/26	2,354
40,503	8.000%, 11/20/26 - 01/20/27	48,374
1,907	8.500%, 05/20/25	2,176
	Government National Mortgage Association II, Other,
269,147	ARM, 2.375%, 07/20/34 - 09/20/34	276,286
173,253	3.750%, 12/20/32	184,511
	Government National Mortgage Association, 30 Year, Single Family,
101,752	6.000%, 05/15/37 - 10/15/38	116,383
52,817	6.500%, 03/15/28 - 12/15/38	61,483
20,715	7.000%, 12/15/25 - 06/15/33	24,566
13,068	7.500%, 05/15/23 - 09/15/28	14,253
9,039	8.000%, 09/15/22 - 10/15/27	10,204
2,228	9.000%, 11/15/24	2,477
42,946	9.500%, 10/15/24	46,801

	Total Mortgage Pass-Through Securities (Cost $27,550,019)	28,858,753

Municipal Bonds — 0.2% (t)
	Illinois — 0.1%
160,000	State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33	153,592

	New York — 0.1%
30,000	New York State Dormitory Authority, State Personal Income Tax, Series D, Rev., 5.600%, 03/15/40	40,518
130,000	Port Authority of New York & New Jersey, Consolidated, Series 164, Rev., 5.647%, 11/01/40	170,902

		211,420

	Ohio — 0.0% (g)
98,000	Ohio State University, General Receipts, Series A, Rev., 4.800%, 06/01/11[2]	109,689

	Total Municipal Bonds (Cost $416,174)	474,701

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	29

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 11.8%
	Federal Home Loan Mortgage Corp.,
30,000	0.750%, 04/09/18	30,045
125,000	5.125%, 10/18/16	126,738
3,000,000	Federal National Mortgage Association, 12.711%, 10/09/19 (n)	2,883,252
630,000	Federal National Mortgage Association STRIPS, 13.354%, 03/23/28 (n)	471,627
	Financing Corp.,
100,000	5.903%, 09/26/19 (n)	96,985
2,000,000	14.270%, 11/02/18 (n)	1,958,232
	Residual Funding Corp. STRIPS,
8,000,000	1.217%, 10/15/19 (n)	7,743,408
8,000,000	1.904%, 10/15/20 (n)	7,614,168
4,100,000	11.588%, 07/15/20 (n)	3,914,516
	Tennessee Valley Authority,
161,000	4.250%, 09/15/65	189,126
33,000	4.625%, 09/15/60	41,145
140,000	5.250%, 09/15/39	191,985
5,000,000	Tennessee Valley Authority STRIPS, 11.310%, 07/15/16 (n)	4,998,155

	Total U.S. Government Agency Securities (Cost $28,336,834)	30,259,382

U.S. Treasury Obligations — 28.8%
	U.S. Treasury Bonds,
200,000	2.875%, 05/15/43	225,047
280,000	3.500%, 02/15/39	353,489
100,000	3.875%, 08/15/40	132,813
105,000	4.250%, 05/15/39	146,824
2,565,000	4.375%, 02/15/38	3,657,831
1,415,000	4.375%, 11/15/39	2,012,229
150,000	4.500%, 02/15/36	216,076
175,000	4.500%, 05/15/38	253,907
300,000	5.375%, 02/15/31	445,031
200,000	6.125%, 11/15/27	295,273
50,000	6.250%, 05/15/30	78,604
338,000	8.000%, 11/15/21	460,274
	U.S. Treasury Coupon STRIPS,
1,000,000	1.564%, 11/15/19 (n)	971,623
310,000	1.771%, 02/15/20 (n)	300,404
1,790,000	1.886%, 05/15/21 (n)	1,699,929
1,800,000	2.030%, 08/15/21 (n)	1,700,080
12,173,000	2.063%, 05/15/20 (n)	11,741,857
1,660,000	2.075%, 08/15/23 (n)	1,505,112
730,000	2.166%, 05/15/19 (n)	714,447
500,000	2.276%, 11/15/23 (n)	450,473
710,000	2.378%, 02/15/21 (n)	676,543

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,650,000	2.403%, 05/15/23 (n)	2,412,064
760,000	2.472%, 05/15/22 (n)	706,176
970,000	2.565%, 02/15/22 (n)	905,070
2,200,000	2.567%, 05/15/34 (n)	1,515,248
3,540,000	2.577%, 08/15/16 (n)	3,538,556
500,000	2.578%, 11/15/22 (n)	460,591
150,000	2.588%, 02/15/18 (n)	148,532
200,000	2.683%, 05/15/25 (n)	173,895
140,000	2.683%, 05/15/28 (n)	113,194
2,690,000	2.761%, 02/15/23 (n)	2,463,166
300,000	2.825%, 08/15/32 (n)	217,695
27,000	2.843%, 02/15/28 (n)	21,968
200,000	2.856%, 08/15/22 (n)	185,265
350,000	2.862%, 08/15/20 (n)	336,777
760,000	2.964%, 11/15/31 (n)	563,280
110,000	2.972%, 11/15/24 (n)	97,016
615,000	3.016%, 11/15/21 (n)	577,614
50,000	3.027%, 11/15/34 (n)	33,920
65,000	3.027%, 02/15/35 (n)	43,798
250,000	3.028%, 08/15/27 (n)	206,232
2,250,000	3.210%, 05/15/32 (n)	1,643,504
23,000	3.227%, 08/15/26 (n)	19,452
250,000	3.228%, 05/15/35 (n)	167,283
250,000	3.267%, 11/15/26 (n)	209,948
400,000	3.280%, 08/15/19 (n)	390,202
825,000	3.390%, 02/15/17 (n)	822,563
50,000	3.399%, 02/15/25 (n)	43,775
350,000	3.423%, 02/15/32 (n)	257,561
700,000	3.430%, 02/15/27 (n)	584,944
400,000	3.435%, 02/15/33 (n)	285,896
1,175,000	3.470%, 05/15/33 (n)	834,933
200,000	3.495%, 11/15/29 (n)	155,885
275,000	3.501%, 05/15/31 (n)	206,229
300,000	3.546%, 11/15/30 (n)	228,224
710,000	3.569%, 11/15/27 (n)	582,347
300,000	3.581%, 08/15/30 (n)	229,473
300,000	3.608%, 08/15/29 (n)	235,438
3,625,000	3.684%, 08/15/17 (n)	3,602,514
658,000	3.709%, 02/15/29 (n)	523,217
800,000	3.757%, 11/15/32 (n)	576,659
400,000	3.788%, 08/15/31 (n)	298,329
1,025,000	3.847%, 11/15/33 (n)	718,059
550,000	3.896%, 02/15/31 (n)	415,386
300,000	4.171%, 05/15/30 (n)	230,982
100,000	4.447%, 05/15/26 (n)	84,921
375,000	4.704%, 02/15/34 (n)	260,209

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — continued
975,000	4.710%, 02/15/30 (n)	754,786
100,000	5.516%, 08/15/33 (n)	70,482
100,000	6.060%, 11/15/28 (n)	79,981
125,000	6.104%, 05/15/27 (n)	103,796
50,000	6.311%, 08/15/28 (n)	40,240
700,000	7.840%, 11/15/17 (n)	694,333
	U.S. Treasury Inflation Indexed Bonds,
100,000	2.500%, 01/15/29	141,223
300,000	3.625%, 04/15/28	614,171
170,000	U.S. Treasury Inflation Indexed Notes, 1.375%, 07/15/18	197,837
	U.S. Treasury Notes,
1,915,000	0.625%, 09/30/17	1,917,020
200,000	0.750%, 02/15/19	200,414
545,000	0.875%, 10/15/17	547,214
150,000	1.250%, 10/31/18	152,086
125,000	1.250%, 11/30/18	126,787
400,000	1.375%, 12/31/18	407,094
400,000	1.500%, 08/31/18	407,594
150,000	1.750%, 09/30/22	154,793
2,900,000	1.750%, 05/15/23	2,992,324
100,000	2.000%, 10/31/21	104,770
150,000	2.000%, 07/31/22	157,096
200,000	2.125%, 08/31/20	209,812
500,000	2.125%, 08/15/21	527,031
300,000	2.125%, 12/31/21	316,371
400,000	2.250%, 07/31/18	413,578
115,000	2.250%, 04/30/21	121,738
600,000	2.375%, 08/15/24	646,078
200,000	2.625%, 11/15/20	214,313
1,000,000	2.750%, 02/15/24	1,104,141
1,742,000	3.125%, 05/15/19	1,862,238
600,000	3.125%, 05/15/21	660,258
200,000	3.250%, 12/31/16	202,819
300,000	3.500%, 02/15/18	314,109
450,000	3.500%, 05/15/20	494,701
650,000	3.625%, 02/15/21	727,568

	Total U.S. Treasury Obligations (Cost $68,595,912)	74,044,652

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.1%
	Investment Company — 2.1%
5,347,628	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (b) (l) (Cost $5,347,628)	5,347,628

	Total Investments — 99.6% (Cost $241,384,805)	255,800,974
	Other Assets in Excess of Liabilities — 0.4%	1,041,863

	NET ASSETS — 100.0%	$256,842,837

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	31

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited)

ACES	— Alternative Credit Enhancement Securities
ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of June 30, 2016.
CMO	— Collateralized Mortgage Obligation
CSMC	— Credit Suisse Mortgage Trust
ESOP	— Employee Stock Ownership Program
FHA	— Federal Housing Administration
GO	— General Obligation
HB

—  High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2016. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2016.
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2016.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of June 30, 2016.
(n)	— The rate shown is the effective yield at the date of purchase.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
[1]	— Security matures in 2115.
[2]	— Security matures in 2111.
[3]	— Security matures in 2114.

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016 (Unaudited)

Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$250,453,346
Investments in affiliates, at value	5,347,628

Total investment securities, at value	255,800,974
Cash	8,494
Receivables:
Investment securities sold	61,514
Portfolio shares sold	925,459
Interest from non-affiliates	931,719
Dividends from affiliates	1,518

Total Assets	257,729,678

LIABILITIES:
Payables:
Investment securities purchased	513,525
Portfolio shares redeemed	252,266
Accrued liabilities:
Investment advisory fees	70,719
Administration fees	9,884
Distribution fees	15,133
Trustees’ and Chief Compliance Officer’s fees	29
Other	25,285

Total Liabilities	886,841

Net Assets	$256,842,837

NET ASSETS:
Paid-in-Capital	$240,449,670
Accumulated undistributed net investment income	3,029,666
Accumulated net realized gains (losses)	(1,052,668)
Net unrealized appreciation (depreciation)	14,416,169

Total Net Assets	$256,842,837

Net Assets:
Class 1	$178,728,013
Class 2	78,114,824

Total	$256,842,837

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	16,037,507
Class 2	7,072,103

Net Asset Value, offering and redemption price per share (a):
Class 1	$11.14
Class 2	11.05

Cost of investments in non-affiliates	$236,037,177
Cost of investments in affiliates	5,347,628

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	33

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2016 (Unaudited)

Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$4,160,382
Dividend income from affiliates	17,197

Total investment income	4,177,579

EXPENSES:
Investment advisory fees	488,548
Administration fees	100,299
Distribution fees — Class 2	83,554
Custodian and accounting fees	75,233
Professional fees	42,286
Trustees’ and Chief Compliance Officer’s fees	7,132
Printing and mailing costs	23,205
Transfer agency fees — Class 1	1,597
Transfer agency fees — Class 2	272
Other	13,518

Total expenses	835,644

Less fees waived	(26,880)
Less expense reimbursements	(843)

Net expenses	807,921

Net investment income (loss)	3,369,658

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from Investments in non-affiliates	1,390,400
Change in net unrealized appreciation/depreciation on Investments in non-affiliates	7,086,819

Net realized/unrealized gains (losses)	8,477,219

Change in net assets resulting from operations	$11,846,877

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Core Bond Portfolio
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,369,658	$6,622,489
Net realized gain (loss)	1,390,400	1,895,039
Change in net unrealized appreciation/depreciation	7,086,819	(6,474,169)

Change in net assets resulting from operations	11,846,877	2,043,359

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(4,769,944)	(5,713,322)
Class 2
From net investment income	(1,806,180)	(1,784,807)

Total distributions to shareholders	(6,576,124)	(7,498,129)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	14,031,477	43,878,624

NET ASSETS:
Change in net assets	19,302,230	38,423,854
Beginning of period	237,540,607	199,116,753

End of period	$256,842,837	$237,540,607

Accumulated undistributed net investment income	$3,029,666	$6,236,132

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$13,080,195	$62,992,136
Distributions reinvested	4,769,944	5,713,322
Cost of shares redeemed	(21,571,059)	(38,720,632)

Change in net assets resulting from Class 1 capital transactions	$(3,720,920)	$29,984,826

Class 2
Proceeds from shares issued	$24,591,245	$28,235,123
Distributions reinvested	1,806,180	1,784,807
Cost of shares redeemed	(8,645,028)	(16,126,132)

Change in net assets resulting from Class 2 capital transactions	$17,752,397	$13,893,798

Total change in net assets resulting from capital transactions	$14,031,477	$43,878,624

SHARE TRANSACTIONS:
Class 1
Issued	1,174,149	5,693,602
Reinvested	436,808	522,719
Redeemed	(1,937,657)	(3,493,251)

Change in Class 1 Shares	(326,700)	2,723,070

Class 2
Issued	2,231,408	2,579,613
Reinvested	166,776	164,650
Redeemed	(784,120)	(1,476,856)

Change in Class 2 Shares	1,614,064	1,267,407

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Core Bond Portfolio
Class 1
Six Months Ended June 30, 2016 (Unaudited)	$10.91	$0.16	$0.37	$0.53	$(0.30)
Year Ended December 31, 2015	11.19	0.34	(0.21)	0.13	(0.41)
Year Ended December 31, 2014	11.09	0.38	0.16	0.54	(0.44)
Year Ended December 31, 2013	11.78	0.44	(0.60)	(0.16)	(0.53)
Year Ended December 31, 2012	11.71	0.51	0.10	0.61	(0.54)
Year Ended December 31, 2011	11.54	0.54	0.28	0.82	(0.65)

Class 2
Six Months Ended June 30, 2016 (Unaudited)	10.81	0.14	0.38	0.52	(0.28)
Year Ended December 31, 2015	11.10	0.31	(0.21)	0.10	(0.39)
Year Ended December 31, 2014	11.01	0.35	0.16	0.51	(0.42)
Year Ended December 31, 2013	11.72	0.40	(0.59)	(0.19)	(0.52)
Year Ended December 31, 2012	11.68	0.47	0.11	0.58	(0.54)
Year Ended December 31, 2011	11.51	0.50	0.29	0.79	(0.62)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$11.14	4.94%	$178,728,013	0.59%	2.83%	0.62%	12%
10.91	1.12	178,547,019	0.59	3.08	0.61	20
11.19	4.92	152,618,612	0.59	3.40	0.64	18
11.09	(1.47)	176,728,891	0.59	3.86	0.60	13
11.78	5.33	208,061,368	0.60	4.36	0.62	8
11.71	7.46	225,138,765	0.59	4.74	0.61	9

11.05	4.87	78,114,824	0.84	2.57	0.87	12
10.81	0.86	58,993,588	0.84	2.83	0.86	20
11.10	4.71	46,498,141	0.84	3.14	0.88	18
11.01	(1.74)	25,187,518	0.84	3.58	0.85	13
11.72	5.07	9,330,945	0.85	4.00	0.87	8
11.68	7.21	1,800,570	0.84	4.33	0.84	9

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Core Bond Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Portfolio’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Portfolio’s Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

38	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at June 30, 2016.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$–	$18,945,513	$4,413,600	$23,359,113
Collateralized Mortgage Obligations
Agency CMO	–	32,460,967	791	32,461,758
Non-Agency CMO	–	8,439,045	1,269,453	9,708,498

Total Collateralized Mortgage Obligations	–	40,900,012	1,270,244	42,170,256

Commercial Mortgage-Backed Securities	–	3,139,862	614,658	3,754,520
Corporate Bonds
Consumer Discretionary	–	3,375,239	–	3,375,239
Consumer Staples	–	2,417,427	–	2,417,427
Energy	–	5,000,309	–	5,000,309
Financials	–	19,143,989	7,000	19,150,989
Health Care	–	2,402,209	–	2,402,209
Industrials	–	3,391,520	–	3,391,520
Information Technology	–	2,860,720	–	2,860,720
Materials	–	1,275,303	–	1,275,303
Telecommunication Services	–	3,031,623	–	3,031,623
Utilities	–	3,797,572	–	3,797,572

Total Corporate Bonds	–	46,695,911	7,000	46,702,911

Foreign Government Securities	–	829,058	–	829,058
Mortgage Pass-Through Securities	–	28,858,753	–	28,858,753
Municipal Bonds	–	474,701	–	474,701
U.S. Government Agency Securities	–	30,259,382	–	30,259,382
U.S. Treasury Obligations	–	74,044,652	–	74,044,652
Short-Term Investment
Investment Company	5,347,628	–	–	5,347,628

Total Investments in Securities	$5,347,628	$244,147,844	$6,305,502	$255,800,974

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

There were no transfers between levels 1 and 2 during the six months ended June 30, 2016.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

The following is a summary of investments for which significant unobservable inputs (level 3) were in used in determining fair value:

	Balance as of December 31, 2015	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2016
Investments in Securities:
Asset-Backed Securities	$4,179,856	$—	$15,384	$119	$548,013	$(557,324)	$1,368,949	$(1,141,397)	$4,413,600
Collateralized Mortgage Obligations — Agency CMO	—	—	791	—	—	—	—	—	791
Collateralized Mortgage Obligations — Non-Agency CMO	1,412,403	—	4,816	12,231	—	(159,997)	—	—	1,269,453
Commercial Mortgage- Backed Securities	38,033	—	(125)	(21,766)	103,913	—	494,603	—	614,658
Corporate Bond —Financials	108,500	—	(101,500)	—	—	—	—	—	7,000

	$5,738,792	$—	$(80,634)	$(9,416)	$651,926	$(717,321)	$1,863,552	$(1,141,397)	$6,305,502

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the period ended June 30, 2016.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2016, which were valued using significant unobservable inputs (level 3) amounted to approximately $(74,637). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at June 30, 2016	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$2,994,981	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.00% (3.47%)
			Constant Default Rate	0.00% - 50.00% (15.05%)
			Yield (Discount Rate of Cash Flows)	1.89% - 5.73% (3.81%)

Asset-Backed Securities	2,994,981

	1,219,192	Discounted Cash Flow	Constant Prepayment Rate	4.00% - 30.00% (11.36%)
			Constant Default Rate	0.00% - 9.29% (4.12%)
			Yield (Discount Rate of Cash Flows)	0.62% - 106.95% (6.28%)

Collateralized Mortgage Obligations	1,219,192

	261,595	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (5.27%)
			Yield (Discount Rate of Cash Flows)	0.90% - 4.44% (4.26%)

Commercial Mortgage-Backed Securities	261,595

Total	$4,475,768

#	The table above does not include certain level 3 securities that are valued by brokers and pricing services. At June 30, 2016, the value of these securities was $1,829,734. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

40	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

B. Restricted Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Portfolio.

As of June 30, 2016, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A or Regulation S under the Securities Act.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.
D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2016, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.40%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2016, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and/or Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the six months ended June 30, 2016 and is in place until at least April 30, 2017.

For the six months ended June 30, 2016, the Portfolio’s service providers waived/reimbursed fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$11,047	$7,391	$18,438	$843

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective May 1, 2016, the Adviser, Administrator and/or the Distributor waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. Prior to May 1, 2016, a portion of the waiver was voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2016 was $8,442.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2016, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2016, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$38,542,968	$24,221,715	$4,601,740	$3,959,430

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2016 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$241,384,805	$15,275,270	$859,101	$14,416,169

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

42	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

At December 31, 2015, the Portfolio did not have any post-enactment net capital loss carryforwards.

At December 31, 2015, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017
$2,441,448	*

*	This entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2016, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2016, the Portfolio had four omnibus accounts which collectively represented 59.4% of the Portfolio’s net assets. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	43

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2016 and continued to hold your shares at the end of the reporting period, June 30, 2016.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Core Bond Portfolio
Class 1
Actual	$1,000.00	$1,049.40	$3.01	0.59%
Hypothetical	1,000.00	1,021.93	2.97	0.59
Class 2
Actual	1,000.00	1,048.70	4.28	0.84
Hypothetical	1,000.00	1,020.69	4.22	0.84

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

44	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. June 2016.	SAN-JPMITCBP-616

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2016 (Unaudited)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 15, 2016 (Unaudited)

Dear Shareholder,

The U.S. economy continued its slow expansion in 2016 despite economic weakness elsewhere and two punishing sell-offs in global financial markets. Growth in the U.S. was sufficient to prompt the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, but financial market turmoil in early 2016 and worrisome economic data forced the Fed to curtail further increases at its March and June meetings.

“The events of the past six months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.”

Meanwhile, the resiliency of U.S. financial markets was a notable feature of the six months ended June 30, 2016. Equity prices slumped in the early part of the 2016, giving the Standard & Poor’s 500 Index (“S&P 500”) its worst start to any year on record, falling 5.07% by the end of January and slumping by 10% by mid-February. By the end of March, the index had clawed its way back to a level slightly above where it was when the year began.

In April, the International Monetary Fund (IMF) warned that the prolonged period of slow growth had left the global economy vulnerable to specific events or trends. Among those risks, the IMF cited financial market turmoil and Britain’s referendum on European Union (EU) membership.

On June 23, the U.K. vote to leave the EU shocked political leaders and sparked a sharp sell-off in global financial markets. The S&P 500 suffered a one-day decline of 3.59%. Within days, an estimated $3 trillion was erased from global financial markets. The resulting decline in the British pound was deep enough that France has now supplanted the U.K. as the world’s fifth largest economy. Ultimately, the impact of the “Brexit” referendum on U.S. financial markets was muted and by

June 30, 2016, equity prices rebounded. The S&P 500 posted a return of 3.84% for the first half of the year and stood 1.50% shy of its then-record intraday high of 2,130.82 points reached May 21, 2015.

Meanwhile, the sharp slowdown in U.S. job growth in May that had so worried Fed policymakers was short-lived. The U.S. economy added 287,000 jobs in June, far above the consensus forecast of 175,000 new jobs and the most of any month since October 2015. Wage growth over the first half of the year remained tepid, which helped corporate earnings and held down inflationary pressure.

Over the past six months, U.S. financial markets have both withstood and benefitted from turmoil in foreign financial markets. Investors seeking to reduce risk have bought both U.S. equities and U.S. Treasury bonds. Low growth in the EU and other developed markets and lingering concerns about the trajectory of China’s economy continued to drag on the U.S. economy. Notably, the U.S. economic expansion is halfway through its seventh year and the U.S. stock market’s bull market — defined as a rise of 20% or more in prices — is now the second longest on record.

The events of the past six months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	4.06%
Russell Midcap Index	5.50%

Net Assets as of 6/30/2016	$42,119,447

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (the “Portfolio”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

HOW DID THE MARKET PERFORM?

U.S. financial markets were bracketed by sharp sell-offs at the start and end of the six months ended June 30, 2016. In January, the Standard & Poor’s 500 Index (S&P 500) suffered its worst start to any year on record amid worrisome data about China’s economy, slumping commodities prices and investor expectations of further slowing in the global economy. In June, the U.K. vote to leave the European Union sparked the worst single day historically in global markets. The sell-off drained an estimated $2.08 trillion from world financial markets on the Friday following the U.K. referendum and $931 billion was lost the following Monday.

However, global equity markets rebounded sharply in the final days of June and the S&P 500 posted a return of 3.84% for the six month reporting period, closing just 1.50% below its then-record intraday high, set in May 2015. Overall, mid cap stocks generally outperformed both large cap and small cap stocks, and value stocks outperformed growth stocks. Among U.S. equities, the telecommunications and utilities sectors were generally the strongest performers, as investors sought high dividend yields and the perceived safety of those sectors. Financial sector stocks were the worst performers amid continued low interest rates and expectations of low growth globally.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended June 30, 2016. The Portfolio’s security selection in the health care and financial services sectors was a leading detractor from performance relative to the Benchmark, while the Portfolio’s security selection in the technology and consumer staples sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Jones Lang

LaSalle Inc., United Continental Holdings Inc. and AmerisourceBergen Co. Shares of Jones Land LaSalle, a real estate investment company, fell amid investor concerns that a strong U.S. dollar, an increase in interest rates and capital controls in China could hurt the company’s earnings. Shares of United Continental, an airline operator, fell along with other airline stocks amid investor concerns about capacity growth and labor expenses, as well as the negative impact of a strong U.S. dollar. Shares of AmerisourceBergen, a pharmaceuticals distributor, fell on lower pricing trends for generic drugs.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Computer Sciences Co., Huntington Ingalls Industries Inc. and Equinix Inc. Shares of Computer Sciences, a provider of business computing services, rose on news of its merger with Hewlett-Packard Enterprise Co. Shares of Huntington Ingalls, a maker and repairer of military ships, rose on solid earnings and contract growth. Shares of Equinix, an information technology network provider, rose on revenue growth amid demand for cloud computing and increased data center traffic.

HOW WAS THE PORTFOLIO POSITIONED?

The JPMorgan Intrepid Investment Team employed a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aimed to capitalize on these market inefficiencies by targeting what it believed were attractively valued stocks with strong fundamentals and momentum characteristics and sought to sell these stocks when they no longer exhibited these criteria. A disciplined quantitative ranking methodology was utilized to identify attractive stocks in each sector, a process that was combined with qualitative research and value-added trading. The Portfolio was constructed with limited sector bets so that stock selection was typically the primary driver of relative performance. During the year, the Portfolio was managed and positioned in accordance with this investment philosophy and process.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Equinix, Inc.	2.4%
2.	Tyson Foods, Inc., Class A	2.1
3.	Huntington Ingalls Industries, Inc.	2.1
4.	Mattel, Inc.	2.0
5.	Ingredion, Inc.	2.0
6.	AECOM	1.8
7.	Zimmer Biomet Holdings, Inc.	1.7
8.	PVH Corp.	1.7
9.	D.R. Horton, Inc.	1.7
10.	AmerisourceBergen Corp.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.3%
Information Technology	13.9
Industrials	12.7
Consumer Discretionary	12.2
Health Care	10.5
Consumer Staples	7.5
Utilities	7.0
Energy	6.7
Materials	5.3
Telecommunication Services	0.7
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Portfolio’s composition is subject to change.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	March 30, 1995	4.06%	(1.54)%	10.50%	7.17%
CLASS 2 SHARES	August 16, 2006	3.94	(1.79)	10.22	6.91

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, the Russell Midcap Index and the Lipper Variable Underlying Funds Multi-Cap Core Index from June 30, 2006 to June 30, 2016. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Variable Underlying Funds Multi-Cap Core Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.2%
	Consumer Discretionary — 12.1%
	Hotels, Restaurants & Leisure — 0.3%
1,100	Darden Restaurants, Inc.	69,674
4,125	International Game Technology plc	77,302

		146,976

	Household Durables — 1.7%
22,700	D.R. Horton, Inc.	714,596

	Internet & Catalog Retail — 1.7%
9,950	Groupon, Inc. (a)	32,337
26,275	Liberty Interactive Corp. QVC Group, Class A (a)	666,597

		698,934

	Leisure Products — 2.3%
26,505	Mattel, Inc.	829,341
3,075	Vista Outdoor, Inc. (a)	146,770

		976,111

	Media — 0.6%
1,550	Discovery Communications, Inc., Class C (a)	36,967
5,925	Interpublic Group of Cos., Inc. (The)	136,868
1,575	Scripps Networks Interactive, Inc., Class A	98,075

		271,910

	Multiline Retail — 0.7%
1,100	Dollar Tree, Inc. (a)	103,664
5,675	Macy’s, Inc.	190,737

		294,401

	Specialty Retail — 2.8%
16,900	Best Buy Co., Inc.	517,140
10,625	Michaels Cos., Inc. (The) (a)	302,175
200	Murphy USA, Inc. (a)	14,832
12,275	Urban Outfitters, Inc. (a)	337,563

		1,171,710

	Textiles, Apparel & Luxury Goods — 2.0%
5,075	Kate Spade & Co. (a)	104,596
7,700	PVH Corp.	725,571

		830,167

	Total Consumer Discretionary	5,104,805

	Consumer Staples — 7.5%
	Food & Staples Retailing — 1.4%
10,150	Sysco Corp.	515,011
3,700	US Foods Holding Corp. (a)	89,688

		604,699

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 5.5%
6,400	Ingredion, Inc.	828,224
23,125	Pilgrim’s Pride Corp.	589,225
13,275	Tyson Foods, Inc., Class A	886,637

		2,304,086

	Personal Products — 0.6%
4,050	Herbalife Ltd. (a)	237,047

	Total Consumer Staples	3,145,832

	Energy — 6.6%
	Energy Equipment & Services — 1.3%
401	Baker Hughes, Inc.	18,097
12,825	Ensco plc, (United Kingdom), Class A	124,531
13,275	Nabors Industries Ltd.	133,414
3,075	Rowan Cos. plc, Class A	54,304
11,800	Superior Energy Services, Inc.	217,238

		547,584

	Oil, Gas & Consumable Fuels — 5.3%
1,850	Cimarex Energy Co.	220,742
2,925	EQT Corp.	226,483
1,350	Gulfport Energy Corp. (a)	42,201
24,725	Marathon Oil Corp.	371,122
1,675	Marathon Petroleum Corp.	63,583
2,525	Murphy Oil Corp.	80,169
390	Noble Energy, Inc.	13,989
1,250	ONEOK, Inc.	59,313
3,050	PBF Energy, Inc., Class A	72,529
17,175	QEP Resources, Inc.	302,795
2,775	Tesoro Corp.	207,903
1,575	Valero Energy Corp.	80,325
8,700	World Fuel Services Corp.	413,163
8,900	WPX Energy, Inc. (a)	82,859

		2,237,176

	Total Energy	2,784,760

	Financials — 21.2%
	Banks — 2.4%
1,875	Citizens Financial Group, Inc.	37,462
2,850	East West Bancorp, Inc.	97,413
1,250	Fifth Third Bancorp	21,987
17,975	Popular, Inc., (Puerto Rico)	526,668
15,425	Regions Financial Corp.	131,267
600	Signature Bank (a)	74,952
1,100	SVB Financial Group (a)	104,676

		994,425

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Capital Markets — 0.1%
900	Lazard Ltd., (Bermuda), Class A	26,802
475	Raymond James Financial, Inc.	23,418

		50,220

	Consumer Finance — 1.9%
7,000	Discover Financial Services	375,130
16,225	Synchrony Financial (a)	410,168

		785,298

	Diversified Financial Services — 1.1%
525	Intercontinental Exchange, Inc.	134,379
3,600	MSCI, Inc.	277,632
700	Nasdaq, Inc.	45,269

		457,280

	Insurance — 4.2%
3,225	Allied World Assurance Co. Holdings AG, (Switzerland)	113,326
3,300	American Financial Group, Inc.	243,969
200	American National Insurance Co.	22,630
1,025	Aon plc, (United Kingdom)	111,961
775	Arch Capital Group Ltd., (Bermuda) (a)	55,800
1,575	Aspen Insurance Holdings Ltd., (Bermuda)	73,048
1,575	Assurant, Inc.	135,938
2,350	Assured Guaranty Ltd., (Bermuda)	59,619
950	Endurance Specialty Holdings Ltd., (Bermuda)	63,802
375	Everest Re Group Ltd., (Bermuda)	68,501
647	FNF Group	24,263
3,425	Hanover Insurance Group, Inc. (The)	289,824
2,150	Hartford Financial Services Group, Inc. (The)	95,417
1,475	Lincoln National Corp.	57,186
1,950	Principal Financial Group, Inc.	80,165
1,000	Torchmark Corp.	61,820
4,500	Unum Group	143,055
1,500	Validus Holdings Ltd., (Bermuda)	72,885

		1,773,209

	Real Estate Investment Trusts (REITs) — 10.6%
2,925	American Campus Communities, Inc.	154,645
1,100	Annaly Capital Management, Inc.	12,177
3,575	Apartment Investment & Management Co., Class A	157,872
375	AvalonBay Communities, Inc.	67,646
400	Boston Properties, Inc.	52,760
12,825	Brandywine Realty Trust	215,460
5,900	Brixmor Property Group, Inc.	156,114
12,750	Corrections Corp. of America	446,505
900	Crown Castle International Corp.	91,287

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
2,100	DDR Corp.	38,094
525	Digital Realty Trust, Inc.	57,220
1,475	Douglas Emmett, Inc.	52,392
2,646	Equinix, Inc.	1,025,934
13,750	Equity Commonwealth (a)	400,537
2,200	Equity LifeStyle Properties, Inc.	176,110
2,150	Extra Space Storage, Inc.	198,961
675	Mid-America Apartment Communities, Inc.	71,820
2,600	Post Properties, Inc.	158,730
1,100	Regency Centers Corp.	92,103
175	SL Green Realty Corp.	18,632
1,950	Taubman Centers, Inc.	144,690
147	Ventas, Inc.	10,705
2,000	Vornado Realty Trust	200,240
650	Welltower, Inc.	49,510
10,275	Weyerhaeuser Co.	305,887
1,625	WP Carey, Inc.	112,807

		4,468,838

	Real Estate Management & Development — 0.9%
4,125	Jones Lang LaSalle, Inc.	401,981

	Total Financials	8,931,251

	Health Care — 10.4%
	Biotechnology — 1.5%
2,100	Alkermes plc, (Ireland) (a)	90,762
1,100	Alnylam Pharmaceuticals, Inc. (a)	61,039
1,725	BioMarin Pharmaceutical, Inc. (a)	134,205
1,525	Incyte Corp. (a)	121,969
500	Intercept Pharmaceuticals, Inc. (a)	71,340
2,475	Medivation, Inc. (a)	149,243

		628,558

	Health Care Equipment & Supplies — 4.0%
275	C.R. Bard, Inc.	64,669
5,250	Hill-Rom Holdings, Inc.	264,862
14,400	Hologic, Inc. (a)	498,240
1,700	St. Jude Medical, Inc.	132,600
6,075	Zimmer Biomet Holdings, Inc.	731,309

		1,691,680

	Health Care Providers & Services — 3.8%
8,750	AmerisourceBergen Corp.	694,050
2,804	Centene Corp. (a)	200,121
450	Cigna Corp.	57,595
150	Humana, Inc.	26,982
3,875	Premier, Inc., Class A (a)	126,713

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — continued
17,275	Tenet Healthcare Corp. (a)	477,481

		1,582,942

	Life Sciences Tools & Services — 0.1%
2,250	VWR Corp. (a)	65,025

	Pharmaceuticals — 1.0%
8,825	Endo International plc, (Ireland) (a)	137,582
3,300	Mallinckrodt plc (a)	200,574
1,025	Perrigo Co. plc, (Ireland)	92,937

		431,093

	Total Health Care	4,399,298

	Industrials — 12.6%
	Aerospace & Defense — 3.2%
4,375	BWX Technologies, Inc.	156,494
5,216	Huntington Ingalls Industries, Inc.	876,444
900	L-3 Communications Holdings, Inc.	132,021
150	Northrop Grumman Corp.	33,342
3,550	Spirit AeroSystems Holdings, Inc., Class A (a)	152,650

		1,350,951

	Airlines — 1.8%
5,075	Delta Air Lines, Inc.	184,882
15,400	JetBlue Airways Corp. (a)	255,024
7,250	United Continental Holdings, Inc. (a)	297,540

		737,446

	Commercial Services & Supplies — 1.6%
15,150	KAR Auction Services, Inc.	632,361
1,400	R.R. Donnelley & Sons Co.	23,688

		656,049

	Construction & Engineering — 2.4%
24,075	AECOM (a)	764,863
1,500	Fluor Corp.	73,920
3,850	Jacobs Engineering Group, Inc. (a)	191,768

		1,030,551

	Electrical Equipment — 0.5%
3,650	Regal Beloit Corp.	200,933

	Machinery — 2.1%
6,925	Crane Co.	392,786
2,100	Ingersoll-Rand plc	133,728
3,195	Parker-Hannifin Corp.	345,220

		871,734

	Professional Services — 0.9%
2,850	ManpowerGroup, Inc.	183,369

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — continued
6,475	TransUnion (a)	216,524

		399,893

	Road & Rail — 0.1%
850	Landstar System, Inc.	58,361

	Total Industrials	5,305,918

	Information Technology — 13.8%
	Communications Equipment — 0.7%
14,125	ARRIS International plc (a)	296,060

	Electronic Equipment, Instruments & Components — 0.9%
400	Arrow Electronics, Inc. (a)	24,760
3,500	Avnet, Inc.	141,785
975	Ingram Micro, Inc., Class A	33,911
8,975	Jabil Circuit, Inc.	165,768

		366,224

	IT Services — 3.2%
9,125	Computer Sciences Corp.	453,056
575	CoreLogic, Inc. (a)	22,126
1,400	Leidos Holdings, Inc.	67,018
750	Total System Services, Inc.	39,832
11,750	Vantiv, Inc., Class A (a)	665,050
11,375	Xerox Corp.	107,949

		1,355,031

	Semiconductors & Semiconductor Equipment — 3.2%
18,625	Applied Materials, Inc.	446,441
1,150	Lam Research Corp.	96,669
66,050	Marvell Technology Group Ltd., (Bermuda)	629,457
3,900	ON Semiconductor Corp. (a)	34,398
2,650	Skyworks Solutions, Inc.	167,692

		1,374,657

	Software — 4.6%
15,800	Activision Blizzard, Inc.	626,154
11,525	CA, Inc.	378,366
24,650	Cadence Design Systems, Inc. (a)	598,995
4,325	Citrix Systems, Inc. (a)	346,389

		1,949,904

	Technology Hardware, Storage & Peripherals — 1.2%
12,375	NCR Corp. (a)	343,654
3,100	Western Digital Corp.	146,506

		490,160

	Total Information Technology	5,832,036

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Materials — 5.3%
	Chemicals — 1.8%
14,400	Cabot Corp.	657,504
600	Huntsman Corp.	8,070
657	PPG Industries, Inc.	68,427

		734,001

	Containers & Packaging — 1.7%
2,450	Avery Dennison Corp.	183,137
3,750	Crown Holdings, Inc. (a)	190,012
5,350	Graphic Packaging Holding Co.	67,089
4,275	International Paper Co.	181,175
2,300	Sealed Air Corp.	105,731

		727,144

	Metals & Mining — 1.6%
400	Nucor Corp.	19,764
3,025	Reliance Steel & Aluminum Co.	232,622
17,325	Steel Dynamics, Inc.	424,463

		676,849

	Paper & Forest Products — 0.2%
2,200	Domtar Corp.	77,022

	Total Materials	2,215,016

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
7,400	CenturyLink, Inc.	214,674
18,400	Frontier Communications Corp.	90,896

	Total Telecommunication Services	305,570

	Utilities — 7.0%
	Electric Utilities — 2.2%
3,450	Alliant Energy Corp.	136,965
5,175	Edison International	401,942
3,500	Entergy Corp.	284,725
2,975	Great Plains Energy, Inc.	90,440
350	Pinnacle West Capital Corp.	28,371

		942,443

	Gas Utilities — 1.2%
10,787	UGI Corp.	488,112

	Independent Power & Renewable Electricity Producers — 0.3%
10,750	AES Corp.	134,160

	Multi-Utilities — 3.3%
2,125	Ameren Corp.	113,857
5,530	CenterPoint Energy, Inc.	132,720
5,175	CMS Energy Corp.	237,325

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — continued
1,575	Consolidated Edison, Inc.	126,693
2,750	DTE Energy Co.	272,580
4,150	Public Service Enterprise Group, Inc.	193,432
2,550	Sempra Energy	290,751

		1,367,358

	Total Utilities	2,932,073

	Total Common Stocks (Cost $35,791,960)	40,956,559

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
6,425	Safeway, Inc., PDC CVR, expiring 01/30/17 (a)	321
6,425	Safeway, Inc., PDC CVR, expiring 01/30/18 (a)	418

	Total Rights (Cost $—)	739

SHARES
Short-Term Investment — 2.2%
	Investment Company — 2.2%
921,488	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (b) (l) (Cost $921,488)	921,488

	Total Investments — 99.4% (Cost $36,713,448)	41,878,786
	Other Assets in Excess of Liabilities — 0.6%	240,661

	NET ASSETS — 100.0%	$42,119,447

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
8	S&P Mid Cap 400	09/16/16	USD	$1,194,400	$17,109

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

CVR	— Contingent Value Rights
PDC	— Property Development Center
USD	— United States Dollar
(a)	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of June 30, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	9

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016 (Unaudited)

Intrepid Mid Cap Portfolio
ASSETS:
Investments in non-affiliates, at value	$40,957,298
Investments in affiliates, at value	921,488

Total investment securities, at value	41,878,786
Deposits at broker for futures contracts	90,000
Receivables:
Investment securities sold	121,045
Portfolio shares sold	1,013
Dividends from non-affiliates	58,934
Dividends from affiliates	389
Variation margin on futures contracts	24,378
Prepaid expenses	1,645

Total Assets	42,176,190

LIABILITIES:
Payables:
Portfolio shares redeemed	6,738
Accrued liabilities:
Investment advisory fees	18,760
Administration fees	511
Distribution fees	1,504
Custodian and accounting fees	2,089
Trustees’ and Chief Compliance Officer’s fees	5
Audit fees	25,667
Other	1,469

Total Liabilities	56,743

Net Assets	$42,119,447

NET ASSETS:
Paid-in-Capital	$37,417,033
Accumulated undistributed net investment income	231,156
Accumulated net realized gains (losses)	(711,189)
Net unrealized appreciation (depreciation)	5,182,447

Total Net Assets	$42,119,447

Net Assets:
Class 1	$34,599,082
Class 2	7,520,365

Total	$42,119,447

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	1,920,038
Class 2	421,067

Net Asset Value, offering and redemption price per share (a):
Class 1	$18.02
Class 2	17.86

Cost of investments in non-affiliates	$35,791,960
Cost of investments in affiliates	921,488

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2016 (Unaudited)

Intrepid Mid Cap Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$422,599
Dividend income from affiliates	1,471

Total investment income	424,070

EXPENSES:
Investment advisory fees	129,861
Administration fees	16,405
Distribution fees — Class 2	8,105
Custodian and accounting fees	11,110
Professional fees	23,378
Trustees’ and Chief Compliance Officer’s fees	6,379
Printing and mailing costs	12,530
Transfer agency fees — Class 1	672
Transfer agency fees — Class 2	73
Other	3,477

Total expenses	211,990

Less fees waived	(24,309)
Less expense reimbursements	(417)

Net expenses	187,264

Net investment income (loss)	236,806

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(732,074)
Futures	88,648

Net realized gain (loss)	(643,426)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,041,203
Futures	14,444

Change in net unrealized appreciation/depreciation	2,055,647

Net realized/unrealized gains (losses)	1,412,221

Change in net assets resulting from operations	$1,649,027

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Intrepid Mid Cap Portfolio
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$236,806	$304,925
Net realized gain (loss)	(643,426)	4,386,451
Change in net unrealized appreciation/depreciation	2,055,647	(7,229,027)

Change in net assets resulting from operations	1,649,027	(2,537,651)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(251,862)	(249,528)
From net realized gains	(3,645,845)	(5,576,903)
Class 2
From net investment income	(42,071)	(23,958)
From net realized gains	(762,102)	(562,099)

Total distributions to shareholders	(4,701,880)	(6,412,488)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	4,431,507	6,508,813

NET ASSETS:
Change in net assets	1,378,654	(2,441,326)
Beginning of period	40,740,793	43,182,119

End of period	$42,119,447	$40,740,793

Accumulated undistributed net investment income	$231,156	$288,283

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$1,424,551	$2,707,913
Distributions reinvested	3,897,707	5,826,431
Cost of shares redeemed	(2,876,703)	(7,125,530)

Change in net assets resulting from Class 1 capital transactions	$2,445,555	$1,408,814

Class 2
Proceeds from shares issued	$1,499,281	$5,540,394
Distributions reinvested	804,173	586,057
Cost of shares redeemed	(317,502)	(1,026,452)

Change in net assets resulting from Class 2 capital transactions	$1,985,952	$5,099,999

Total change in net assets resulting from capital transactions	$4,431,507	$6,508,813

SHARE TRANSACTIONS:
Class 1
Issued	74,837	126,069
Reinvested	219,589	273,029
Redeemed	(152,048)	(319,033)

Change in Class 1 Shares	142,378	80,065

Class 2
Issued	80,800	251,009
Reinvested	45,692	27,644
Redeemed	(17,304)	(46,484)

Change in Class 2 Shares	109,188	232,169

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Portfolio
Class 1
Six Months Ended June 30, 2016 (Unaudited)	$19.52	$0.11		$0.65	$0.76	$(0.15)	$(2.11)	$(2.26)
Year Ended December 31, 2015	24.30	0.16		(1.27)	(1.11)	(0.16)	(3.51)	(3.67)
Year Ended December 31, 2014	24.44	0.18	(g)(h)	3.22	3.40	(0.16)	(3.38)	(3.54)
Year Ended December 31, 2013	17.58	0.13		6.95	7.08	(0.22)	—	(0.22)
Year Ended December 31, 2012	15.26	0.21	(i)	2.24	2.45	(0.13)	—	(0.13)
Year Ended December 31, 2011	15.62	0.12		(0.34)	(0.22)	(0.14)	—	(0.14)

Class 2
Six Months Ended June 30, 2016 (Unaudited)	19.36	0.09		0.64	0.73	(0.12)	(2.11)	(2.23)
Year Ended December 31, 2015	24.18	0.13		(1.29)	(1.16)	(0.15)	(3.51)	(3.66)
Year Ended December 31, 2014	24.38	0.19	(g)(h)	3.14	3.33	(0.15)	(3.38)	(3.53)
Year Ended December 31, 2013	17.54	0.09		6.93	7.02	(0.18)	—	(0.18)
Year Ended December 31, 2012	15.23	0.17	(i)	2.23	2.40	(0.09)	—	(0.09)
Year Ended December 31, 2011	15.60	0.08		(0.35)	(0.27)	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.11 and $0.12 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.49% and 0.53% for Class 1 and Class 2 Shares, respectively.
(h)	Net investment income (loss) may appear disproportionate between classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.16 and $0.11 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.93% and 0.66% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$18.02	4.06%	$34,599,082	0.90%	1.22%		1.02%	45%
19.52	(5.87)	34,702,004	0.90	0.73		0.99	79
24.30	15.86	41,254,648	0.90	0.76	(g)(h)	1.03	54
24.44	40.59	40,129,143	0.89	0.62		1.00	57
17.58	16.13	36,038,129	0.90	1.28	(i)	1.02	54
15.26	(1.52)	31,581,775	0.90	0.75		1.08	47

17.86	3.94	7,520,365	1.15	1.00		1.27	45
19.36	(6.12)	6,038,789	1.15	0.62		1.25	79
24.18	15.56	1,927,471	1.14	0.81	(g)(h)	1.28	54
24.38	40.27	49,194	1.14	0.41		1.24	57
17.54	15.82	18,799	1.15	1.00	(i)	1.27	54
15.23	(1.79)	16,232	1.15	0.52		1.33	47

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Mid Cap Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Portfolio’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Portfolio’s Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$41,878,047	$—	$739	$41,878,786

Appreciation in Other Financial Instruments
Futures Contracts	$17,109	$—	$—	$17,109

(a)	Portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOI. Level 3 consists of rights. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended June 30, 2016.

B. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Portfolio also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2016:

Futures Contracts:
Average Notional Balance Long	$896,003
Ending Notional Balance Long	1,194,400

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2016, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2016, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and/or Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

The expense limitation agreement was in effect for the six months ended June 30, 2016 and is in place until at least April 30, 2017.

For the six months ended June 30, 2016, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$14,199	$9,463	$23,662	$417

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective May 1, 2016, the Adviser, Administrator and/or the Distributor have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. Prior to May 1, 2016, a portion of the waiver was voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2016 was $647.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2016, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2016, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$17,928,102	$18,246,780

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2016 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$36,713,448	$7,246,159	$2,080,821	$5,165,338

At December 31, 2015, the Portfolio did not have any net capital loss carry forwards.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2016, or at any time during the six months then ended.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2016, the Portfolio had three omnibus accounts which collectively represented 57.0% of the Portfolio’s net assets. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2016, and continued to hold your shares at the end of the reporting period, June 30, 2016.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Mid Cap Portfolio
Class 1
Actual	$1,000.00	$1,040.60	$4.57	0.90%
Hypothetical	1,000.00	1,020.39	4.52	0.90
Class 2
Actual	1,000.00	1,039.40	5.83	1.15
Hypothetical	1,000.00	1,019.14	5.77	1.15

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	21

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. June 2016.	SAN-JPMITIMCP-616

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2016 (Unaudited)

JPMorgan Insurance Trust Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 15, 2016 (Unaudited)

Dear Shareholder,

The U.S. economy continued its slow expansion in 2016 despite economic weakness elsewhere and two punishing sell-offs in global financial markets. Growth in the U.S. was sufficient to prompt the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, but financial market turmoil in early 2016 and worrisome economic data forced the Fed to curtail further increases at its March and June meetings.

“The events of the past six months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.”

Meanwhile, the resiliency of U.S. financial markets was a notable feature of the six months ended June 30, 2016. Equity prices slumped in the early part of the 2016, giving the Standard & Poor’s 500 Index (“S&P 500”) its worst start to any year on record, falling 5.07% by the end of January and slumping by 10% by mid-February. By the end of March, the index had clawed its way back to a level slightly above where it was when the year began.

In April, the International Monetary Fund (IMF) warned that the prolonged period of slow growth had left the global economy vulnerable to specific events or trends. Among those risks, the IMF cited financial market turmoil and Britain’s referendum on European Union (EU) membership.

On June 23, the U.K. vote to leave the EU shocked political leaders and sparked a sharp sell-off in global financial markets. The S&P 500 suffered a one-day decline of 3.59%. Within days, an estimated $3 trillion was erased from global financial markets. The resulting decline in the British pound was deep enough that France has now supplanted the U.K. as the world’s fifth largest economy. Ultimately, the impact of the “Brexit” referendum on U.S. financial markets was muted and by

June 30, 2016, equity prices rebounded. The S&P 500 posted a return of 3.84% for the first half of the year and stood 1.50% shy of its then-record intraday high of 2,130.82 points reached May 21, 2015.

Meanwhile, the sharp slowdown in U.S. job growth in May that had so worried Fed policymakers was short-lived. The U.S. economy added 287,000 jobs in June, far above the consensus forecast of 175,000 new jobs and the most of any month since October 2015. Wage growth over the first half of the year remained tepid, which helped corporate earnings and held down inflationary pressure.

Over the past six months, U.S. financial markets have both withstood and benefitted from turmoil in foreign financial markets. Investors seeking to reduce risk have bought both U.S. equities and U.S. Treasury bonds. Low growth in the EU and other developed markets and lingering concerns about the trajectory of China’s economy continued to drag on the U.S. economy. Notably, the U.S. economic expansion is halfway through its seventh year and the U.S. stock market’s bull market — defined as a rise of 20% or more in prices — is now the second longest on record.

The events of the past six months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	6.86%
Russell Midcap Value Index	8.87%

Net Assets as of 6/30/2016	$474,027,864

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

HOW DID THE MARKET PERFORM?

U.S. financial markets were bracketed by sharp sell-offs at the start and end of the six months ended June 30, 2016. In January, the Standard & Poor’s 500 Index (S&P 500) suffered its worst start to any year on record amid worrisome data about China’s economy, slumping commodities prices and investor expectations of further slowing in the global economy. In June, the U.K. vote to leave the European Union sparked the worst single day historically in global markets. The sell-off drained an estimated $2.08 trillion from world financial markets on the Friday following the U.K. referendum, and $931 billion was lost the following Monday.

However, global equity markets rebounded sharply in the final days of June and the S&P 500 posted a return of 3.84% for the six month reporting period, closing just 1.50% below its then-record intraday high, set in May 2015. Overall, mid cap stocks generally outperformed both large cap and small cap stocks, and value stocks outperformed growth stocks. Among U.S. equities, the telecommunications and utilities sectors were generally the strongest performers, as investors sought high dividend yields and the perceived safety of those sectors. Financial sector stocks were the worst performers amid continued low interest rates and expectations of low growth globally.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended June 30, 2016. The Portfolio’s overweight position in the consumer discretionary sector and its security selection in the materials sector were leading detractors from performance relative to the Benchmark. The Portfolio’s security selection in the information technology and energy sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Portfolio’s underweight positions in Newmont Mining Corp. and Nvidia Corp. and its overweight position in AmerisourceBergen Co. Shares of Newmont Mining, a copper and gold mining company that was not held in the Portfolio, rose after the Indonesian government renewed the company’s export license. Shares of Nvidia, a graphics software maker that was not held in the Portfolio, rose on strong demand for its semiconductors. Shares of AmerisourceBergen, a pharmaceuticals distributor, fell on lower pricing trends for generic drugs.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in EQT Corp., Energen Corp. and Columbia Pipeline Group Inc. Shares of EQT, a natural gas producer, rose as warmer than expected weather drove demand for natural gas by electric utilities. Share of Energen, an oil and gas producer, rose amid improved global energy prices and the company’s smaller than expected quarterly loss. Shares of Columbia Pipeline, an operator of natural gas pipelines and storage facilities, rose following a takeover offer from TransCanada Corp.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. During the reporting period, the Portfolio maintained a large overweight position in the consumer discretionary sector, while the utilities sector was the largest underweight sector position. The Portfolio had no position in the telecommunication services sector during the six month reporting period.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	EQT Corp.	2.0%
2.	Energen Corp.	2.0
3.	Mohawk Industries, Inc.	1.7
4.	Loews Corp.	1.6
5.	Synopsys, Inc.	1.6
6.	M&T Bank Corp.	1.5
7.	Xcel Energy, Inc.	1.5
8.	Columbia Pipeline Group, Inc.	1.5
9.	Arrow Electronics, Inc.	1.4
10.	Marsh & McLennan Cos., Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.5%
Consumer Discretionary	16.6
Utilities	10.6
Information Technology	9.6
Industrials	8.8
Energy	6.4
Consumer Staples	5.3
Health Care	4.2
Materials	3.8
Short-Term Investment	6.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Portfolio’s composition is subject to change.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	September 28, 2001	6.86%	2.34%	12.72%	8.66%

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for JPMorgan Insurance Trust Mid Cap Value Portfolio is September 28, 2001, which is the inception date of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”). JPMorgan Insurance Trust Mid Cap Value Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by JPMorgan Insurance Trust Mid Cap Value Portfolio and have been used since the reorganization. As a result, the performance prior to April 25, 2009 is the performance of the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio, the Russell Midcap Value Index and the Lipper Variable Underlying Funds Multi-Cap Core Index from June 30, 2006 to June 30, 2016. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Multi-Cap Core Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.6%
	Consumer Discretionary — 17.1%
	Distributors — 1.1%
51,879	Genuine Parts Co.	5,252,749

	Hotels, Restaurants & Leisure — 1.7%
209,820	Hilton Worldwide Holdings, Inc.	4,727,244
46,456	Marriott International, Inc., Class A	3,087,466

		7,814,710

	Household Durables — 3.1%
44,010	Mohawk Industries, Inc. (a)	8,351,338
132,209	Newell Brands, Inc.	6,421,391

		14,772,729

	Internet & Catalog Retail — 1.2%
55,050	Expedia, Inc.	5,851,815

	Media — 2.5%
58,552	CBS Corp. (Non-Voting), Class B	3,187,571
86,510	DISH Network Corp., Class A (a)	4,533,124
130,465	TEGNA, Inc.	3,022,874
71,830	Time, Inc.	1,182,322

		11,925,891

	Multiline Retail — 1.7%
139,830	Kohl’s Corp.	5,302,354
73,040	Nordstrom, Inc.	2,779,172

		8,081,526

	Specialty Retail — 4.4%
6,508	AutoZone, Inc. (a)	5,166,311
84,820	Bed Bath & Beyond, Inc.	3,665,920
138,250	Best Buy Co., Inc.	4,230,450
190,800	Gap, Inc. (The)	4,048,776
61,860	Tiffany & Co.	3,751,190

		20,862,647

	Textiles, Apparel & Luxury Goods — 1.4%
47,830	PVH Corp.	4,507,021
33,640	V.F. Corp.	2,068,523

		6,575,544

	Total Consumer Discretionary	81,137,611

	Consumer Staples — 5.5%
	Beverages — 2.1%
26,540	Constellation Brands, Inc., Class A	4,389,716
56,541	Dr. Pepper Snapple Group, Inc.	5,463,557

		9,853,273

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.6%
173,724	Kroger Co. (The)	6,391,306
164,420	Rite Aid Corp. (a)	1,231,506

		7,622,812

	Food Products — 0.4%
18,980	TreeHouse Foods, Inc. (a)	1,948,297

	Household Products — 0.5%
47,440	Energizer Holdings, Inc.	2,442,686

	Personal Products — 0.9%
48,630	Edgewell Personal Care Co. (a)	4,104,858

	Total Consumer Staples	25,971,926

	Energy — 6.6%
	Oil, Gas & Consumable Fuels — 6.6%
278,570	Columbia Pipeline Group, Inc.	7,100,750
197,953	Energen Corp.	9,543,314
126,410	EQT Corp.	9,787,926
100,310	PBF Energy, Inc., Class A	2,385,372
200,150	Southwestern Energy Co. (a)	2,517,887

	Total Energy	31,335,249

	Financials — 29.4%
	Banks — 6.1%
157,080	Citizens Financial Group, Inc.	3,138,458
301,430	Fifth Third Bancorp	5,302,154
51,840	First Republic Bank	3,628,281
213,830	Huntington Bancshares, Inc.	1,911,640
62,168	M&T Bank Corp.	7,350,123
147,160	SunTrust Banks, Inc.	6,045,333
49,660	Zions Bancorporation	1,247,956

		28,623,945

	Capital Markets — 3.9%
27,180	Ameriprise Financial, Inc.	2,442,123
128,080	Invesco Ltd.	3,271,163
49,500	Legg Mason, Inc.	1,459,755
57,930	Northern Trust Corp.	3,838,442
54,480	Raymond James Financial, Inc.	2,685,864
66,670	T. Rowe Price Group, Inc.	4,864,910

		18,562,257

	Consumer Finance — 0.6%
170,690	Ally Financial, Inc. (a)	2,913,678

	Insurance — 8.1%
4,968	Alleghany Corp. (a)	2,730,314
18,813	Chubb Ltd., (Switzerland)	2,459,047

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
127,410	Hartford Financial Services Group, Inc. (The)	5,654,456
193,670	Loews Corp.	7,957,900
99,440	Marsh & McLennan Cos., Inc.	6,807,662
63,580	Progressive Corp. (The)	2,129,930
129,790	Unum Group	4,126,024
29,720	W.R. Berkley Corp.	1,780,822
144,140	XL Group plc, (Ireland)	4,801,304

		38,447,459

	Real Estate Investment Trusts (REITs) — 10.7%
62,430	American Campus Communities, Inc.	3,300,674
126,730	American Homes 4 Rent, Class A	2,595,430
26,530	AvalonBay Communities, Inc.	4,785,747
34,690	Boston Properties, Inc.	4,575,611
153,510	Brixmor Property Group, Inc.	4,061,875
10,670	Essex Property Trust, Inc.	2,433,720
83,670	General Growth Properties, Inc.	2,495,039
52,660	HCP, Inc.	1,863,111
165,650	Kimco Realty Corp.	5,198,097
123,187	Outfront Media, Inc.	2,977,430
116,065	Rayonier, Inc.	3,045,546
41,090	Regency Centers Corp.	3,440,466
51,624	Vornado Realty Trust	5,168,595
111,490	Weyerhaeuser Co.	3,319,057
20,900	WP Carey, Inc.	1,450,878

		50,711,276

	Total Financials	139,258,615

	Health Care — 4.3%
	Health Care Providers & Services — 4.3%
61,990	AmerisourceBergen Corp.	4,917,047
25,580	Cigna Corp.	3,273,984
22,330	Henry Schein, Inc. (a)	3,947,944
25,840	Humana, Inc.	4,648,099
26,081	Universal Health Services, Inc., Class B	3,497,462

	Total Health Care	20,284,536

	Industrials — 9.1%
	Building Products — 1.0%
80,120	Fortune Brands Home & Security, Inc.	4,644,556

	Electrical Equipment — 3.0%
100,620	AMETEK, Inc.	4,651,663
50,180	Hubbell, Inc.	5,292,485
75,390	Regal Beloit Corp.	4,150,219

		14,094,367

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 1.3%
58,860	Carlisle Cos., Inc.	6,220,325

	Machinery — 2.5%
56,700	IDEX Corp.	4,655,070
136,810	Rexnord Corp. (a)	2,685,580
28,490	Snap-on, Inc.	4,496,292

		11,836,942

	Professional Services — 0.4%
15,190	Equifax, Inc.	1,950,396

	Trading Companies & Distributors — 0.9%
61,500	MSC Industrial Direct Co., Inc., Class A	4,339,440

	Total Industrials	43,086,026

	Information Technology — 9.9%
	Communications Equipment — 0.8%
116,690	CommScope Holding Co., Inc. (a)	3,620,891

	Electronic Equipment, Instruments & Components — 3.4%
83,140	Amphenol Corp., Class A	4,766,416
113,370	Arrow Electronics, Inc. (a)	7,017,603
37,830	CDW Corp.	1,516,226
93,750	Keysight Technologies, Inc. (a)	2,727,188

		16,027,433

	Internet Software & Services — 0.3%
103,930	Match Group, Inc. (a)	1,566,745

	IT Services — 1.2%
66,950	Jack Henry & Associates, Inc.	5,842,726

	Semiconductors & Semiconductor Equipment — 2.6%
76,380	Analog Devices, Inc.	4,326,163
86,430	KLA-Tencor Corp.	6,330,997
34,630	Xilinx, Inc.	1,597,482

		12,254,642

	Software — 1.6%
140,920	Synopsys, Inc. (a)	7,620,954

	Total Information Technology	46,933,391

	Materials — 3.9%
	Chemicals — 0.7%
10,580	Sherwin-Williams Co. (The)	3,107,029

	Containers & Packaging — 3.2%
67,080	Ball Corp.	4,849,213
99,760	Silgan Holdings, Inc.	5,133,649
138,210	WestRock Co.	5,372,223

		15,355,085

	Total Materials	18,462,114

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Utilities — 10.8%
	Electric Utilities — 3.8%
86,980	Edison International	6,755,737
77,990	Westar Energy, Inc.	4,374,459
159,140	Xcel Energy, Inc.	7,126,289

		18,256,485

	Gas Utilities — 1.7%
83,190	National Fuel Gas Co.	4,731,847
130,590	Questar Corp.	3,313,069

		8,044,916

	Multi-Utilities — 5.3%
266,230	CenterPoint Energy, Inc.	6,389,520
142,510	CMS Energy Corp.	6,535,508
55,530	Sempra Energy	6,331,531
91,040	WEC Energy Group, Inc.	5,944,912

		25,201,471

	Total Utilities	51,502,872

	Total Common Stocks (Cost $323,555,264)	457,972,340

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 6.4%
	Investment Company — 6.4%
30,465,680	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $30,465,680)	30,465,680

	Total Investments — 103.0% (Cost $354,020,944)	488,438,020

	Liabilities in Excess of Other Assets — (3.0)%	(14,410,156)

	NET ASSETS — 100.0%	$474,027,864

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of June 30, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016 (Unaudited)

Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$457,972,340
Investments in affiliates, at value	30,465,680

Total investment securities, at value	488,438,020
Receivables:
Investment securities sold	4,103,891
Portfolio shares sold	151,512
Dividends from non-affiliates	616,429
Dividends from affiliates	6,635

Total Assets	493,316,487

LIABILITIES:
Payables:
Investment securities purchased	17,980,375
Portfolio shares redeemed	1,023,335
Accrued liabilities:
Investment advisory fees	242,527
Administration fees	30,581
Custodian and accounting fees	5,437
Trustees’ and Chief Compliance Officer’s fees	6
Other	6,362

Total Liabilities	19,288,623

Net Assets	$474,027,864

NET ASSETS:
Paid-in-Capital	$322,771,239
Accumulated undistributed net investment income	2,088,880
Accumulated net realized gains (losses)	14,750,669
Net unrealized appreciation (depreciation)	134,417,076

Total Net Assets	$474,027,864

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value)	46,352,341

Net Asset Value, offering and redemption price per share (a)	$10.23

Cost of investments in non-affiliates	$323,555,264
Cost of investments in affiliates	30,465,680

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2016 (Unaudited)

Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$3,858,506
Dividend income from affiliates	26,310

Total investment income	3,884,816

EXPENSES:
Investment advisory fees	1,398,329
Administration fees	176,646
Custodian and accounting fees	16,171
Professional fees	30,783
Trustees’ and Chief Compliance Officer’s fees	7,293
Printing and mailing costs	24,898
Transfer agency fees	2,937
Other	21,701

Total expenses	1,678,758

Less fees waived	(13,504)

Net expenses	1,665,254

Net investment income (loss)	2,219,562

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	19,650,623
Change in net unrealized appreciation/depreciation on investments in non-affiliates	7,031,908

Net realized/unrealized gains (losses)	26,682,531

Change in net assets resulting from operations	$28,902,093

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Mid Cap Value Portfolio
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,219,562	$4,024,584
Net realized gain (loss)	19,650,623	24,032,286
Change in net unrealized appreciation/depreciation	7,031,908	(39,858,481)

Change in net assets resulting from operations	28,902,093	(11,801,611)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,917,647)	(4,610,994)
From net realized gains	(23,451,558)	(35,231,833)

Total distributions to shareholders	(27,369,205)	(39,842,827)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	36,305,772	21,567,779

NET ASSETS:
Change in net assets	37,838,660	(30,076,659)
Beginning of period	436,189,204	466,265,863

End of period	$474,027,864	$436,189,204

Accumulated undistributed net investment income	$2,088,880	$3,786,965

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$57,812,035	$83,854,688
Distributions reinvested	27,369,205	39,842,827
Cost of shares redeemed	(48,875,468)	(102,129,736)

Change in net assets resulting from capital transactions	$36,305,772	$21,567,779

SHARE TRANSACTIONS:
Issued	5,657,315	7,684,304
Reinvested	2,734,186	3,675,538
Redeemed	(4,834,071)	(9,423,227)

Change in Shares	3,557,430	1,936,615

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Portfolio
Six Months Ended June 30, 2016 (Unaudited)	$10.19	$0.05	(f)	$0.63	$0.68	$(0.09)	$(0.55)	$(0.64)
Year Ended December 31, 2015	11.41	0.09	(f)	(0.34)	(0.25)	(0.11)	(0.86)	(0.97)
Year Ended December 31, 2014	10.57	0.11	(g)	1.41	1.52	(0.09)	(0.59)	(0.68)
Year Ended December 31, 2013	8.17	0.09		2.51	2.60	(0.10)	(0.10)	(0.20)
Year Ended December 31, 2012	6.86	0.10		1.29	1.39	(0.08)	—	(0.08)
Year Ended December 31, 2011	6.80	0.09		0.06	0.15	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.08 and the net investment income (loss) ratio would have been 0.77%.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.23	6.86%	$474,027,864	0.77%	1.03%		0.78%	15%
10.19	(2.66)	436,189,204	0.77	0.87		0.77	17
11.41	15.11	466,265,863	0.79	1.03	(g)	0.79	25
10.57	32.30	408,782,236	0.77	0.95		0.78	26
8.17	20.38	297,394,886	0.78	1.30		0.79	30
6.86	2.16	254,378,785	0.80	1.22		0.80	43

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/Non-Diversified
Mid Cap Value Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

Effective as of the close of business on May 1, 2013, the Portfolio is offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet certain requirements as described in its prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Portfolio’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Portfolio’s Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset value (“NAV”) of the Portfolio is calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$488,438,020	$—	$—	$488,438,020

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended June 30, 2016.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2016, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — Distributions from net investment income and net realized capital gains, if any, are generally declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2016, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser and/or Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.90% of the Portfolio’s average daily net assets.

The expense limitation agreement was in effect for the six months ended June 30, 2016 and is in place until at least April 30, 2017.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective May 1, 2016, the Adviser and/or the Administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. Prior to May 1, 2016, a portion of the waiver was voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2016 was $13,504.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2016, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2016, the Portfolio incurred $127 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$74,762,836	$65,516,304

During the six months ended June 30, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2016, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$354,020,944	$146,461,733	$12,044,657	$134,417,076

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2015, the Portfolio did not have any post-enactment net capital loss carryforwards.

At December 31, 2015, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017
$2,706,566	*

*	This entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2016, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2016, the Portfolio had two omnibus accounts which collectively represented 70.7% of the Portfolio’s net assets. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	17

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2016, and continued to hold your shares at the end of the reporting period, June 30, 2016.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Value Portfolio
Class 1
Actual	$1,000.00	$1,068.60	$3.96	0.77%
Hypothetical	1,000.00	1,021.03	3.87	0.77

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. June 2016.	SAN-JPMITMCVP-616

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2016 (Unaudited)

JPMorgan Insurance Trust Small Cap Core Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 15, 2016 (Unaudited)

Dear Shareholder,

The U.S. economy continued its slow expansion in 2016 despite economic weakness elsewhere and two punishing sell-offs in global financial markets. Growth in the U.S. was sufficient to prompt the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, but financial market turmoil in early 2016 and worrisome economic data forced the Fed to curtail further increases at its March and June meetings.

“The events of the past six months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.”

Meanwhile, the resiliency of U.S. financial markets was a notable feature of the six months ended June 30, 2016. Equity prices slumped in the early part of the 2016, giving the Standard & Poor’s 500 Index (“S&P 500”) its worst start to any year on record, falling 5.07% by the end of January and slumping by 10% by mid-February. By the end of March, the index had clawed its way back to a level slightly above where it was when the year began.

In April, the International Monetary Fund (IMF) warned that the prolonged period of slow growth had left the global economy vulnerable to specific events or trends. Among those risks, the IMF cited financial market turmoil and Britain’s referendum on European Union (EU) membership.

On June 23, the U.K. vote to leave the EU shocked political leaders and sparked a sharp sell-off in global financial markets. The S&P 500 suffered a one-day decline of 3.59%. Within days, an estimated $3 trillion was erased from global financial markets. The resulting decline in the British pound was deep enough that France has now supplanted the U.K. as the world’s fifth largest economy. Ultimately, the impact of the “Brexit” referendum on U.S. financial markets was muted and by June 30, 2016, equity prices rebounded. The S&P 500 posted a return of 3.84% for the first half of the year and stood 1.50% shy of its then-record intraday high of 2,130.82 points reached May 21, 2015.

Meanwhile, the sharp slowdown in U.S. job growth in May that had so worried Fed policymakers was short-lived. The U.S. economy added 287,000 jobs in June, far above the consensus forecast of 175,000 new jobs and the most of any month since October 2015. Wage growth over the first half of the year remained tepid, which helped corporate earnings and held down inflationary pressure.

Over the past six months, U.S. financial markets have both withstood and benefitted from turmoil in foreign financial markets. Investors seeking to reduce risk have bought both U.S. equities and U.S. Treasury bonds. Low growth in the EU and other developed markets and lingering concerns about the trajectory of China’s economy continued to drag on the U.S. economy. Notably, the U.S. economic expansion is halfway through its seventh year and the U.S. stock market’s bull market — defined as a rise of 20% or more in prices — is now the second longest on record.

The events of the past six months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	(0.47)%
Russell 2000 Index	2.22%

Net Assets as of 6/30/2016	$127,599,304

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

U.S. financial markets were bracketed by sharp sell-offs at the start and end of the six months ended June 30, 2016. In January, the Standard & Poor’s 500 Index (S&P 500) suffered its worst start to any year on record amid worrisome data about China’s economy, slumping commodities prices and investor expectations of further slowing in the global economy. In June, the U.K. vote to leave the European Union sparked the worst single day historically in global markets. The sell-off drained an estimated $2.08 trillion from world financial markets on the Friday following the U.K. referendum, and $931 billion was lost the following Monday.

However, global equity markets rebounded sharply in the final days of June and the S&P 500 posted a return of 3.84% for the six month reporting period, closing just 1.50% below its then-record intraday high, set in May 2015. Overall, mid cap stocks generally outperformed both large cap and small cap stocks, and value stocks outperformed growth stocks. Among U.S. equities, the telecommunications and utilities sectors were generally the strongest performers, as investors sought high dividend yields and the perceived safety of those sectors. Financial sector stocks were the worst performers amid continued low interest rates and expectations of low growth globally.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended June 30, 2016. The Portfolio’s security selection in the consumer discretionary and financial services sectors was a leading detractor from performance relative to the Benchmark, while the Portfolio’s security selection in the utilities and producer durables sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Delek U.S. Holdings Inc., Blucora Inc. and Office Depot, Inc. Shares of Delek, a petroleum refining and logistics company, fell after the company posted a first quarter loss. Shares of Blucora, formerly called InfoSpace, fell amid plans to sell its online search business and transform itself into a financial services technology provider. Shares of Office Depot, an office supply retail chain, declined after the collapse of a takeover bid from Staples Inc.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Heartware International, Inc., Talen Energy Corp. and Quad/Graphics, Inc. Shares of Heartware International, a medical device maker, rose following a $1.1 billion takeover offer from Medtronic PLC. Shares of Talen Energy, an electric utility company, rose following a $1.8 billion takeover offer from private equity firm Riverstone Holdings LLC. Shares of Quad/Graphics, a marketing services provider, rose after the company reported $1.01 billion in quarterly sales.

HOW WAS THE PORTFOLIO POSITIONED?

In accordance with its investment process, the portfolio managers take limited sector bets and construct the Portfolio so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Portfolio was managed and positioned in accordance with this investment process.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Cash America International, Inc.	1.2%
2.	Take-Two Interactive Software, Inc.	1.1
3.	Vectrus, Inc.	1.1
4.	Sanmina Corp.	1.1
5.	Quad/Graphics, Inc.	1.0
6.	HeartWare International, Inc.	1.0
7.	Portland General Electric Co.	1.0
8.	Bloomin’ Brands, Inc.	1.0
9.	Talen Energy Corp.	1.0
10.	Molina Healthcare, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	24.5%
Industrials	17.4
Information Technology	16.9
Health Care	12.7
Consumer Discretionary	10.3
Materials	3.9
Utilities	3.9
Energy	3.1
Consumer Staples	2.7
Telecommunication Services	0.9
Short-Term Investment	3.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Portfolio’s composition is subject to change.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	January 3, 1995	(0.47)%	(9.01)%	9.17%	6.05%
CLASS 2 SHARES	April 24, 2009	(0.60)	(9.24)	8.89	5.85

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan Small Company Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust Small Cap Core Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by JPMorgan Insurance Trust Small Cap Core Portfolio and have been used since the reorganization. As a result the performance for Class 1 Shares prior to April 25, 2009, is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio, the Russell 2000 Index and the Lipper Variable Underlying Funds Small-Cap Core Funds Index from June 30, 2006 to June 30, 2016. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.5%
	Consumer Discretionary — 10.2%
	Auto Components — 2.2%
26,000	American Axle & Manufacturing Holdings, Inc. (a)	376,480
32,200	Cooper Tire & Rubber Co.	960,204
11,500	Cooper-Standard Holding, Inc. (a)	908,385
2,700	Dana Holding Corp.	28,512
12,900	Horizon Global Corp. (a)	146,415
1,600	Stoneridge, Inc. (a)	23,904
17,500	Tower International, Inc.	360,150

		2,804,050

	Diversified Consumer Services — 0.2%
1,400	Capella Education Co.	73,696
16,600	K12, Inc. (a)	207,334

		281,030

	Hotels, Restaurants & Leisure — 2.0%
71,100	Bloomin’ Brands, Inc.	1,270,557
14,900	Carrols Restaurant Group, Inc. (a)	177,310
14,500	Isle of Capri Casinos, Inc. (a)	265,640
22,200	Krispy Kreme Doughnuts, Inc. (a)	465,312
18,300	Red Rock Resorts, Inc., Class A (a)	402,234

		2,581,053

	Household Durables — 1.2%
11,000	Helen of Troy Ltd. (a)	1,131,240
2,100	Libbey, Inc.	33,369
15,000	Lifetime Brands, Inc.	218,850
1,500	NACCO Industries, Inc., Class A	84,000

		1,467,459

	Leisure Products — 0.2%
10,500	Nautilus, Inc. (a)	187,320

	Media — 0.9%
47,000	Gray Television, Inc. (a)	509,950
2,600	Nexstar Broadcasting Group, Inc., Class A	123,708
17,800	Sinclair Broadcast Group, Inc., Class A	531,508

		1,165,166

	Specialty Retail — 3.4%
4,100	Abercrombie & Fitch Co., Class A	73,021
21,500	Caleres, Inc.	520,515
19,000	Cato Corp. (The), Class A	716,680
13,900	Children’s Place, Inc. (The)	1,114,502
14,400	Express, Inc. (a)	208,944
7,900	Kirkland’s, Inc. (a)	115,972
149,745	Office Depot, Inc. (a)	495,656
4,900	Outerwall, Inc.	205,800

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
164,200	Pier 1 Imports, Inc.	843,988
10,800	Tilly’s, Inc., Class A (a)	62,532

		4,357,610

	Textiles, Apparel & Luxury Goods — 0.1%
7,200	Perry Ellis International, Inc. (a)	144,864

	Total Consumer Discretionary	12,988,552

	Consumer Staples — 2.6%
	Food & Staples Retailing — 1.0%
29,780	SpartanNash Co.	910,672
30,300	SUPERVALU, Inc. (a)	143,016
8,400	US Foods Holding Corp. (a)	203,616
2,400	Village Super Market, Inc., Class A	69,336

		1,326,640

	Food Products — 1.5%
19,600	Dean Foods Co.	354,564
21,800	Pilgrim’s Pride Corp.	555,464
3,000	Pinnacle Foods, Inc.	138,870
4,900	Post Holdings, Inc. (a)	405,181
2,600	Sanderson Farms, Inc.	225,264
1,900	TreeHouse Foods, Inc. (a)	195,035

		1,874,378

	Household Products — 0.1%
4,300	Central Garden & Pet Co., Class A (a)	93,353

	Personal Products — 0.0% (g)
600	USANA Health Sciences, Inc. (a)	66,858

	Total Consumer Staples	3,361,229

	Energy — 3.1%
	Energy Equipment & Services — 1.5%
24,300	Archrock, Inc.	228,906
47,300	Atwood Oceanics, Inc.	592,196
20,200	Helix Energy Solutions Group, Inc. (a)	136,552
10,700	Matrix Service Co. (a)	176,443
5,100	PHI, Inc. (a)	91,188
2,400	Pioneer Energy Services Corp. (a)	11,040
28,000	RigNet, Inc. (a)	374,920
38,100	Seadrill Ltd., (United Kingdom) (a)	123,444
10,212	Superior Energy Services, Inc.	188,003

		1,922,692

	Oil, Gas & Consumable Fuels — 1.6%
23,000	Bill Barrett Corp. (a)	146,970
6,000	Callon Petroleum Co. (a)	67,380
4,800	Carrizo Oil & Gas, Inc. (a)	172,080

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
28,000	Delek U.S. Holdings, Inc.	369,880
87,800	Denbury Resources, Inc.	315,202
60,100	Eclipse Resources Corp. (a)	200,734
55,500	EP Energy Corp., Class A (a)	287,490
6,200	Green Plains, Inc.	122,264
21,500	Renewable Energy Group, Inc. (a)	189,845
1,000	REX American Resources Corp. (a)	59,830
2,300	World Fuel Services Corp.	109,227

		2,040,902

	Total Energy	3,963,594

	Financials — 24.3%
	Banks — 8.6%
11,900	Banc of California, Inc.	215,390
10,700	BBCN Bancorp, Inc.	159,644
6,200	Cathay General Bancorp	174,840
1,364	Community Trust Bancorp, Inc.	47,276
2,600	CU Bancorp (a)	59,098
14,680	Customers Bancorp, Inc. (a)	368,908
32,555	East West Bancorp, Inc.	1,112,730
24,744	Fidelity Southern Corp.	387,738
3,800	Financial Institutions, Inc.	99,066
60,800	First BanCorp, (Puerto Rico) (a)	241,376
3,800	First Business Financial Services, Inc.	89,186
17,800	First Commonwealth Financial Corp.	163,760
4,600	First Community Bancshares, Inc.	103,224
3,800	First Financial Bancorp	73,910
3,500	First Merchants Corp.	87,255
7,300	First NBC Bank Holding Co. (a)	122,567
4,100	Franklin Financial Network, Inc. (a)	128,576
39,600	Fulton Financial Corp.	534,600
26,125	Hanmi Financial Corp.	613,676
10,700	Hilltop Holdings, Inc. (a)	224,593
104,400	Huntington Bancshares, Inc.	933,336
975	IBERIABANK Corp.	58,237
3,300	MainSource Financial Group, Inc.	72,765
2,371	NBT Bancorp, Inc.	67,882
19,200	PacWest Bancorp	763,776
39,400	Popular, Inc., (Puerto Rico)	1,154,420
8,300	Preferred Bank	239,663
1,600	Premier Financial Bancorp, Inc.	26,960
4,000	PrivateBancorp, Inc.	176,120
4,450	Sierra Bancorp	74,271
3,200	Southern National Bancorp of Virginia, Inc.	38,880
1,700	Stonegate Bank	54,859
1,100	SVB Financial Group (a)	104,676

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
89,000	TCF Financial Corp.	1,125,850
1,678	Towne Bank	36,322
12,200	TriCo Bancshares	336,720
11,700	TriState Capital Holdings, Inc. (a)	160,641
4,800	Triumph Bancorp, Inc. (a)	76,800
50,600	Wilshire Bancorp, Inc.	527,252

		11,036,843

	Capital Markets — 0.9%
51,800	BGC Partners, Inc., Class A	451,178
2,400	Evercore Partners, Inc., Class A	106,056
3,900	Houlihan Lokey, Inc.	87,243
11,200	INTL. FCStone, Inc. (a)	305,648
3,200	Piper Jaffray Cos. (a)	120,640
1,100	Stifel Financial Corp. (a)	34,595

		1,105,360

	Consumer Finance — 1.2%
35,000	Cash America International, Inc.	1,491,700

	Diversified Financial Services — 0.3%
4,100	Bats Global Markets, Inc. (a)	105,329
9,600	FNFV Group (a)	110,112
900	MarketAxess Holdings, Inc.	130,860

		346,301

	Insurance — 2.4%
28,700	American Equity Investment Life Holding Co.	408,975
5,825	Aspen Insurance Holdings Ltd., (Bermuda)	270,163
39,300	CNO Financial Group, Inc.	686,178
9,000	First American Financial Corp.	361,980
4,900	HCI Group, Inc.	133,672
1,400	Horace Mann Educators Corp.	47,306
4,000	Maiden Holdings Ltd., (Bermuda)	48,960
2,700	National General Holdings Corp.	57,834
2,800	Selective Insurance Group, Inc.	106,988
16,100	Stewart Information Services Corp.	666,701
3,200	United Fire Group, Inc.	135,776
8,400	Universal Insurance Holdings, Inc.	156,072
1,006	Validus Holdings Ltd., (Bermuda)	48,882

		3,129,487

	Real Estate Investment Trusts (REITs) — 9.2%
900	Agree Realty Corp.	43,416
9,300	American Assets Trust, Inc.	394,692
3,483	American Campus Communities, Inc.	184,146
7,600	Armada Hoffler Properties, Inc.	104,424
117,500	Ashford Hospitality Trust, Inc.	630,975

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Investment Trusts (REITs) — continued
15,400	Bluerock Residential Growth REIT, Inc.	200,200
104,300	Capstead Mortgage Corp.	1,011,710
7,100	Chatham Lodging Trust	156,058
6,200	Chesapeake Lodging Trust	144,150
6,800	CoreSite Realty Corp.	603,092
18,000	Cousins Properties, Inc.	187,200
7,800	CubeSmart	240,864
2,000	CyrusOne, Inc.	111,320
6,543	DCT Industrial Trust, Inc.	314,326
7,600	DDR Corp.	137,864
12,800	DiamondRock Hospitality Co.	115,584
4,400	Easterly Government Properties, Inc.	86,812
6,233	Education Realty Trust, Inc.	287,590
3,200	EPR Properties	258,176
2,100	Equity One, Inc.	67,578
33,700	First Industrial Realty Trust, Inc.	937,534
2,500	Franklin Street Properties Corp.	30,675
15,700	GEO Group, Inc. (The)	536,626
4,200	Government Properties Income Trust	96,852
22,600	Gramercy Property Trust	208,372
5,900	Highwoods Properties, Inc.	311,520
4,600	Hudson Pacific Properties, Inc.	134,228
6,500	InfraREIT, Inc.	114,010
10,400	LTC Properties, Inc.	537,992
2,500	Parkway Properties, Inc.	41,825
1,475	PS Business Parks, Inc.	156,468
7,100	RAIT Financial Trust	22,223
2,200	Ramco-Gershenson Properties Trust	43,142
17,400	Redwood Trust, Inc.	240,294
42,600	Retail Opportunity Investments Corp.	923,142
17,400	Rexford Industrial Realty, Inc.	366,966
16,700	RLJ Lodging Trust	358,215
300	Sovran Self Storage, Inc.	31,476
38,000	Summit Hotel Properties, Inc.	503,120
2,100	Sun Communities, Inc.	160,944
29,625	Sunstone Hotel Investors, Inc.	357,574
17,700	Xenia Hotels & Resorts, Inc.	297,006

		11,690,381

	Thrifts & Mortgage Finance — 1.7%
14,700	Dime Community Bancshares, Inc.	250,047
28,400	Flagstar Bancorp, Inc. (a)	693,244
900	Home Bancorp, Inc.	24,723
32,300	HomeStreet, Inc. (a)	643,416
5,700	Meta Financial Group, Inc.	290,472
6,700	PennyMac Financial Services, Inc., Class A (a)	83,683

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — continued
6,700	Walker & Dunlop, Inc. (a)	152,626
1,400	Washington Federal, Inc.	33,964

		2,172,175

	Total Financials	30,972,247

	Health Care — 12.6%
	Biotechnology — 4.4%
3,400	Acceleron Pharma, Inc. (a)	115,532
10,700	Achillion Pharmaceuticals, Inc. (a)	83,460
8,600	Acorda Therapeutics, Inc. (a)	219,343
4,300	Adamas Pharmaceuticals, Inc. (a)	65,102
8,100	Aduro Biotech, Inc. (a)	91,611
800	Adverum Biotechnologies, Inc. (a)	2,528
1,300	Agios Pharmaceuticals, Inc. (a)	54,464
8,600	AMAG Pharmaceuticals, Inc. (a)	205,712
15,100	Amicus Therapeutics, Inc. (a)	82,446
10,400	Applied Genetic Technologies Corp. (a)	146,952
5,500	Bellicum Pharmaceuticals, Inc. (a)	71,280
5,900	Bluebird Bio, Inc. (a)	255,411
10,300	Blueprint Medicines Corp. (a)	208,575
14,400	Cara Therapeutics, Inc. (a)	69,264
31,000	Celldex Therapeutics, Inc. (a)	136,090
6,400	Clovis Oncology, Inc. (a)	87,808
6,600	Coherus Biosciences, Inc. (a)	111,474
7,100	Corvus Pharmaceuticals, Inc. (a)	101,246
7,200	Dimension Therapeutics, Inc. (a)	43,200
17,300	Epizyme, Inc. (a)	177,152
6,100	Esperion Therapeutics, Inc. (a)	60,268
5,700	FibroGen, Inc. (a)	93,537
6,000	Global Blood Therapeutics, Inc. (a)	99,540
4,300	Immune Design Corp. (a)	35,088
20,700	Infinity Pharmaceuticals, Inc. (a)	27,531
15,300	Insmed, Inc. (a)	150,858
2,500	Intellia Therapeutics, Inc. (a)	53,375
15,400	Karyopharm Therapeutics, Inc. (a)	103,334
700	Loxo Oncology, Inc. (a)	16,226
10,400	MacroGenics, Inc. (a)	280,696
7,200	Neurocrine Biosciences, Inc. (a)	327,240
3,700	Ophthotech Corp. (a)	188,811
5,200	Puma Biotechnology, Inc. (a)	154,908
38,474	Raptor Pharmaceutical Corp. (a)	206,605
5,700	Sage Therapeutics, Inc. (a)	171,741
12,700	Selecta Biosciences, Inc. (a)	177,673
2,300	Seres Therapeutics, Inc. (a)	66,815
3,900	Spark Therapeutics, Inc. (a)	199,407
42,500	Synergy Pharmaceuticals, Inc. (a)	161,500

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Biotechnology — continued
4,400	Ultragenyx Pharmaceutical, Inc. (a)	215,204
27,400	Vitae Pharmaceuticals, Inc. (a)	295,646
8,300	Voyager Therapeutics, Inc. (a)	91,217
9,900	Xencor, Inc. (a)	188,001

		5,693,871

	Health Care Equipment & Supplies — 3.4%
9,500	AngioDynamics, Inc. (a)	136,515
6,500	Cynosure, Inc., Class A (a)	316,192
8,600	Greatbatch, Inc. (a)	265,998
22,434	HeartWare International, Inc. (a)	1,295,564
2,500	ICU Medical, Inc. (a)	281,875
11,900	Inogen, Inc. (a)	596,309
9,300	NuVasive, Inc. (a)	555,396
38,900	OraSure Technologies, Inc. (a)	229,899
6,700	Orthofix International N.V. (a)	284,080
900	Penumbra, Inc. (a)	53,550
4,400	West Pharmaceutical Services, Inc.	333,872

		4,349,250

	Health Care Providers & Services — 3.9%
5,797	American Renal Associates Holdings, Inc. (a)	167,939
10,713	Amsurg Corp. (a)	830,686
9,200	Civitas Solutions, Inc. (a)	191,636
73,600	Cross Country Healthcare, Inc. (a)	1,024,512
21,600	Kindred Healthcare, Inc.	243,864
24,000	Molina Healthcare, Inc. (a)	1,197,600
8,000	Owens & Minor, Inc.	299,040
11,000	PharMerica Corp. (a)	271,260
9,600	Surgical Care Affiliates, Inc. (a)	457,632
2,800	WellCare Health Plans, Inc. (a)	300,384

		4,984,553

	Life Sciences Tools & Services — 0.1%
2,600	Cambrex Corp. (a)	134,498

	Pharmaceuticals — 0.8%
6,600	Amphastar Pharmaceuticals, Inc. (a)	106,392
4,300	Flex Pharma, Inc. (a)	43,903
7,200	Intra-Cellular Therapies, Inc. (a)	279,504
5,100	Medicines Co. (The) (a)	171,513
2,500	Pacira Pharmaceuticals, Inc. (a)	84,325
10,053	Reata Pharmaceuticals, Inc., Class A (a)	198,547
7,200	Revance Therapeutics, Inc. (a)	97,920

		982,104

	Total Health Care	16,144,276

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 17.3%
	Aerospace & Defense — 1.8%
12,700	AAR Corp.	296,418
10,100	Engility Holdings, Inc. (a)	213,312
4,700	HEICO Corp., Class A	252,155
2,500	Moog, Inc., Class A (a)	134,800
47,700	Vectrus, Inc. (a)	1,358,972

		2,255,657

	Air Freight & Logistics — 0.3%
8,900	Atlas Air Worldwide Holdings, Inc. (a)	368,638
2,900	Park-Ohio Holdings Corp.	82,012

		450,650

	Airlines — 1.4%
27,300	Hawaiian Holdings, Inc. (a)	1,036,308
27,700	SkyWest, Inc.	732,942

		1,769,250

	Building Products — 1.6%
13,300	American Woodmark Corp. (a)	882,854
17,900	NCI Building Systems, Inc. (a)	286,221
9,400	Universal Forest Products, Inc.	871,286

		2,040,361

	Commercial Services & Supplies — 3.6%
11,000	ABM Industries, Inc.	401,280
112,900	ACCO Brands Corp. (a)	1,166,257
20,400	Essendant, Inc.	623,424
2,000	Herman Miller, Inc.	59,780
12,700	Interface, Inc.	193,675
9,300	Kimball International, Inc., Class B	105,834
56,900	Quad/Graphics, Inc.	1,325,201
23,300	Steelcase, Inc., Class A	316,181
3,000	Viad Corp.	93,000
600	VSE Corp.	40,080
12,100	West Corp.	237,886

		4,562,598

	Construction & Engineering — 1.1%
11,475	EMCOR Group, Inc.	565,259
25,200	MasTec, Inc. (a)	562,464
10,118	Tutor Perini Corp. (a)	238,279

		1,366,002

	Electrical Equipment — 1.4%
5,700	EnerSys	338,979
84,300	General Cable Corp.	1,071,453
6,000	Powell Industries, Inc.	236,040

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electrical Equipment — continued
2,600	Regal Beloit Corp.	143,130

		1,789,602

	Machinery — 3.1%
4,600	Barnes Group, Inc.	152,352
3,900	Columbus McKinnon Corp.	55,185
12,200	Federal Signal Corp.	157,136
43,200	Global Brass & Copper Holdings, Inc.	1,178,928
4,100	Greenbrier Cos., Inc. (The)	119,433
1,600	Hurco Cos., Inc.	44,528
3,000	Hyster-Yale Materials Handling, Inc.	178,470
7,300	Joy Global, Inc.	154,322
5,800	Kadant, Inc.	298,758
2,500	Kennametal, Inc.	55,275
82,000	Meritor, Inc. (a)	590,400
900	Standex International Corp.	74,367
7,600	TriMas Corp. (a)	136,800
64,600	Wabash National Corp. (a)	820,420

		4,016,374

	Marine — 0.0% (g)
1,200	Matson, Inc.	38,748

	Professional Services — 1.9%
24,000	Barrett Business Services, Inc.	991,680
3,700	CRA International, Inc. (a)	93,314
2,800	Insperity, Inc.	216,244
1,500	Kelly Services, Inc., Class A	28,455
9,500	RPX Corp. (a)	87,115
7,500	TriNet Group, Inc. (a)	155,925
24,600	TrueBlue, Inc. (a)	465,432
5,700	WageWorks, Inc. (a)	340,917

		2,379,082

	Road & Rail — 0.8%
42,400	ArcBest Corp.	689,000
2,000	Universal Logistics Holdings, Inc.	25,800
29,200	YRC Worldwide, Inc. (a)	256,960

		971,760

	Trading Companies & Distributors — 0.3%
6,600	Applied Industrial Technologies, Inc.	297,924
2,300	SiteOne Landscape Supply, Inc. (a)	78,177

		376,101

	Total Industrials	22,016,185

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 16.8%
	Communications Equipment — 0.9%
15,800	Comtech Telecommunications Corp.	202,872
31,661	EMCORE Corp. (a)	188,067
213,600	Extreme Networks, Inc. (a)	724,104

		1,115,043

	Electronic Equipment, Instruments & Components — 3.2%
26,600	Benchmark Electronics, Inc. (a)	562,590
36,600	Insight Enterprises, Inc. (a)	951,600
22,325	Kimball Electronics, Inc. (a)	277,946
1,900	Littelfuse, Inc.	224,561
6,500	Methode Electronics, Inc.	222,495
50,300	Sanmina Corp. (a)	1,348,543
6,000	Tech Data Corp. (a)	431,100

		4,018,835

	Internet Software & Services — 2.5%
7,300	Carbonite, Inc. (a)	71,029
7,000	Cornerstone OnDemand, Inc. (a)	266,420
42,298	Everyday Health, Inc. (a)	333,308
24,600	Five9, Inc. (a)	292,740
2,400	Q2 Holdings, Inc. (a)	67,248
122,000	RetailMeNot, Inc. (a)	940,620
8,500	Twilio, Inc., Class A (a)	310,250
5,000	Web.com Group, Inc. (a)	90,900
9,644	WebMD Health Corp. (a)	560,413
23,600	Xactly Corp. (a)	302,316

		3,235,244

	IT Services — 2.3%
1,500	Blackhawk Network Holdings, Inc. (a)	50,235
8,600	Euronet Worldwide, Inc. (a)	595,034
1,800	EVERTEC, Inc., (Puerto Rico)	27,972
6,800	ExlService Holdings, Inc. (a)	356,388
37,200	Planet Payment, Inc. (a)	167,028
4,300	Science Applications International Corp.	250,905
11,000	Sykes Enterprises, Inc. (a)	318,560
57,746	Travelport Worldwide Ltd., (United Kingdom)	744,346
66,200	Unisys Corp. (a)	481,936

		2,992,404

	Semiconductors & Semiconductor Equipment — 3.4%
1,300	Acacia Communications, Inc. (a)	51,922
9,400	Advanced Energy Industries, Inc. (a)	356,824
6,050	Alpha & Omega Semiconductor Ltd. (a)	84,277
22,775	Amkor Technology, Inc. (a)	130,956
6,000	Cirrus Logic, Inc. (a)	232,740
23,300	Cohu, Inc.	252,805

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
76,815	Cypress Semiconductor Corp.	810,398
11,400	First Solar, Inc. (a)	552,672
51,200	IXYS Corp.	524,800
3,600	Nanometrics, Inc. (a)	74,844
11,200	NeoPhotonics Corp. (a)	106,736
8,400	PDF Solutions, Inc. (a)	117,516
62,700	Sigma Designs, Inc. (a)	403,161
62,700	Ultra Clean Holdings, Inc. (a)	356,763
52,700	Xcerra Corp. (a)	303,025

		4,359,439

	Software — 4.5%
43,200	AVG Technologies N.V., (Netherlands) (a)	820,368
3,500	Manhattan Associates, Inc. (a)	224,455
21,600	Pegasystems, Inc.	582,120
6,940	PTC, Inc. (a)	260,805
22,200	Qlik Technologies, Inc. (a)	656,676
2,400	Qualys, Inc. (a)	71,544
6,800	Rapid7, Inc. (a)	85,544
33,100	RingCentral, Inc., Class A (a)	652,732
56,400	Rovi Corp. (a)	882,096
38,200	Take-Two Interactive Software, Inc. (a)	1,448,544
3,500	VASCO Data Security International, Inc. (a)	57,365

		5,742,249

	Total Information Technology	21,463,214

	Materials — 3.9%
	Chemicals — 1.9%
2,500	FutureFuel Corp.	27,200
13,900	Innophos Holdings, Inc.	586,719
900	Innospec, Inc.	41,391
9,900	Minerals Technologies, Inc.	562,320
11,200	OMNOVA Solutions, Inc. (a)	81,200
27,800	Trinseo S.A. (a)	1,193,454

		2,492,284

	Containers & Packaging — 0.7%
2,500	AEP Industries, Inc.	201,150
7,500	Berry Plastics Group, Inc. (a)	291,375
27,700	Graphic Packaging Holding Co.	347,358

		839,883

	Metals & Mining — 0.7%
15,400	Commercial Metals Co.	260,260
26,900	Ryerson Holding Corp. (a)	470,750
3,400	Worthington Industries, Inc.	143,820

		874,830

SHARES	SECURITY DESCRIPTION	VALUE($)

	Paper & Forest Products — 0.6%
10,500	Boise Cascade Co. (a)	240,975
15,300	Schweitzer-Mauduit International, Inc.	539,784

		780,759

	Total Materials	4,987,756

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.9%
4,400	8x8, Inc. (a)	64,284
5,700	IDT Corp., Class B	80,883
50,200	Inteliquent, Inc.	998,478

	Total Telecommunication Services	1,143,645

	Utilities — 3.8%
	Electric Utilities — 1.9%
1,125	El Paso Electric Co.	53,179
5,100	IDACORP, Inc.	414,885
2,650	MGE Energy, Inc.	149,765
29,075	Portland General Electric Co.	1,282,789
15,200	Spark Energy, Inc., Class A	502,360
1,800	Westar Energy, Inc.	100,962

		2,503,940

	Gas Utilities — 0.5%
419	AGL Resources, Inc.	27,641
10,600	New Jersey Resources Corp.	408,630
2,500	Southwest Gas Corp.	196,775

		633,046

	Independent Power & Renewable Electricity Producers — 1.3%
8,400	Atlantic Power Corp.	20,832
12,300	Dynegy, Inc. (a)	212,052
93,700	Talen Energy Corp. (a)	1,269,635
51,100	TerraForm Global, Inc., Class A	166,586

		1,669,105

	Water Utilities — 0.1%
1,600	American States Water Co.	70,112
1,900	Consolidated Water Co., Ltd., (Cayman Islands)	24,814

		94,926

	Total Utilities	4,901,017

	Total Common Stocks (Cost $105,868,210)	121,941,715

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
355	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (Cost $—) (a)	—

SHARES
Short-Term Investment — 3.7%
	Investment Company — 3.7%
4,693,283	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $4,693,283)	4,693,283

	Total Investments — 99.2% (Cost $110,561,493)	126,634,998
	Other Assets in Excess of Liabilities — 0.8%	964,306

	NET ASSETS — 100.0%	$127,599,304

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
50	E-mini Russell 2000	09/16/16	USD	$5,737,000	$74,235

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

USD	— United States Dollar
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of June 30, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016 (Unaudited)

Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$121,941,715
Investments in affiliates, at value	4,693,283

Total investment securities, at value	126,634,998
Deposits at broker for futures contracts	280,000
Receivables:
Investment securities sold	1,143,236
Portfolio shares sold	181,012
Dividends from non-affiliates	154,720
Dividends from affiliates	894
Variation margin on futures contracts	85,671

Total Assets	128,480,531

LIABILITIES:
Payables:
Due to custodian	1,852
Investment securities purchased	479,066
Portfolio shares redeemed	296,183
Accrued liabilities:
Investment advisory fees	67,173
Administration fees	8,456
Distribution fees	230
Custodian and accounting fees	8,320
Other	19,947

Total Liabilities	881,227

Net Assets	$127,599,304

NET ASSETS:
Paid-in-Capital	$116,132,747
Accumulated undistributed net investment income	453,779
Accumulated net realized gains (losses)	(5,134,962)
Net unrealized appreciation (depreciation)	16,147,740

Total Net Assets	$127,599,304

Net Assets:
Class 1	$126,520,987
Class 2	1,078,317

Total	$127,599,304

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	6,795,185
Class 2	58,331

Net Asset Value, offering and redemption price per share (a):
Class 1	$18.62
Class 2	18.49

Cost of investments in non-affiliates	$105,868,210
Cost of investments in affiliates	4,693,283

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2016 (Unaudited)

Small Cap Core Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$927,240
Dividend income from affiliates	6,605

Total investment income	933,845

EXPENSES:
Investment advisory fees	384,824
Administration fees	48,610
Distribution fees — Class 2	1,402
Custodian and accounting fees	18,736
Professional fees	25,673
Trustees’ and Chief Compliance Officer’s fees	6,387
Printing and mailing costs	17,327
Transfer agency fees — Class 1	2,153
Transfer agency fees — Class 2	101
Other	7,368

Total expenses	512,581

Less fees waived	(4,022)

Net expenses	508,559

Net investment income (loss)	425,286

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(3,967,197)
Futures	14,901

Net realized gains (losses)	(3,952,296)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	3,205,579
Futures	25,747

Change in net unrealized appreciation/depreciation	3,231,326

Net realized/unrealized gains (losses)	(720,970)

Change in net assets resulting from operations	$(295,684)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	13

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Small Cap Core Portfolio
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$425,286	$689,667
Net realized gain (loss)	(3,952,296)	10,551,313
Change in net unrealized appreciation/depreciation	3,231,326	(18,930,961)

Change in net assets resulting from operations	(295,684)	(7,689,981)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(678,458)	(177,325)
From net realized gains	(10,603,179)	(12,517,152)
Class 2
From net investment income	(2,093)	—
From net realized gains	(98,949)	(155,628)

Total distributions to shareholders	(11,382,679)	(12,850,105)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	15,191,640	31,849,610

NET ASSETS:
Change in net assets	3,513,277	11,309,524
Beginning of period	124,086,027	112,776,503

End of period	$127,599,304	$124,086,027

Accumulated undistributed net investment income	$453,779	$709,044

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$20,328,041	$52,276,467
Distributions reinvested	11,281,637	12,694,477
Cost of shares redeemed	(16,384,787)	(32,966,476)

Change in net assets resulting from Class 1 capital transactions	$15,224,891	$32,004,468

Class 2
Proceeds from shares issued	$67,052	$220,990
Distributions reinvested	101,042	155,628
Cost of shares redeemed	(201,345)	(531,476)

Change in net assets resulting from Class 2 capital transactions	$(33,251)	$(154,858)

Total change in net assets resulting from capital transactions	$15,191,640	$31,849,610

SHARE TRANSACTIONS:
Class 1
Issued	1,065,366	2,240,673
Reinvested	617,157	564,199
Redeemed	(861,862)	(1,450,348)

Change in Class 1 Shares	820,661	1,354,524

Class 2
Issued	3,666	9,901
Reinvested	5,564	6,966
Redeemed	(10,779)	(23,956)

Change in Class 2 Shares	(1,549)	(7,089)

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Portfolio
Class 1
Six Months Ended June 30, 2016 (Unaudited)	$20.56	$0.07	(f)	$(0.20)	$(0.13)	$(0.11)	$(1.70)	$(1.81)
Year Ended December 31, 2015	24.06	0.13	(f)	(1.19)	(1.06)	(0.03)	(2.41)	(2.44)
Year Ended December 31, 2014	24.03	0.04	(f)(g)	1.98	2.02	(0.03)	(1.96)	(1.99)
Year Ended December 31, 2013	16.98	0.05	(f)(h)	7.11	7.16	(0.11)	—	(0.11)
Year Ended December 31, 2012	14.22	0.13	(i)	2.66	2.79	(0.03)	—	(0.03)
Year Ended December 31, 2011	14.95	0.04		(0.75)	(0.71)	(0.02)	—	(0.02)

Class 2
Six Months Ended June 30, 2016 (Unaudited)	20.38	0.04	(f)	(0.19)	(0.15)	(0.04)	(1.70)	(1.74)
Year Ended December 31, 2015	23.90	0.07	(f)	(1.18)	(1.11)	—	(2.41)	(2.41)
Year Ended December 31, 2014	23.91	(0.02	)(f)(g)	1.97	1.95	—	(1.96)	(1.96)
Year Ended December 31, 2013	16.90	(0.01	)(f)(h)	7.09	7.08	(0.07)	—	(0.07)
Year Ended December 31, 2012	14.16	0.09	(i)	2.65	2.74	—	—	—
Year Ended December 31, 2011	14.91	—	(j)	(0.75)	(0.75)	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.03 and $(0.03) for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.14% and (0.14)% for Class 1 and Class 2 Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.01 and $(0.05) for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.03% and (0.24)% for Class 1 and Class 2 Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.04 and less than $0.01 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.28% and 0.02% for Class 1 and Class 2 Shares, respectively.
(j)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$18.62	(0.47)%	$126,520,987	0.86%	0.72%		0.86%	37%
20.56	(5.28)	122,865,455	0.85	0.56		0.86	52
24.06	9.59	111,175,638	0.87	0.19	(g)	0.87	54
24.03	42.38	105,229,638	0.90	0.24	(h)	0.91	56
16.98	19.66	66,719,964	0.94	0.80	(i)	0.94	44
14.22	(4.77)	58,405,012	0.95	0.23		0.95	46

18.49	(0.60)	1,078,317	1.12	0.44		1.13	37
20.38	(5.55)	1,220,572	1.14	0.30		1.15	52
23.90	9.30	1,600,865	1.12	(0.09	)(g)	1.13	54
23.91	42.02	2,154,402	1.16	(0.03	)(h)	1.16	56
16.90	19.35	1,989,290	1.19	0.54	(i)	1.19	44
14.16	(5.03)	1,765,773	1.20	(0.02)		1.20	46

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Small Cap Core Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek capital growth over the long-term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Portfolio’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Portfolio’s Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$126,634,998	$—	$—	(b)	$126,634,998

Appreciation in Other Financial Instruments
Futures Contracts	$74,235	$—	$—		$74,235

(a)	Portfolio holdings designated in Level 1 and Level 3 are disclosed individually in the SOI. Level 3 consists of warrants. Please refer to the SOI for industry specifics of the portfolio holdings.
(b)	Value is zero.

There were no transfers among any levels during the six months ended June 30, 2016.

B. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Portfolio also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2016:

Futures Contracts:
Average Notional Balance Long	$3,987,551
Ending Notional Balance Long	5,737,000

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2016, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2016, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and/or Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreement was in effect for the six months ended June 30, 2016 and is in place until at least April 30, 2017.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective May 1, 2016, the Adviser, Administrator and/or the Distributor have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. Prior to May 1, 2016, a portion of the waiver was voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2016 was $4,022.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2016, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2016, the Portfolio incurred $1 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$46,453,937	$43,005,260

During the six months ended June 30, 2016, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2016 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$110,561,493	$25,895,302	$9,821,797	$16,073,505

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2015, the Portfolio did not have any post-enactment net capital loss carryforwards.

At December 31, 2015, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017
$230,070	*

*	This entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2016, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2016, the Portfolio had two omnibus accounts which collectively represented 50.0% of the Portfolio’s net assets. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	21

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2016, and continued to hold your shares at the end of the reporting period, June 30, 2016.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Core Portfolio
Class 1
Actual	$1,000.00	$995.30	$4.27	0.86%
Hypothetical	1,000.00	1,020.59	4.32	0.86
Class 2
Actual	1,000.00	994.00	5.55	1.12
Hypothetical	1,000.00	1,019.29	5.62	1.12

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. June 2016.	SAN-JPMITSCCP-616

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2016 (Unaudited)

JPMorgan Insurance Trust U.S. Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 15, 2016 (Unaudited)

Dear Shareholder,

The U.S. economy continued its slow expansion in 2016 despite economic weakness elsewhere and two punishing sell-offs in global financial markets. Growth in the U.S. was sufficient to prompt the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, but financial market turmoil in early 2016 and worrisome economic data forced the Fed to curtail further increases at its March and June meetings.

“The events of the past six months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.”

Meanwhile, the resiliency of U.S. financial markets was a notable feature of the six months ended June 30, 2016. Equity prices slumped in the early part of the 2016, giving the Standard & Poor’s 500 Index (“S&P 500”) its worst start to any year on record, falling 5.07% by the end of January and slumping by 10% by mid-February. By the end of March, the index had clawed its way back to a level slightly above where it was when the year began.

In April, the International Monetary Fund (IMF) warned that the prolonged period of slow growth had left the global economy vulnerable to specific events or trends. Among those risks, the IMF cited financial market turmoil and Britain’s referendum on European Union (EU) membership.

On June 23, the U.K. vote to leave the EU shocked political leaders and sparked a sharp sell-off in global financial markets. The S&P 500 suffered a one-day decline of 3.59%. Within days, an estimated $3 trillion was erased from global financial markets. The resulting decline in the British pound was deep enough that France has now supplanted the U.K. as the world’s fifth largest economy. Ultimately, the impact of the “Brexit” referendum on U.S. financial markets was muted and by

June 30, 2016, equity prices rebounded. The S&P 500 posted a return of 3.84% for the first half of the year and stood 1.50% shy of its then-record intraday high of 2,130.82 points reached May 21, 2015.

Meanwhile, the sharp slowdown in U.S. job growth in May that had so worried Fed policymakers was short-lived. The U.S. economy added 287,000 jobs in June, far above the consensus forecast of 175,000 new jobs and the most of any month since October 2015. Wage growth over the first half of the year remained tepid, which helped corporate earnings and held down inflationary pressure.

Over the past six months, U.S. financial markets have both withstood and benefitted from turmoil in foreign financial markets. Investors seeking to reduce risk have bought both U.S. equities and U.S. Treasury bonds. Low growth in the EU and other developed markets and lingering concerns about the trajectory of China’s economy continued to drag on the U.S. economy. Notably, the U.S. economic expansion is halfway through its seventh year and the U.S. stock market’s bull market — defined as a rise of 20% or more in prices — is now the second longest on record.

The events of the past six months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

JUNE 30, 2016	J.P. MORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	0.10%
S&P 500 Index**	3.84%

Net Assets as of 6/30/2016	$95,304,435

INVESTMENT OBJECTIVE***

The JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

U.S. financial markets were bracketed by sharp sell-offs at the start and end of the six months ended June 30, 2016. In January, the Standard & Poor’s 500 Index (S&P 500) suffered its worst start to any year on record amid worrisome data about China’s economy, slumping commodities prices and investor expectations of further slowing in the global economy. In June, the U.K. vote to leave the European Union sparked the worst single day historically in global markets. The sell-off drained an estimated $2.08 trillion from world financial markets on the Friday following the U.K. referendum and $931 billion was lost the following Monday.

However, global equity markets rebounded sharply in the final days of June and the S&P 500 posted a return of 3.84% for the six month reporting period, closing just 1.50% below its then-record intraday high, set in May 2015. Overall, mid cap stocks generally outperformed both large cap and small cap stocks, and value stocks outperformed growth stocks. Among U.S. equities, the telecommunications and utilities sectors were generally the strongest performers as investors sought high dividend yields and the perceived safety of those sectors. Financial sector stocks were the worst performers amid continued low interest rates and expectations of low growth globally.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the S&P 500 (the “Benchmark) for the six months ended June 30, 2016. The Portfolio’s security selection in the pharmaceuticals/medical technology sector and its security selection and overweight position in the banks/brokerages sector were leading detractors from performance relative to the Benchmark. The Portfolio’s security selection in the health services/systems and energy sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Portfolio’s underweight position in Johnson & Johnson and its overweight positions in General Motors Co. and Royal Caribbean Cruises Ltd. Shares of Johnson & Johnson, a maker of consumer health products that was not held in the Portfolio, rose on analysts’ expectations for continued revenue growth and profit margin expansion. Shares of General Motors, an auto maker, fell following a decline in monthly sales. Shares of Royal Caribbean, a cruise ship operator, fell on investor expectations that terrorist threats and the spread of the Zika virus would reduce travel tourism.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in UnitedHealth Group Inc., Chubb Ltd. and Time Warner Inc. Shares of UnitedHealth, a health insurer, rose after the company posted better than expected earnings and won a significant pharmacy benefits management contract. Shares of Chubb, a property insurer, rose on better than expected quarterly results and expense management following its merger with ACE Ltd. Shares of Time Warner, a media and entertainment company, rose on continued growth of its business and investor expectations of advertising revenue growth during the U.S. elections cycle.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of the Portfolio’s bottom-up fundamental approach to stock selection, the Portfolio’s largest average overweight positions compared with the Benchmark were in the insurance and banks/brokerages sectors and its largest average underweight positions were in the consumer staples and retail sectors.

2	J.P. MORGAN INSURANCE TRUST	JUNE 30, 2016

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Microsoft Corp.	3.3%
2.	Wells Fargo & Co.	2.5
3.	Occidental Petroleum Corp.	2.4
4.	Lowe’s Cos., Inc.	2.3
5.	Apple, Inc.	2.3
6.	Alphabet, Inc., Class C	2.2
7.	UnitedHealth Group, Inc.	2.1
8.	Amazon.com, Inc.	2.1
9.	Chubb Ltd.	2.1
10.	Pfizer, Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	21.8%
Financials	16.3
Consumer Discretionary	15.6
Health Care	15.4
Industrials	9.5
Energy	7.2
Consumer Staples	6.4
Materials	2.9
Utilities	2.0
Telecommunication Services	1.9
Short-Term Investment	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of June 30, 2016. The Portfolio’s composition is subject to change.

JUNE 30, 2016	J.P. MORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	March 30, 1995	0.10%	(0.95)%	11.66%	8.47%
CLASS 2 SHARES	August 16, 2006	0.01	(1.20)	11.38	8.19

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from June 30, 2006 to June 30, 2016. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any.

The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INSURANCE TRUST	JUNE 30, 2016

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.0%
	Consumer Discretionary — 15.6%
	Auto Components — 0.4%
6,303	Delphi Automotive plc, (United Kingdom)	394,568

	Automobiles — 1.7%
57,804	General Motors Co.	1,635,853

	Hotels, Restaurants & Leisure — 1.3%
121	Chipotle Mexican Grill, Inc. (a)	48,734
11,554	Royal Caribbean Cruises Ltd.	775,851
1,810	Starbucks Corp.	103,387
3,403	Yum! Brands, Inc.	282,177

		1,210,149

	Household Durables — 1.7%
17,735	D.R. Horton, Inc.	558,298
7,571	Harman International Industries, Inc.	543,749
270	Mohawk Industries, Inc. (a)	51,235
7,559	PulteGroup, Inc.	147,325
11,318	Toll Brothers, Inc. (a)	304,568

		1,605,175

	Internet & Catalog Retail — 2.1%
2,776	Amazon.com, Inc. (a)	1,986,561

	Media — 5.1%
1,270	CBS Corp. (Non-Voting), Class B	69,139
3,053	Charter Communications, Inc., Class A (a)	698,038
11,460	Comcast Corp., Class A	747,077
9,899	DISH Network Corp., Class A (a)	518,708
19,761	Time Warner, Inc.	1,453,224
44,842	Twenty-First Century Fox, Inc., Class A	1,212,976
6,570	Twenty-First Century Fox, Inc., Class B	179,032

		4,878,194

	Specialty Retail — 3.3%
7,485	Best Buy Co., Inc.	229,041
27,669	Lowe’s Cos., Inc.	2,190,555
9,796	TJX Cos., Inc. (The)	756,545

		3,176,141

	Total Consumer Discretionary	14,886,641

	Consumer Staples — 6.4%
	Beverages — 3.0%
14,381	Coca-Cola Co. (The)	651,891
11,030	Molson Coors Brewing Co., Class B	1,115,464
10,310	PepsiCo, Inc.	1,092,241

		2,859,596

	Food & Staples Retailing — 0.9%
3,200	Costco Wholesale Corp.	502,528

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — continued
8,979	Kroger Co. (The)	330,337

		832,865

	Food Products — 1.0%
20,938	Mondelez International, Inc., Class A	952,888

	Household Products — 1.0%
5,116	Kimberly-Clark Corp.	703,348
3,348	Procter & Gamble Co. (The)	283,475

		986,823

	Tobacco — 0.5%
4,318	Philip Morris International, Inc.	439,227

	Total Consumer Staples	6,071,399

	Energy — 7.2%
	Oil, Gas & Consumable Fuels — 7.2%
16,185	Cabot Oil & Gas Corp.	416,602
1,963	Concho Resources, Inc. (a)	234,127
6,343	Diamondback Energy, Inc. (a)	578,545
14,318	EOG Resources, Inc.	1,194,407
8,410	EQT Corp.	651,186
6,159	Marathon Petroleum Corp.	233,796
30,805	Occidental Petroleum Corp.	2,327,626
7,303	Pioneer Natural Resources Co.	1,104,287
1,070	TransCanada Corp., (Canada)	48,385
1,890	Valero Energy Corp.	96,390

	Total Energy	6,885,351

	Financials — 16.3%
	Banks — 5.9%
80,519	Bank of America Corp.	1,068,487
36,749	Citigroup, Inc.	1,557,790
2,738	East West Bancorp, Inc.	93,585
33,783	KeyCorp	373,302
1,081	SVB Financial Group (a)	102,868
50,702	Wells Fargo & Co.	2,399,726
2,040	Zions Bancorporation	51,265

		5,647,023

	Capital Markets — 3.6%
1,135	Ameriprise Financial, Inc.	101,980
1,699	BlackRock, Inc.	581,959
18,419	Charles Schwab Corp. (The)	466,185
5,958	Goldman Sachs Group, Inc. (The)	885,240
2,660	Invesco Ltd.	67,936
50,282	Morgan Stanley	1,306,326

		3,409,626

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Consumer Finance — 0.5%
9,233	Discover Financial Services	494,797

	Diversified Financial Services — 0.7%
2,743	Intercontinental Exchange, Inc.	702,098

	Insurance — 5.0%
9,587	American International Group, Inc.	507,056
7,866	Arthur J. Gallagher & Co.	374,422
15,183	Chubb Ltd., (Switzerland)	1,984,570
13,981	Marsh & McLennan Cos., Inc.	957,139
21,937	MetLife, Inc.	873,751
1,650	XL Group plc, (Ireland)	54,961

		4,751,899

	Real Estate Investment Trusts (REITs) — 0.6%
2,162	AvalonBay Communities, Inc.	390,003
2,070	Kimco Realty Corp.	64,957
1,373	Prologis, Inc.	67,332
350	SL Green Realty Corp.	37,264

		559,556

	Total Financials	15,564,999

	Health Care — 15.4%
	Biotechnology — 3.7%
3,968	Alexion Pharmaceuticals, Inc. (a)	463,304
2,750	Biogen, Inc. (a)	665,005
2,094	BioMarin Pharmaceutical, Inc. (a)	162,913
8,019	Celgene Corp. (a)	790,914
11,034	Gilead Sciences, Inc.	920,456
6,131	Vertex Pharmaceuticals, Inc. (a)	527,389

		3,529,981

	Health Care Equipment & Supplies — 1.0%
6,180	Abbott Laboratories	242,936
31,116	Boston Scientific Corp. (a)	727,181

		970,117

	Health Care Providers & Services — 4.4%
6,940	Aetna, Inc.	847,582
440	Anthem, Inc.	57,790
450	Cigna Corp.	57,596
2,414	Humana, Inc.	434,230
4,256	McKesson Corp.	794,382
14,079	UnitedHealth Group, Inc.	1,987,955

		4,179,535

	Life Sciences Tools & Services — 0.4%
2,732	Illumina, Inc. (a)	383,518

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 5.9%
4,220	Allergan plc (a)	975,200
20,136	Bristol-Myers Squibb Co.	1,481,003
14,867	Eli Lilly & Co.	1,170,776
56,207	Pfizer, Inc.	1,979,048

		5,606,027

	Total Health Care	14,669,178

	Industrials — 9.5%
	Aerospace & Defense — 3.2%
16,864	Honeywell International, Inc.	1,961,621
1,276	L-3 Communications Holdings, Inc.	187,176
1,044	Northrop Grumman Corp.	232,060
6,896	United Technologies Corp.	707,185

		3,088,042

	Airlines — 1.3%
18,928	Delta Air Lines, Inc.	689,547
12,293	United Continental Holdings, Inc. (a)	504,505

		1,194,052

	Building Products — 1.2%
6,206	Allegion plc, (Ireland)	430,883
3,700	Fortune Brands Home & Security, Inc.	214,489
17,098	Masco Corp.	529,012

		1,174,384

	Electrical Equipment — 0.2%
2,441	Eaton Corp. plc	145,801

	Industrial Conglomerates — 1.1%
34,267	General Electric Co.	1,078,725

	Machinery — 1.3%
4,517	PACCAR, Inc.	234,297
300	Snap-on, Inc.	47,346
8,469	Stanley Black & Decker, Inc.	941,922

		1,223,565

	Road & Rail — 1.2%
2,296	Canadian Pacific Railway Ltd., (Canada)	295,702
9,913	Union Pacific Corp.	864,909

		1,160,611

	Total Industrials	9,065,180

	Information Technology — 21.8%
	Electronic Equipment, Instruments & Components — 0.7%
11,214	TE Connectivity Ltd., (Switzerland)	640,432

	Internet Software & Services — 5.6%
2,230	Alphabet, Inc., Class A (a)	1,568,872

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN INSURANCE TRUST	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Internet Software & Services — continued
2,974	Alphabet, Inc., Class C (a)	2,058,305
14,550	Facebook, Inc., Class A (a)	1,662,774

		5,289,951

	IT Services — 3.2%
11,558	Accenture plc, (Ireland), Class A	1,309,406
9,379	Fidelity National Information Services, Inc.	691,045
3,270	MasterCard, Inc., Class A	287,956
1,430	PayPal Holdings, Inc. (a)	52,209
9,967	Visa, Inc., Class A	739,252

		3,079,868

	Semiconductors & Semiconductor Equipment — 5.6%
1,199	ASML Holding N.V., (Netherlands)	118,953
12,206	Broadcom Ltd., (Singapore)	1,896,812
15,347	Lam Research Corp.	1,290,069
11,172	NXP Semiconductors N.V., (Netherlands) (a)	875,214
18,940	Texas Instruments, Inc.	1,186,591

		5,367,639

	Software — 4.2%
8,996	Adobe Systems, Inc. (a)	861,727
60,983	Microsoft Corp.	3,120,500
740	Workday, Inc., Class A (a)	55,256

		4,037,483

	Technology Hardware, Storage & Peripherals — 2.5%
22,742	Apple, Inc.	2,174,135
15,817	HP, Inc.	198,504

		2,372,639

	Total Information Technology	20,788,012

	Materials — 2.9%
	Chemicals — 1.6%
1,203	Axiall Corp.	39,230
1,610	CF Industries Holdings, Inc.	38,801
3,630	Dow Chemical Co. (The)	180,447
7,903	E.I. du Pont de Nemours & Co.	512,114
6,347	Eastman Chemical Co.	430,961
13,042	Mosaic Co. (The)	341,440

		1,542,993

	Construction Materials — 0.7%
1,677	Martin Marietta Materials, Inc.	321,984
2,950	Vulcan Materials Co.	355,062

		677,046

	Containers & Packaging — 0.5%
9,229	Crown Holdings, Inc. (a)	467,634

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 0.1%
6,251	United States Steel Corp.	105,392

	Total Materials	2,793,065

	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.3%
28,317	AT&T, Inc.	1,223,577

	Wireless Telecommunication Services — 0.6%
12,895	T-Mobile US, Inc. (a)	557,967

	Total Telecommunication Services	1,781,544

	Utilities — 2.0%
	Electric Utilities — 1.6%
4,870	Edison International	378,253
5,184	NextEra Energy, Inc.	675,993
9,456	Xcel Energy, Inc.	423,440

		1,477,686

	Multi-Utilities — 0.4%
6,829	CMS Energy Corp.	313,178
810	Public Service Enterprise Group, Inc.	37,754
540	Sempra Energy	61,571

		412,503

	Total Utilities	1,890,189

	Total Common Stocks (Cost $79,801,733)	94,395,558

Short-Term Investment — 1.0%
	Investment Company — 1.0%
936,206	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (b) (l) (Cost $936,206)	936,206

	Total Investments — 100.0% (Cost $80,737,939)	95,331,764
	Liabilities in Excess of Other Assets — 0.0% (g)	(27,329)

	NET ASSETS — 100.0%	$95,304,435

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of June 30, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016 (Unaudited)

U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$94,395,558
Investments in affiliates, at value	936,206

Total investment securities, at value	95,331,764
Receivables:
Investment securities sold	662,852
Portfolio shares sold	15,774
Dividends from non-affiliates	88,455
Dividends from affiliates	375

Total Assets	96,099,220

LIABILITIES:
Payables:
Investment securities purchased	614,074
Portfolio shares redeemed	100,292
Variation margin on futures contracts	4
Accrued liabilities:
Investment advisory fees	42,875
Administration fees	6,236
Distribution fees	2,483
Custodian and accounting fees	5,867
Trustees’ and Chief Compliance Officer’s fees	24
Other	22,930

Total Liabilities	794,785

Net Assets	$95,304,435

NET ASSETS:
Paid-in-Capital	$83,626,148
Accumulated undistributed net investment income	417,624
Accumulated net realized gains (losses)	(3,333,162)
Net unrealized appreciation (depreciation)	14,593,825

Total Net Assets	$95,304,435

Net Assets:
Class 1	$83,815,661
Class 2	11,488,774

Total	$95,304,435

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	3,438,105
Class 2	475,622

Net Asset Value, offering and redemption price per share (a):
Class 1	$24.38
Class 2	24.16

Cost of investments in non-affiliates	$79,801,733
Cost of investments in affiliates	936,206

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INSURANCE TRUST	JUNE 30, 2016

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2016 (Unaudited)

U.S. Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$838,684
Dividend income from affiliates	2,258

Total investment income	840,942

EXPENSES:
Investment advisory fees	255,254
Administration fees	38,110
Distribution fees — Class 2	13,408
Custodian and accounting fees	20,475
Professional fees	24,824
Trustees’ and Chief Compliance Officer’s fees	6,553
Printing and mailing costs	13,485
Transfer agency fees - Class 1	1,167
Transfer agency fees - Class 2	57
Other	5,940

Total expenses	379,273

Less fees waived	(1,534)
Less expense reimbursements	(166)

Net expenses	377,573

Net investment income (loss)	463,369

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,486,117)
Futures	10,314

Net realized gain (loss)	(1,475,803)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	902,773
Futures	1,907

Change in net unrealized appreciation/depreciation	904,680

Net realized/unrealized gains (losses)	(571,123)

Change in net assets resulting from operations	$(107,754)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	U.S. Equity Portfolio
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$463,369	$981,755
Net realized gain (loss)	(1,475,803)	2,772,981
Change in net unrealized appreciation/depreciation	904,680	(2,915,153)

Change in net assets resulting from operations	(107,754)	839,583

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(841,979)	(1,009,932)
From net realized gains	(2,988,480)	(4,081,063)
Class 2
From net investment income	(87,125)	(136,973)
From net realized gains	(431,986)	(646,723)

Total distributions to shareholders	(4,349,570)	(5,874,691)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,852,516	(2,213,303)

NET ASSETS:
Change in net assets	(2,604,808)	(7,248,411)
Beginning of period	97,909,243	105,157,654

End of period	$95,304,435	$97,909,243

Accumulated undistributed net investment income	$417,624	$883,359

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$3,594,739	$8,978,042
Distributions reinvested	3,830,459	5,090,995
Cost of shares redeemed	(6,319,383)	(14,584,513)

Change in net assets resulting from Class 1 capital transactions	$1,105,815	$(515,476)

Class 2
Proceeds from shares issued	$4,180,705	$4,222,289
Distributions reinvested	519,111	783,696
Cost of shares redeemed	(3,953,115)	(6,703,812)

Change in net assets resulting from Class 2 capital transactions	$746,701	$(1,697,827)

Total change in net assets resulting from capital transactions	$1,852,516	$(2,213,303)

SHARE TRANSACTIONS:
Class 1
Issued	145,796	345,115
Reinvested	155,710	194,091
Redeemed	(256,681)	(556,536)

Change in Class 1 Shares	44,825	(17,330)

Class 2
Issued	168,729	163,590
Reinvested	21,292	30,142
Redeemed	(165,529)	(268,070)

Change in Class 2 Shares	24,492	(74,338)

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INSURANCE TRUST	JUNE 30, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2016	J.P. MORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Portfolio
Class 1
Six Months Ended June 30, 2016 (Unaudited)	$25.50	$0.12	(f)	$(0.09)	$0.03	$(0.25)	$(0.90)	$(1.15)
Year Ended December 31, 2015	26.75	0.26	(f)	0.01	0.27	(0.30)	(1.22)	(1.52)
Year Ended December 31, 2014	23.71	0.31	(g)	2.96	3.27	(0.23)	—	(0.23)
Year Ended December 31, 2013	17.63	0.21	(f)	6.13	6.34	(0.26)	—	(0.26)
Year Ended December 31, 2012	15.22	0.23	(f)	2.43	2.66	(0.25)	—	(0.25)
Year Ended December 31, 2011	15.69	0.18	(f)	(0.46)	(0.28)	(0.19)	—	(0.19)

Class 2
Six Months Ended June 30, 2016 (Unaudited)	25.24	0.09	(f)	(0.09)	— (h)	(0.18)	(0.90)	(1.08)
Year Ended December 31, 2015	26.51	0.19	(f)	0.02	0.21	(0.26)	(1.22)	(1.48)
Year Ended December 31, 2014	23.53	0.27	(g)	2.91	3.18	(0.20)	—	(0.20)
Year Ended December 31, 2013	17.54	0.16	(f)	6.08	6.24	(0.25)	—	(0.25)
Year Ended December 31, 2012	15.18	0.22	(f)	2.39	2.61	(0.25)	—	(0.25)
Year Ended December 31, 2011	15.65	0.14	(f)	(0.46)	(0.32)	(0.15)	—	(0.15)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.25 and $0.20 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.88% and 0.72% for Class 1 and Class 2 Shares, respectively.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INSURANCE TRUST	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$24.38	0.10%	$83,815,661	0.79%	1.03%		0.79%	28%
25.50	0.86	86,524,771	0.76	0.98		0.76	63
26.75	13.90	91,227,570	0.78	1.16	(g)	0.80	78
23.71	36.29	87,386,499	0.79	1.02		0.80	80
17.63	17.58	75,900,979	0.79	1.40		0.81	71
15.22	(1.87)	77,847,972	0.79	1.15		0.79	70

24.16	(0.03)	11,488,774	1.03	0.79		1.04	28
25.24	0.63	11,384,472	1.01	0.73		1.01	63
26.51	13.61	13,930,084	1.03	1.01	(g)	1.04	78
23.53	35.90	5,623,314	1.02	0.77		1.04	80
17.54	17.28	1,242,672	1.01	1.27		1.05	71
15.18	(2.09)	76,432	1.04	0.94		1.05	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of selected equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Portfolio’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Portfolio’s Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	J.P. MORGAN INSURANCE TRUST	JUNE 30, 2016

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$95,331,764	$—	$—	$95,331,764

(a)	All Portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended June 30, 2016.

B. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Portfolio also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price risk. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2016:

Futures Contracts:
Average Notional Balance Long	$161,309
Ending Notional Balance Long	—

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of

JUNE 30, 2016	J.P. MORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

June 30, 2016, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.55%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2016, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and/or Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The expense limitation agreement was in effect for the six months ended June 30, 2016 and is in place until at least April 30, 2017.

For the six months ended June 30, 2016, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursement
$277	$190	$467	$166

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective May 1, 2016, the Adviser, Administrator and/or the Distributor have contractually agreed to waive fees and/or reimburse expenses in an

16	J.P. MORGAN INSURANCE TRUST	JUNE 30, 2016

amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. Prior to May 1, 2016, a portion of the waiver was voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2016 was $1,067.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2016, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2016, the Portfolio incurred $20 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$25,744,570	$27,404,252

During the six months ended June 30, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2016 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$80,737,939	$17,003,365	$2,409,540	$14,593,825

At December 31, 2015, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2016, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2016, the Portfolio had three omnibus accounts which collectively represented 66.7% of the Portfolio’s net assets. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

JUNE 30, 2016	J.P. MORGAN INSURANCE TRUST	17

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2016, and continued to hold your shares at the end of the reporting period, June 30, 2016.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Equity Portfolio
Class 1
Actual	$1,000.00	$1,001.00	$3.93	0.79%
Hypothetical	1,000.00	1,020.93	3.97	0.79
Class 2
Actual	1,000.00	999.70	5.12	1.03
Hypothetical	1,000.00	1,019.74	5.17	1.03

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

18	J.P. MORGAN INSURANCE TRUST	JUNE 30, 2016

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. June 2016.	SAN-JPMITUSEP-616

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2016 (Unaudited)

JPMorgan Insurance Trust Income Builder Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call
J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 15, 2016 (Unaudited)

Dear Shareholder,

The U.S. economy continued its slow expansion in 2016 despite economic weakness elsewhere and two punishing sell-offs in global financial markets. Growth in the U.S. was sufficient to prompt the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, but financial market turmoil in early 2016 and worrisome economic data forced the Fed to curtail further increases at its March and June meetings.

“The events of the past six months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.”

Meanwhile, the resiliency of U.S. financial markets was a notable feature of the six months ended June 30, 2016. Equity prices slumped in the early part of the 2016, giving the Standard & Poor’s 500 Index (“S&P 500”) its worst start to any year on record, falling 5.07% by the end of January and slumping by 10% by mid-February. By the end of March, the index had clawed its way back to a level slightly above where it was when the year began.

In April, the International Monetary Fund (IMF) warned that the prolonged period of slow growth had left the global economy vulnerable to specific events or trends. Among those risks, the IMF cited financial market turmoil and Britain’s referendum on European Union (EU) membership.

On June 23, the U.K. vote to leave the EU shocked political leaders and sparked a sharp sell-off in global financial markets. The S&P 500 suffered a one-day decline of 3.59%. Within days, an estimated $3 trillion was erased from global financial markets. The resulting decline in the British pound was deep enough that France has now supplanted the U.K. as the world’s fifth largest economy. Ultimately, the impact of the “Brexit” referendum on U.S. financial markets was muted and by

June 30, 2016, equity prices rebounded. The S&P 500 posted a return of 3.84% for the first half of the year and stood 1.50% shy of its then-record intraday high of 2,130.82 points reached May 21, 2015.

Meanwhile, the sharp slowdown in U.S. job growth in May that had so worried Fed policymakers was short-lived. The U.S. economy added 287,000 jobs in June, far above the consensus forecast of 175,000 new jobs and the most of any month since October 2015. Wage growth over the first half of the year remained tepid, which helped corporate earnings and held down inflationary pressure.

Over the past six months, U.S. financial markets have both withstood and benefitted from turmoil in foreign financial markets. Investors seeking to reduce risk have bought both U.S. equities and U.S. Treasury bonds. Low growth in the EU and other developed markets and lingering concerns about the trajectory of China’s economy continued to drag on the U.S. economy. Notably, the U.S. economic expansion is halfway through its seventh year and the U.S. stock market’s bull market — defined as a rise of 20% or more in prices — is now the second longest on record.

The events of the past six months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Income Builder Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	3.53%
MSCI World Index (net of foreign withholding taxes)	0.66%
Income Builder Composite Benchmark	2.62%

Net Assets as of 6/30/2016	$41,322,448

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Income Builder Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation.

HOW DID THE MARKET PERFORM?

Global financial markets were bracketed by sharp sell-offs at the start and end of the six months ended June 30, 2016. In January, the Standard & Poor’s 500 Index (“S&P 500”) suffered its worst start to any year on record amid worrisome data about China’s economy, slumping commodities prices and investor expectations of further slowing in the global economy. In June, the U.K. vote to leave the European Union sparked the worst single day historically in global markets. The sell-off drained an estimated $2.08 trillion from world financial markets on the Friday following the U.K. referendum and $931 billion was lost the following Monday.

However, global equity markets rebounded sharply in the final days of June and the S&P 500 posted a return of 3.84% for the six month reporting period, closing just 1.50% below its then-record intraday high, set in May 2015. Overall, mid cap stocks generally outperformed both large cap and small cap stocks, and value stocks outperformed growth stocks. Among U.S. equities, the telecommunications and utilities sectors were generally the strongest performers as investors sought high dividend yields and the perceived safety of those sectors. Financial sector stocks were the worst performers amid continued low interest rates and expectations of low growth globally.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares outperformed both the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and the Income Builder Composite Benchmark (the “Composite”), which is made up of 60% Benchmark and 40% Barclays Aggregate Index, for the six months ended June 30, 2016. The Portfolio’s allocation to fixed income securities, including high yield debt (also known as “junk bonds”) and investment grade corporate bonds, helped performance relative to the Benchmark as bonds generally outperformed equities during the reporting period.

Relative to the Composite, the Portfolio’s allocation to higher dividend yielding global equities helped performance as the asset class outperformed the broader market. The Portfolio’s overweight allocation to fixed income securities also contributed to performance relative as the asset class generally outperformed equities during the reporting period.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s managers positioned the Portfolio to tactically pursue income and continued to maintain a cautious positioning, preferring to take risk through bonds rather than equity. The Portfolio’s total equity allocation (including real estate investment trusts) was nearly one-third lower than a year earlier. The majority of the Portfolio’s equity reduction came from its international developed equity allocation. At the end of the reporting period, high-yield debt remained the Portfolio’s largest fixed-income position. The managers continued to use opportunistic allocations to non-agency mortgage debt and preferred equities to diversify the Portfolio’s credit exposure.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Equity Income Fund, Class R6 Shares	5.3%
2.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	5.1
3.	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2.1
4.	International Lease Finance Corp., 8.250%, 12/15/20	0.8
5.	AES Corp., 7.375%, 07/01/21	0.7
6.	CIT Group, Inc., 5.375%, 05/15/20	0.7
7.	CCO Holdings LLC/CCO Holdings Capital Corp., 6.625%, 01/31/22	0.7
8.	Frontier Communications Corp., 8.500%, 04/15/20	0.7
9.	Royal Bank of Scotland Group plc, (United Kingdom), 6.125%, 12/15/22	0.7
10.	DISH DBS Corp., 6.750%, 06/01/21	0.7

PORTFOLIO COMPOSITION***
Corporate Bonds	41.8%
Common Stocks	24.8
Investment Companies	12.4
Preferred Securities	7.3
Asset-Backed Securities	4.9
Collateralized Mortgage Obligations	4.6
Others (each less than 1.0%)	0.7
Short-Term Investment	3.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Portfolio’s composition is subject to change.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Income Builder Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	3.74%	2.18%	2.07%
CLASS 2 SHARES	December 9, 2014	3.53	1.88	1.80

*	Not annualized.

LIFE OF PORTFOLIO PERFORMANCE (12/09/14 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Income Builder Portfolio, the MSCI World Index (net of foreign withholding taxes), the Barclays U.S. Aggregate Index, the Income Builder Composite Benchmark and the Lipper Variable Underlying Funds Flexible Funds Index from December 9, 2014 to June 30, 2016. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the indices, other than the Lipper Variable Underlying Funds Flexible Funds Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Variable Underlying Funds Flexible Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI World Index

(net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholding taxes) (60%) and the Barclays U.S. Aggregate Index (40%). The Lipper Variable Underlying Funds Flexible Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 4.8%
	United States — 4.8%
68,216	ABFC Trust, Series 2004-OPT5, Class A1, VAR, 1.153%, 06/25/34	63,454
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
81,254	Series 2003-10, Class M1, VAR, 1.503%, 12/25/33	75,555
104,877	Series 2003-10, Class M2, VAR, 3.003%, 12/25/33	101,164
37,649	AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-1, Class A7, 7.610%, 03/25/27	37,964
109,852	Asset Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE6, Class M2, VAR, 2.928%, 11/25/33	102,607
70,215	Bear Stearns Asset Backed Securities Trust, Series 2004-HE5, Class M2, VAR, 2.328%, 07/25/34	68,376
44,768	Countrywide Asset-Backed Certificates, Series 2004-2, Class M1, VAR, 1.203%, 05/25/34	42,291
9,693	Credit-Based Asset Servicing and Securitization LLC, Series 2001-CB3, Class M2, VAR, 6.863%, 01/25/39	9,945
100,211	CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-5, Class M3, VAR, 2.178%, 07/25/34	90,882
83,538	First Franklin Mortgage Loan Trust, Series 2004-FF7, Class M1, VAR, 1.323%, 09/25/34	78,177
98,247	Fremont Home Loan Trust, Series 2003-A, Class M1, VAR, 1.428%, 08/25/33	90,858
105,771	GSAMP Trust, Series 2003-SEA, Class A1, VAR, 0.853%, 02/25/33	96,940
	Home Equity Asset Trust,
104,817	Series 2007-2, Class 2A2, VAR, 0.638%, 07/25/37	100,669
100,000	Series 2005-7, Class M1, VAR, 0.903%, 01/25/36	95,254
87,202	Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-B, Class 2A3, VAR, 0.643%, 06/25/36	79,300
90,786	MASTR Asset-Backed Securities Trust, Series 2004-OPT2, Class M1, VAR, 1.353%, 09/25/34	85,044
	Morgan Stanley ABS Capital I, Inc. Trust,
105,641	Series 2004-HE3, Class M1, VAR, 1.308%, 03/25/34	100,033
112,698	Series 2004-NC7, Class M2, VAR, 1.383%, 07/25/34	108,806
48,482	Series 2003-NC10, Class M1, VAR, 1.473%, 10/25/33	45,686

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
233,658	Series 2003-SD1, Class M1, VAR, 2.703%, 03/25/33	216,528
31,644	NovaStar Mortgage Funding Trust, Series 2003-3, Class A2C, VAR, 0.983%, 12/25/33	29,945
126,537	Renaissance Home Equity Loan Trust, Series 2003-2, Class A, VAR, 1.333%, 08/25/33	117,082
48,615	Structured Asset Investment Loan Trust, Series 2003-BC11, Class M1, VAR, 1.428%, 10/25/33	46,881
119,744	Wells Fargo Home Equity Trust, Series 2006-3, Class A2, VAR, 0.603%, 01/25/37	113,691

	Total Asset-Backed Securities (Cost $1,990,008)	1,997,132

Collateralized Mortgage Obligations — 4.5%
	Non-Agency CMO — 4.5%
	United States — 4.5%
53,992	American Home Mortgage Investment Trust, Series 2005-1, Class 6A, VAR, 2.978%, 06/25/45	53,501
23,963	Banc of America Alternative Loan Trust, Series 2003-9, Class 1CB5, 5.500%, 11/25/33	24,320
52,917	Banc of America Funding Trust, Series 2006-A, Class 1A1, VAR, 2.854%, 02/20/36	51,739
29,082	Banc of America Mortgage Trust, Series 2005-A, Class 2A2, VAR, 2.953%, 02/25/35	28,634
80,485	Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2, VAR, 2.913%, 05/25/35	78,703
	Citigroup Mortgage Loan Trust, Inc.
108,032	Series 2005-6, Class A1, VAR, 2.430%, 09/25/35	107,469
49,573	Series 2005-6, Class A2, VAR, 2.760%, 09/25/35	49,045
57,712	CitiMortgage Alternative Loan Trust, Series 2006-A1, Class 2A1, 5.250%, 03/25/21	58,090
42,833	First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 4A1, VAR, 2.641%, 02/25/35	42,229
67,755	GSR Mortgage Loan Trust, Series 2005-AR3, Class 1A1, VAR, 0.893%, 05/25/35	63,637
	Impac CMB Trust
85,005	Series 2004-6, Class 1A1, VAR, 1.253%, 10/25/34	77,929
111,570	Series 2004-6, Class 1A2, VAR, 1.233%, 10/25/34	102,183

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	United States — continued
153,987	Series 2004-7, Class 1A2, VAR, 1.373%, 11/25/34	141,885
65,996	Impac Secured Assets Trust, Series 2006-2, Class 2A1, VAR, 0.803%, 08/25/36	64,287
16,927	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.500%, 01/25/36	15,014
40,046	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 2.851%, 04/21/34	40,061
32,948	Merrill Lynch Mortgage Investors Trust, Series 2007-1, Class 4A3, VAR, 5.475%, 01/25/37	32,195
29,557	Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 4A, VAR, 3.147%, 07/25/34	28,324
93,244	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, Series 2005-5, Class 1APT, VAR, 0.733%, 12/25/35	80,837
32,229	Residential Asset Securitization Trust, Series 2004-A6, Class A1, 5.000%, 08/25/19	32,170
45,841	RFMSI Trust, Series 2003-S20, Class 2A1, 4.750%, 12/25/18	46,151
72,698	WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR5, Class A6, VAR, 2.725%, 05/25/35	71,910
	Wells Fargo Mortgage-Backed Securities Trust
80,271	Series 2004-EE, Class 2A2, VAR, 2.952%, 12/25/34	81,643
103,605	Series 2004-W, Class A1, VAR, 2.757%, 11/25/34	103,052
23,636	Series 2005-16, Class A8, 5.750%, 01/25/36	25,088
48,779	Series 2005-AR1, Class 1A1, VAR, 2.766%, 02/25/35	48,466
39,532	Series 2005-AR2, Class 2A2, VAR, 2.872%, 03/25/35	39,826
85,522	Series 2005-AR3, Class 1A1, VAR, 3.013%, 03/25/35	87,314
61,044	Series 2005-AR3, Class 2A1, VAR, 2.974%, 03/25/35	61,329
76,244	Series 2006-AR2, Class 2A3, VAR, 2.855%, 03/25/36	74,629
59,859	Series 2006-AR3, Class A3, VAR, 3.031%, 03/25/36	58,509

	Total Collateralized Mortgage Obligations (Cost $1,843,651)	1,870,169

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Security — 0.2%
	United States — 0.2%
75,000	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class AJ, VAR, 5.452%, 09/15/39 (Cost $72,809)	74,688

SHARES
Common Stocks — 24.6%
	Australia — 0.8%
3,814	Dexus Property Group	25,881
4,712	Goodman Group	25,273
19,690	Mirvac Group	29,945
12,497	Scentre Group	46,288
5,014	Suncorp Group Ltd.	45,978
7,899	Transurban Group	71,144
11,830	Westfield Corp.	95,027

		339,536

	Belgium — 0.3%
665	Anheuser-Busch InBev S.A./N.V.	87,937
485	Proximus SADP	15,413

		103,350

	Canada — 0.3%
1,372	Allied Properties Real Estate Investment Trust	41,077
743	RioCan Real Estate Investment Trust	16,868
1,249	TransCanada Corp.	56,516

		114,461

	Czech Republic — 0.1%
16,786	Moneta Money Bank A.S. (a) (e)	49,424

	Denmark — 0.3%
3,862	Danske Bank A/S	101,649
179	Pandora A/S	24,380

		126,029

	Finland — 0.7%
561	Elisa OYJ	21,555
1,037	Fortum OYJ	16,661
546	Kone OYJ, Class B	25,198
652	Metso OYJ	15,328
4,641	Nokia OYJ	26,433
580	Nokian Renkaat OYJ	20,788
388	Orion OYJ, Class B	15,066
2,680	Stora Enso OYJ, Class R	21,553
6,446	UPM-Kymmene OYJ	118,418

		281,000

	France — 1.7%
1,594	AXA S.A.	31,517

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	France — continued
790	BNP Paribas S.A.	34,646
545	Bouygues S.A.	15,613
935	Cie Generale des Etablissements Michelin	88,115
1,319	CNP Assurances	19,460
785	Edenred	16,074
158	Fonciere Des Regions	13,965
158	Gecina S.A. (a)	21,401
1,283	Klepierre	56,613
1,948	Orange S.A.	31,675
692	SCOR SE	20,459
803	Societe Generale S.A.	25,123
416	Technip S.A.	22,516
1,227	TOTAL S.A.	58,842
805	Unibail-Rodamco SE	208,249
1,089	Veolia Environnement S.A.	23,517
1,190	Vivendi S.A.	22,263

		710,048

	Germany — 1.1%
755	Allianz SE	107,706
1,737	alstria office REIT-AG (a)	23,449
537	BASF SE	41,177
1,249	Deutsche Lufthansa AG	14,685
4,122	Deutsche Telekom AG	70,289
665	Deutsche Wohnen AG	22,642
2,761	E.ON SE	27,872
192	Hannover Rueck SE	20,117
397	ProSiebenSat.1 Media SE (a)	17,366
901	Siemens AG	92,462

		437,765

	Hong Kong — 0.1%
3,500	Hongkong Land Holdings Ltd.	21,421
2,500	Link REIT	17,095
5,000	New World Development Co., Ltd.	5,092

		43,608

	Ireland — 0.3%
885	Accenture plc, Class A	100,262
179	Paddy Power Betfair plc	18,812

		119,074

	Italy — 0.3%
1,635	Assicurazioni Generali S.p.A.	19,281
1,854	Atlantia S.p.A.	46,322
1,831	Eni S.p.A.	29,492
4,301	Snam S.p.A.	25,713

SHARES	SECURITY DESCRIPTION	VALUE($)

	Italy — continued
3,047	Terna Rete Elettrica Nazionale S.p.A.	16,957

		137,765

	Japan — 1.0%
1,600	Daiwa House Industry Co., Ltd.	46,987
8	GLP J-Reit	10,098
800	Japan Airlines Co., Ltd.	25,738
5	Japan Logistics Fund, Inc.	11,660
4	Japan Real Estate Investment Corp.	24,706
4	Japan Retail Fund Investment Corp.	10,214
2,200	Japan Tobacco, Inc.	88,665
10,100	Mitsubishi UFJ Financial Group, Inc.	45,277
13	Nippon Prologis REIT, Inc.	31,759
2,200	Nippon Telegraph & Telephone Corp.	103,169
8	Orix JREIT, Inc.	13,777

		412,050

	Luxembourg — 0.1%
200	Millicom International Cellular S.A., SDR	12,268
234	RTL Group S.A.	19,110

		31,378

	Netherlands — 0.8%
180	Eurocommercial Properties N.V., CVA	7,666
1,178	Koninklijke Ahold N.V.	26,013
6,121	Koninklijke KPN N.V.	21,818
2,322	NN Group N.V.	63,921
3,948	Royal Dutch Shell plc, Class A	108,295
3,662	Royal Dutch Shell plc, Class B	101,176
477	Vastned Retail N.V.	19,354

		348,243

	Norway — 0.3%
1,531	DNB ASA	18,326
1,283	Gjensidige Forsikring ASA	21,376
1,036	Marine Harvest ASA (a)	17,474
1,892	Orkla ASA	16,826
1,235	Statoil ASA	21,339
499	Yara International ASA	15,852

		111,193

	Portugal — 0.1%
7,195	EDP - Energias de Portugal S.A.	22,028
1,203	Galp Energia SGPS S.A.	16,732

		38,760

	Singapore — 0.0% (g)
3,720	Ascendas Real Estate Investment Trust	6,885

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Singapore — continued
3,400	CapitaLand Commercial Trust	3,739

		10,624

	Spain — 0.7%
1,373	Abertis Infraestructuras S.A.	20,290
712	ACS Actividades de Construccion y Servicios S.A.	19,530
132	Aena S.A. (e)	17,497
11,812	Banco de Sabadell S.A.	15,642
7,521	Banco Santander S.A.	29,187
713	Enagas S.A.	21,782
1,128	Endesa S.A.	22,634
855	Ferrovial S.A.	16,739
841	Gas Natural SDG S.A.	16,717
5,053	Iberdrola S.A.	34,469
260	Red Electrica Corp. S.A.	23,232
1,527	Repsol S.A.	19,574
3,191	Telefonica S.A.	30,295

		287,588

	Sweden — 0.1%
618	ICA Gruppen AB	20,712
1,007	Skanska AB, Class B	21,086
3,998	Telia Co. AB	18,932

		60,730

	Switzerland — 0.6%
142	Baloise Holding AG	15,816
9	Banque Cantonale Vaudoise	6,025
73	Cembra Money Bank AG (a)	5,106
317	Roche Holding AG	83,650
913	Swiss Re AG	79,742
1,226	Wolseley plc	63,487

		253,826

	Taiwan — 0.1%
17,382	Siliconware Precision Industries Co., Ltd.	26,507

	United Kingdom — 3.9%
813	Admiral Group plc	22,106
1,918	Amec Foster Wheeler plc	12,611
556	AstraZeneca plc	33,240
22,065	BAE Systems plc	154,467
9,324	BP plc	54,578
1,003	British American Tobacco plc	65,024
5,729	British Land Co. plc (The)	46,515
4,842	BT Group plc	26,615
6,863	Centrica plc	20,754

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — continued
1,413	Diageo plc	39,473
22,154	Direct Line Insurance Group plc	102,421
12,122	GlaxoSmithKline plc	260,321
724	Imperial Brands plc	39,265
1,458	Inmarsat plc	15,713
443	InterContinental Hotels Group plc	16,338
5,752	J Sainsbury plc	17,919
3,602	Kingfisher plc	15,471
3,133	Meggitt plc	17,029
2,746	National Grid plc	40,381
9,424	Old Mutual plc	25,459
1,406	Pearson plc	18,289
3,736	Persimmon plc	72,447
166	Petrofac Ltd.	1,725
1,132	Rio Tinto plc	35,167
3,068	Royal Mail plc	20,612
5,235	Safestore Holdings plc	25,864
6,571	Segro plc	36,422
721	Severn Trent plc	23,526
1,754	Sky plc	19,931
1,296	SSE plc	26,974
2,308	Tate & Lyle plc	20,636
1,114	Unilever plc	53,377
1,723	United Utilities Group plc	23,881
45,836	Vodafone Group plc	139,748
3,446	WPP plc	71,820

		1,616,119

	United States — 10.9%
1,936	Altria Group, Inc.	133,507
792	American Campus Communities, Inc.	41,873
1,308	Apartment Investment & Management Co., Class A	57,761
528	Apple, Inc.	50,477
2,418	AT&T, Inc.	104,482
1,275	AvalonBay Communities, Inc.	229,997
297	Boston Properties, Inc.	39,174
887	Brandywine Realty Trust	14,902
986	Bristol-Myers Squibb Co.	72,520
487	Camden Property Trust	43,061
1,583	CME Group, Inc.	154,184
3,166	Comcast Corp., Class A	206,391
1,371	DDR Corp.	24,870
176	Digital Realty Trust, Inc.	19,182
290	Douglas Emmett, Inc.	10,301

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
2,057	Duke Realty Corp.	54,840
1,142	E.I. du Pont de Nemours & Co.	74,002
753	Equity One, Inc.	24,232
457	Extra Space Storage, Inc.	42,291
3,382	General Motors Co.	95,711
2,872	HCP, Inc.	101,611
768	Highwoods Properties, Inc.	40,550
1,139	Home Depot, Inc. (The)	145,439
1,525	Johnson & Johnson	184,982
500	Kilroy Realty Corp.	33,145
4,508	Kimco Realty Corp.	141,461
1,426	KLA-Tencor Corp.	104,454
2,862	LaSalle Hotel Properties	67,486
1,718	Liberty Property Trust	68,239
1,022	Macerich Co. (The)	87,269
1,658	MetLife, Inc.	66,038
3,760	Microsoft Corp.	192,399
1,996	Morgan Stanley	51,856
555	National Health Investors, Inc.	41,675
764	National Retail Properties, Inc.	39,514
686	NextEra Energy, Inc.	89,454
2,662	Occidental Petroleum Corp.	201,141
1,712	Omega Healthcare Investors, Inc.	58,122
3,438	Pfizer, Inc.	121,052
622	Philip Morris International, Inc.	63,270
1,756	Prologis, Inc.	86,114
356	Public Storage	90,990
1,016	Regency Centers Corp.	85,070
921	Simon Property Group, Inc.	199,765
808	SL Green Realty Corp.	86,028
6,975	Spirit Realty Capital, Inc.	89,071
2,038	STORE Capital Corp.	60,019
464	United Technologies Corp.	47,583
779	UnitedHealth Group, Inc.	109,995
261	Ventas, Inc.	19,006
455	Vornado Realty Trust	45,555
3,428	Wells Fargo & Co.	162,247
631	Welltower, Inc.	48,063

		4,522,421

	Total Common Stocks (Cost $9,730,351)	10,181,499

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — 41.5%
	Australia — 0.1%
40,000	BHP Billiton Finance USA Ltd., 5.000%, 09/30/43	46,267

	Bermuda — 0.3%
	Aircastle Ltd.,
60,000	5.125%, 03/15/21	62,400
65,000	6.750%, 04/15/17	66,950
6,000	Weatherford International Ltd., 4.500%, 04/15/22	5,145

		134,495

	Canada — 0.6%
	Cenovus Energy, Inc.,
60,000	5.700%, 10/15/19	63,463
63,000	6.750%, 11/15/39	66,192
25,000	Lundin Mining Corp., 7.500%, 11/01/20 (e)	25,500
30,000	Novelis, Inc., 8.750%, 12/15/20	31,275
56,000	Videotron Ltd., 5.000%, 07/15/22	57,960

		244,390

	Finland — 0.1%
47,000	Nokia OYJ, 6.625%, 05/15/39	49,703

	Liberia — 0.2%
52,000	Royal Caribbean Cruises Ltd., 5.250%, 11/15/22	54,730

	Luxembourg — 0.9%
	Actavis Funding SCS,
35,000	4.750%, 03/15/45	36,651
36,000	4.850%, 06/15/44	37,938
	ArcelorMittal,
157,000	7.250%, 02/25/22	165,242
70,000	7.750%, 03/01/41	66,675
50,000	10.850%, 06/01/19	58,875

		365,381

	Netherlands — 0.3%
12,000	LYB International Finance B.V., 4.875%, 03/15/44	12,696
35,000	Mylan N.V., 5.250%, 06/15/46 (e)	36,753
	Shell International Finance B.V.,
40,000	4.000%, 05/10/46	40,827
5,000	4.375%, 05/11/45	5,421

		95,697

	Singapore — 0.1%
	Flextronics International Ltd.,
27,000	4.625%, 02/15/20	28,207
25,000	5.000%, 02/15/23	26,140

		54,347

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United Kingdom — 0.7%
277,000	Royal Bank of Scotland Group plc, 6.125%, 12/15/22	290,530

	United States — 38.2%
	21st Century Fox America, Inc.,
10,000	4.750%, 09/15/44	11,086
25,000	4.950%, 10/15/45	28,486
	AbbVie, Inc.,
15,000	4.450%, 05/14/46	15,221
51,000	4.700%, 05/14/45	53,972
142,000	ACCO Brands Corp., 6.750%, 04/30/20	150,342
134,000	ADT Corp. (The), 4.125%, 06/15/23	125,457
	AECOM,
90,000	5.750%, 10/15/22	91,800
90,000	5.875%, 10/15/24	92,250
271,000	AES Corp., 7.375%, 07/01/21	305,552
24,000	Aetna, Inc., 4.375%, 06/15/46	24,847
50,000	Alcatel-Lucent USA, Inc., 6.450%, 03/15/29	52,125
	Alcoa, Inc.,
142,000	5.125%, 10/01/24	141,645
72,000	5.400%, 04/15/21	76,410
36,000	5.900%, 02/01/27	36,540
40,000	5.950%, 02/01/37	37,400
80,000	Allstate Corp. (The), VAR, 5.750%, 08/15/53	82,040
	Ally Financial, Inc.,
110,000	3.250%, 02/13/18	110,000
216,000	4.125%, 03/30/20	216,540
48,000	8.000%, 11/01/31	55,560
105,000	AMC Networks, Inc., 4.750%, 12/15/22	104,212
75,000	American Axle & Manufacturing, Inc., 6.625%, 10/15/22	80,250
	American International Group, Inc.,
25,000	4.500%, 07/16/44	24,202
38,000	4.800%, 07/10/45	38,544
269,000	AmeriGas Finance LLC/AmeriGas Finance Corp., 7.000%, 05/20/22	283,962
25,000	Amgen, Inc., 4.400%, 05/01/45	26,092
65,000	Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/46	76,139
52,000	Anixter, Inc., 5.125%, 10/01/21	52,780
	Anthem, Inc.,
20,000	4.650%, 08/15/44	21,313
15,000	5.100%, 01/15/44	16,873
60,000	Apple, Inc., 4.650%, 02/23/46	67,596
89,000	Ashland, Inc., 4.750%, 08/15/22	89,222

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
	AT&T, Inc.,
10,000	4.350%, 06/15/45	9,696
29,000	4.750%, 05/15/46	29,724
7,000	5.150%, 03/15/42	7,535
55,000	5.650%, 02/15/47	62,919
112,000	Ball Corp., 4.000%, 11/15/23	110,320
23,000	Baxalta, Inc., 5.250%, 06/23/45	24,963
3,000	Becton, Dickinson and Co., 4.685%, 12/15/44	3,396
15,000	Biogen, Inc., 5.200%, 09/15/45	16,879
80,000	CalAtlantic Group, Inc., 5.375%, 10/01/22	81,400
280,000	CCO Holdings LLC/CCO Holdings Capital Corp., 6.625%, 01/31/22	295,400
73,000	Celanese US Holdings LLC, 4.625%, 11/15/22	77,562
25,000	Celgene Corp., 5.000%, 08/15/45	27,552
51,000	Centene Corp., 4.750%, 05/15/22	52,020
175,000	CenturyLink, Inc., Series T, 5.800%, 03/15/22	169,914
	CF Industries, Inc.,
12,000	4.950%, 06/01/43	11,041
24,000	5.375%, 03/15/44	22,647
84,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 6.484%, 10/23/45 (e)	100,359
103,000	Chesapeake Energy Corp., 8.000%, 12/15/22 (e)	87,679
48,000	Choice Hotels International, Inc., 5.750%, 07/01/22	51,451
	CHS/Community Health Systems, Inc.,
14,000	5.125%, 08/15/18	14,245
67,000	5.125%, 08/01/21	66,497
137,000	Cinemark USA, Inc., 5.125%, 12/15/22	139,397
292,000	CIT Group, Inc., 5.375%, 05/15/20	304,410
44,000	Clearwater Paper Corp., 4.500%, 02/01/23	42,735
117,000	CNO Financial Group, Inc., 5.250%, 05/30/25	120,510
52,000	Commercial Metals Co., 4.875%, 05/15/23	49,140
205,000	Concho Resources, Inc., 5.500%, 04/01/23	205,512
11,000	ConocoPhillips Co., 4.300%, 11/15/44	11,169
15,000	Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/54	17,208
	Constellation Brands, Inc.,
135,000	4.250%, 05/01/23	140,400
134,000	6.000%, 05/01/22	150,750
	Continental Resources, Inc.,
130,000	5.000%, 09/15/22	126,702
6,000	7.125%, 04/01/21	6,195

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
180,000	Covanta Holding Corp., 6.375%, 10/01/22	184,950
97,000	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 01/15/23	98,940
70,000	Crown Castle International Corp., 5.250%, 01/15/23	78,561
	CSC Holdings LLC,
105,000	6.750%, 11/15/21	107,100
35,000	7.875%, 02/15/18	37,625
48,000	CST Brands, Inc., 5.000%, 05/01/23	48,720
32,000	CVS Health Corp., 5.125%, 07/20/45	39,671
134,000	D.R. Horton, Inc., 4.375%, 09/15/22	138,020
16,000	Devon Energy Corp., 5.000%, 06/15/45	14,935
35,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 8.350%, 07/15/46 (e)	37,712
277,000	DISH DBS Corp., 6.750%, 06/01/21	287,041
3,000	Dominion Gas Holdings LLC, 4.600%, 12/15/44	3,125
25,000	Dominion Resources, Inc., 4.700%, 12/01/44	27,143
112,000	DuPont Fabros Technology LP, 5.875%, 09/15/21	117,460
44,000	E*TRADE Financial Corp., 5.375%, 11/15/22	46,420
114,000	Embarq Corp., 7.995%, 06/01/36	114,142
210,000	Energy Transfer Equity LP, 5.875%, 01/15/24	204,225
	Energy Transfer Partners LP,
5,000	5.150%, 02/01/43	4,472
8,000	6.125%, 12/15/45	8,300
	Enterprise Products Operating LLC,
15,000	4.850%, 03/15/44	15,849
33,000	4.900%, 05/15/46	35,576
78,000	Equinix, Inc., 4.875%, 04/01/20	80,925
	Exelon Corp.,
35,000	4.450%, 04/15/46	37,393
6,000	5.100%, 06/15/45	6,899
	Express Scripts Holding Co.,
30,000	4.800%, 07/15/46	29,980
26,000	6.125%, 11/15/41	31,013
	FedEx Corp.,
40,000	4.550%, 04/01/46	43,435
5,000	4.750%, 11/15/45	5,576
105,000	Felcor Lodging LP, 5.625%, 03/01/23	105,000
94,000	Ford Motor Co., 4.750%, 01/15/43	99,223
	Freeport-McMoRan, Inc.,
30,000	3.100%, 03/15/20	28,350
85,000	3.875%, 03/15/23	74,375
100,000	5.450%, 03/15/43	80,250

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
276,000	Frontier Communications Corp., 8.500%, 04/15/20	292,905
62,000	FTI Consulting, Inc., 6.000%, 11/15/22	65,131
	General Motors Co.,
105,000	3.500%, 10/02/18	108,105
113,000	4.875%, 10/02/23	120,110
29,000	6.250%, 10/02/43	32,234
45,000	6.750%, 04/01/46	53,411
60,000	Gilead Sciences, Inc., 4.750%, 03/01/46	68,128
	GLP Capital LP/GLP Financing II, Inc.,
54,000	4.875%, 11/01/20	56,354
75,000	5.375%, 11/01/23	78,281
108,000	Goodyear Tire & Rubber Co. (The), 7.000%, 05/15/22	115,020
74,000	Graphic Packaging International, Inc., 4.750%, 04/15/21	77,376
60,000	Halliburton Co., 5.000%, 11/15/45	65,413
3,000	Harris Corp., 5.054%, 04/27/45	3,405
	HCA, Inc.,
72,000	4.250%, 10/15/19	75,060
101,000	4.750%, 05/01/23	103,525
84,000	5.875%, 03/15/22	91,350
44,000	6.500%, 02/15/20	48,785
117,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.000%, 08/01/20	115,245
135,000	IHS, Inc., 5.000%, 11/01/22	139,388
15,000	Indiana Michigan Power Co., Series K, 4.550%, 03/15/46	16,682
19,000	Intel Corp., 4.900%, 07/29/45	22,185
289,000	International Lease Finance Corp., 8.250%, 12/15/20	341,690
87,000	Iron Mountain, Inc., 5.750%, 08/15/24	87,870
5,000	ITC Holdings Corp., 5.300%, 07/01/43	5,615
8,000	Kinder Morgan, Inc., 5.050%, 02/15/46	7,609
5,000	Kohl’s Corp., 5.550%, 07/17/45	4,660
	Kraft Heinz Foods Co.,
15,000	4.375%, 06/01/46 (e)	15,874
59,000	5.200%, 07/15/45 (e)	69,913
20,000	Kroger Co. (The), 5.150%, 08/01/43	23,884
242,000	L Brands, Inc., 5.625%, 10/15/23	260,755
105,000	Lamar Media Corp., 5.875%, 02/01/22	109,200
	Lennar Corp.,
61,000	4.750%, 05/30/25	59,170
88,000	4.875%, 12/15/23	88,220
52,000	Series B, 12.250%, 06/01/17	56,576

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
	Level 3 Financing, Inc.,
134,000	5.375%, 08/15/22	135,340
134,000	5.375%, 05/01/25	132,995
97,000	LifePoint Health, Inc., 5.500%, 12/01/21	101,123
20,000	Markel Corp., 5.000%, 04/05/46	21,126
108,000	Masco Corp., 4.450%, 04/01/25	111,791
15,000	McDonald’s Corp., 4.875%, 12/09/45	17,490
11,000	McKesson Corp., 4.883%, 03/15/44	12,553
52,000	Meritage Homes Corp., 7.000%, 04/01/22	56,160
	MGM Resorts International,
63,000	6.625%, 12/15/21	68,513
48,000	6.750%, 10/01/20	52,440
47,000	Micron Technology, Inc., 5.875%, 02/15/22	44,180
50,000	Microsoft Corp., 4.750%, 11/03/55	56,618
15,000	Molson Coors Brewing Co., 4.200%, 07/15/46	15,075
138,000	MPLX LP, 5.500%, 02/15/23 (e)	140,220
117,000	Navient Corp., 4.625%, 09/25/17	117,878
89,000	NCR Corp., 5.000%, 07/15/22	87,220
17,000	Netflix, Inc., 5.750%, 03/01/24	17,723
210,000	Newfield Exploration Co., 5.625%, 07/01/24	210,000
143,000	Nielsen Finance LLC/Nielsen Finance Co., 4.500%, 10/01/20	145,681
	Noble Energy, Inc.,
5,000	5.050%, 11/15/44	5,038
5,000	5.250%, 11/15/43	5,158
	NRG Energy, Inc.,
56,000	6.625%, 03/15/23	55,160
80,000	8.250%, 09/01/20	82,400
134,000	NRG Yield Operating LLC, 5.375%, 08/15/24	133,330
	Nucor Corp.,
2,000	5.200%, 08/01/43	2,198
15,000	6.400%, 12/01/37	18,317
5,000	Oglethorpe Power Corp., 4.250%, 04/01/46	5,277
8,000	ONEOK Partners LP, 6.200%, 09/15/43	8,504
	Oracle Corp.,
50,000	4.000%, 07/15/46	50,379
45,000	4.375%, 05/15/55	47,306
71,000	Oshkosh Corp., 5.375%, 03/01/22	73,130
5,000	Philip Morris International, Inc., 4.875%, 11/15/43	5,956
	Phillips 66,
29,000	4.875%, 11/15/44	31,695
15,000	5.875%, 05/01/42	18,023

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
	Plains All American Pipeline LP/PAA Finance Corp.,
3,000	4.700%, 06/15/44	2,564
3,000	4.900%, 02/15/45	2,683
89,000	PolyOne Corp., 5.250%, 03/15/23	89,668
130,000	Prudential Financial, Inc., VAR, 5.625%, 06/15/43	134,875
68,000	PVH Corp., 4.500%, 12/15/22	68,935
109,000	QEP Resources, Inc., 6.875%, 03/01/21	110,090
51,000	QUALCOMM, Inc., 4.800%, 05/20/45	53,135
105,000	Range Resources Corp., 5.000%, 03/15/23	98,438
147,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 03/01/22	156,109
41,000	Reynolds American, Inc., 5.850%, 08/15/45	52,422
134,000	Sabine Pass Liquefaction LLC, 5.625%, 03/01/25	133,498
66,000	Sally Holdings LLC/Sally Capital, Inc., 5.750%, 06/01/22	68,393
135,000	Service Corp. International, 5.375%, 05/15/24	140,063
40,000	SESI LLC, 7.125%, 12/15/21	38,500
40,000	Southern Co. (The), 4.400%, 07/01/46	43,028
	Southern Power Co.,
2,000	5.150%, 09/15/41	2,151
2,000	5.250%, 07/15/43	2,184
100,000	Sprint Communications, Inc., 6.000%, 11/15/22	78,690
	Steel Dynamics, Inc.,
73,000	5.250%, 04/15/23	74,460
71,000	6.375%, 08/15/22	74,550
10,000	Stryker Corp., 4.625%, 03/15/46	11,243
	Sunoco Logistics Partners Operations LP,
12,000	5.300%, 04/01/44	11,814
10,000	5.350%, 05/15/45	9,915
20,000	Sysco Corp., 4.500%, 04/01/46	21,308
44,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 05/01/23	41,580
138,000	TEGNA, Inc., 5.125%, 07/15/20	142,312
98,000	Teleflex, Inc., 5.250%, 06/15/24	98,980
	Tenet Healthcare Corp.,
134,000	4.500%, 04/01/21	134,670
94,000	6.000%, 10/01/20	99,170
	Time Warner, Inc.,
5,000	4.650%, 06/01/44	5,259
34,000	4.850%, 07/15/45	36,993
210,000	T-Mobile USA, Inc., 6.375%, 03/01/25	219,450

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
134,000	Toll Brothers Finance Corp., 5.875%, 02/15/22	144,184
	TransDigm, Inc.,
14,000	6.000%, 07/15/22	14,073
12,000	6.500%, 07/15/24	12,060
10,000	Tri-State Generation & Transmission Association, Inc., 4.250%, 06/01/46 (e)	10,337
	United Rentals North America, Inc.,
83,000	4.625%, 07/15/23	83,830
105,000	6.125%, 06/15/23	109,331
112,000	VeriSign, Inc., 4.625%, 05/01/23	113,400
	Verizon Communications, Inc.,
35,000	4.522%, 09/15/48	36,153
69,000	4.862%, 08/21/46	75,351
2,000	Viacom, Inc., 4.375%, 03/15/43	1,617
	Voya Financial, Inc.,
20,000	4.800%, 06/15/46	19,948
50,000	VAR, 5.650%, 05/15/53	47,125
51,000	Walgreens Boots Alliance, Inc., 4.800%, 11/18/44	54,749
210,000	Williams Partners LP/ACMP Finance Corp., 6.125%, 07/15/22	215,456
63,000	WPX Energy, Inc., 6.000%, 01/15/22	58,590
75,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.375%, 03/15/22	76,313

		15,792,964

	Total Corporate Bonds (Cost $16,689,571)	17,128,504

SHARES
Investment Companies — 12.4% (b)
252,937	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,074,085
41,698	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	860,656
152,276	JPMorgan Equity Income Fund, Class R6 Shares	2,165,371

	Total Investment Companies (Cost $5,019,514)	5,100,112

PRINCIPAL AMOUNT($)
Preferred Securities — 6.8% (x)
	United States — 6.8%
90,000	American Express Co., Series C, VAR, 4.900%, 03/15/20	85,635

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
	Bank of America Corp.,
115,000	Series AA, VAR, 6.100%, 03/17/25	116,725
25,000	Series DD, VAR, 6.300%, 03/10/26	26,469
50,000	Series K, VAR, 8.000%, 01/30/18	49,687
70,000	Series V, VAR, 5.125%, 06/17/19	65,975
60,000	Series Z, VAR, 6.500%, 10/23/24	63,900
	Bank of New York Mellon Corp. (The),
65,000	Series D, VAR, 4.500%, 06/20/23	62,421
50,000	Series E, VAR, 4.950%, 06/20/20	50,187
100,000	Capital One Financial Corp., Series E, VAR, 5.550%, 06/01/20	98,750
	Citigroup, Inc.,
190,000	Series M, VAR, 6.300%, 05/15/24	189,031
35,000	Series O, VAR, 5.875%, 03/27/20	33,600
20,000	Series P, VAR, 5.950%, 05/15/25	19,550
80,000	Series R, VAR, 6.125%, 11/15/20	81,200
25,000	Series T, VAR, 6.250%, 08/15/26	25,750
100,000	Fifth Third Bancorp, VAR, 5.100%, 06/30/23	94,500
227,000	General Electric Co., Series D, VAR, 5.000%, 01/21/21	241,188
	Goldman Sachs Group, Inc. (The),
100,000	Series L, VAR, 5.700%, 05/10/19	99,802
250,000	Series M, VAR, 5.375%, 05/10/20	247,230
	MetLife, Inc.,
135,000	Series C, VAR, 5.250%, 06/15/20	133,988
	Morgan Stanley,
250,000	Series H, VAR, 5.450%, 07/15/19	240,000
90,000	Series J, VAR, 5.550%, 07/15/20	89,154
	PNC Financial Services Group, Inc. (The),
100,000	Series R, VAR, 4.850%, 06/01/23	95,750
80,000	VAR, 6.750%, 08/01/21	89,292
100,000	State Street Corp., Series F, VAR, 5.250%, 09/15/20	102,750
50,000	SunTrust Banks, Inc., VAR, 5.625%, 12/15/19	50,250
65,000	U.S. Bancorp, Series I, VAR, 5.125%, 01/15/21	66,869
	Wells Fargo & Co.,
125,000	Series K, VAR, 7.980%, 03/15/18	130,781
140,000	Series S, VAR, 5.900%, 06/15/24	144,025
29,000	Series U, VAR, 5.875%, 06/15/25	30,921

	Total Preferred Securities (Cost $2,767,014)	2,825,380

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — 0.4%
	United States — 0.4%
5,000	BB&T Corp., Series G, 5.200%, 06/01/18 ($25 par value) @	129,500
1,000	State Street Corp., Series G, VAR, 5.350%, 03/15/26 ($25 par value) @	26,840

	Total Preferred Stocks (Cost $138,000)	156,340

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Spain — 0.0% (g)
700	ACS Actividades de Construccion y Servicios S.A, expiring 07/11/16 (a)	492
1,527	Repsol S.A, expiring 07/01/16 (a)	496

	Total Rights (Cost $964)	988

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.5%
210,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $209,804)	210,082

SHARES
Short-Term Investment — 3.5%
	Investment Company — 3.5%
1,441,677	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $1,441,677)	1,441,677

	Total Investments — 99.2% (Cost $39,903,363)	40,986,571
	Other Assets in Excess of Liabilities — 0.8%	335,877

	NET ASSETS — 100.0%	$41,322,448

Percentages indicated are based on net assets.

Summary of Investments by Industry, June 30, 2016

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Investment Companies	12.4%
Real Estate Investment Trusts (REITs)	8.4
Oil, Gas & Consumable Fuels	6.5
Banks	6.3
Asset-Backed Securities	4.9
Non-Agency CMO	4.6
Diversified Telecommunication Services	4.5
Media	4.1
Insurance	3.0
Metals & Mining	2.7
Health Care Providers & Services	2.5
Capital Markets	2.5
Pharmaceuticals	2.3
Trading Companies & Distributors	1.8
Household Durables	1.7
Consumer Finance	1.7
Independent Power & Renewable Electricity Producers	1.5
Specialty Retail	1.3
Beverages	1.2
Automobiles	1.2
Hotels, Restaurants & Leisure	1.2
Gas Utilities	1.2
Commercial Services & Supplies	1.2
Wireless Telecommunication Services	1.1
Tobacco	1.1
Chemicals	1.1
Auto Components	1.0
Others (each less than 1.0%)	13.5
Short-Term Investment	3.5

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	E-mini S&P 500	09/16/16	USD	$418,040	$5,895
	Short Futures Outstanding
(6)	Dow Jones Euro STOXX 50 Index	09/16/16	EUR	(190,722)	(2,599)
(2)	FTSE 100 Index	09/16/16	GBP	(172,033)	(15,517)
(13)	Euro FX	09/19/16	USD	(1,804,969)	37,322
(12)	GBP FX	09/19/16	USD	(993,600)	77,483
(39)	5 Year U.S. Treasury Note	09/30/16	USD	(4,764,398)	(83,519)

					$19,065

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
EUR	— Euro
GBP	— British Pound
REIT	— Real Estate Investment Trust.
SDR	— Swedish Depositary Receipt
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2016.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(k)	— All or a portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of June 30, 2016.
(x)

—  Securities are perpetual and thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflect the next call date. The coupon rates shown are the rates in effect as of June 30, 2016.

@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of June 30, 2016.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC‘s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	15

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016 (Unaudited)

Income Builder Portfolio
ASSETS:
Investments in non-affiliates, at value	$34,444,782
Investments in affiliates, at value	6,541,789

Total investment securities, at value	40,986,571
Cash	766,421
Foreign currency, at value	166,127
Deposits at broker for futures contracts	14,000
Receivables:
Investment securities sold	365,728
Portfolio shares sold	18,347
Interest and dividends from non-affiliates	297,172
Dividends from affiliates	315
Tax reclaims	14,439
Variation margin on futures contracts	52,984
Due from Adviser	9,151

Total Assets	42,691,255

LIABILITIES:
Payables:
Investment securities purchased	1,222,128
Portfolio shares redeemed	61,139
Accrued liabilities:
Distribution fees	8,218
Custodian and accounting fees	25,324
Other	51,998

Total Liabilities	1,368,807

Net Assets	$41,322,448

NET ASSETS:
Paid-in-Capital	$40,883,374
Accumulated undistributed net investment income	681,202
Accumulated net realized gains (losses)	(1,346,110)
Net unrealized appreciation (depreciation)	1,103,982

Total Net Assets	$41,322,448

Net Assets:
Class 1	$103,230
Class 2	41,219,218

Total	$41,322,448

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	10,334
Class 2	4,133,930

Net Asset Value, offering and redemption price per share (a):
Class 1	$9.99
Class 2	9.97

Cost of investments in non-affiliates	$33,442,172
Cost of investments in affiliates	6,461,191
Cost of foreign currency	165,321

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2016 (Unaudited)

Income Builder Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$507,252
Interest income from affiliates	46
Dividend income from non-affiliates	279,307
Dividend income from affiliates	65,531
Foreign taxes withheld	(22,438)

Total investment income	829,698

EXPENSES:
Investment advisory fees	79,724
Administration fees	14,546
Distribution fees — Class 2	44,167
Custodian and accounting fees	81,195
Interest expense to affiliates	38
Professional fees	46,902
Trustees’ and Chief Compliance Officer’s fees	6,213
Printing and mailing costs	4,103
Transfer agency fees — Class 1	11
Transfer agency fees — Class 2	490
Other	2,979

Total expenses	280,368

Less fees waived	(94,420)
Less expense reimbursements	(35,593)

Net expenses	150,355

Net investment income (loss)	679,343

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(714,529)
Investments in affiliates	(16,663)
Futures	(124,923)
Foreign currency transactions	(6,846)

Net realized gain (loss)	(862,961)

Distributions of capital gains received from investment company affiliates	37

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,420,396
Investments in affiliates	266,407
Futures	(11,606)
Foreign currency translations	9,536

Change in net unrealized appreciation/depreciation	1,684,733

Net realized/unrealized gains (losses)	821,809

Change in net assets resulting from operations	$1,501,152

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (Unaudited)

	Income Builder Portfolio
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$679,343	$737,399
Net realized gain (loss)	(862,961)	(478,384)
Distributions of capital gains received from investment company affiliates	37	10,259
Change in net unrealized appreciation/depreciation	1,684,733	(462,395)

Change in net assets resulting from operations	1,501,152	(193,121)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	—	(2,735)
From net realized gains	—	(137)
Class 2
From net investment income	—	(731,890)
From net realized gains	—	(38,462)

Total distributions to shareholders	—	(773,224)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	9,730,725	11,100,882

NET ASSETS:
Change in net assets	11,231,877	10,134,537
Beginning of period	30,090,571	19,956,034

End of period	$41,322,448	$30,090,571

Accumulated undistributed net investment income	$681,202	$1,859

CAPITAL TRANSACTIONS:
Class 1
Distributions reinvested	$—	$2,872

Change in net assets resulting from Class 1 capital transactions	$—	$2,872

Class 2
Proceeds from shares issued	$11,138,539	$10,510,117
Distributions reinvested	—	770,352
Cost of shares redeemed	(1,407,814)	(182,459)

Change in net assets resulting from Class 2 capital transactions	$9,730,725	$11,098,010

Total change in net assets resulting from capital transactions	$9,730,725	$11,100,882

SHARE TRANSACTIONS:
Class 1
Reinvested	—	301

Change in Class 1 Shares	—	301

Class 2
Issued	1,162,888	1,057,458
Reinvested	—	80,731
Redeemed	(144,903)	(18,644)

Change in Class 2 Shares	1,017,985	1,119,545

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Income Builder Portfolio
Class 1
Six Months Ended June 30, 2016 (Unaudited)	$9.63	$0.19	(h)	$0.17	$0.36	$—	$—	$—
Year Ended December 31, 2015	9.95	0.36	(h)	(0.40)	(0.04)	(0.27)	(0.01)	(0.28)
December 9, 2014 (j) through December 31, 2014	10.00	0.03		(0.05)	(0.02)	(0.03)	—	(0.03)

Class 2
Six Months Ended June 30, 2016 (Unaudited)	9.63	0.18	(h)	0.16	0.34	—	—	—
Year Ended December 31, 2015	9.95	0.33	(h)	(0.39)	(0.06)	(0.25)	(0.01)	(0.26)
December 9, 2014 (j) through December 31, 2014	10.00	0.03		(0.05)	(0.02)	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the year ended December 31, 2015 and the period ended December 31, 2014.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$9.99	3.74%	$103,230	0.60%		4.04%		1.35%		23%
9.63	(0.31)	99,526	0.60	(i)	3.56	(i)	1.44	(i)	42
9.95	(0.17)	99,795	0.60	(i)	4.67	(i)	7.83	(i)	1

9.97	3.53	41,219,218	0.85		3.83		1.58		23
9.63	(0.50)	29,991,045	0.85	(i)	3.30	(i)	1.71	(i)	42
9.95	(0.18)	19,856,239	0.85	(i)	4.42	(i)	8.08	(i)	1

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Income Builder Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize income while maintaining prospects for capital appreciation.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Portfolio’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Portfolio’s Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

Futures are generally valued on the basis of available market quotations.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at June 30, 2016.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$476,868	$1,520,264	$1,997,132
Collateralized Mortgage Obligations
Non-Agency CMO	—	1,870,169	—	1,870,169
Commercial Mortgage-Backed Securities
United States	—	74,688	—	74,688
Common Stocks
Australia	—	339,536	—	339,536
Belgium	—	103,350	—	103,350
Canada	114,461	—	—	114,461
Czech Republic	—	49,424	—	49,424
Denmark	—	126,029	—	126,029
Finland	—	281,000	—	281,000
France	—	710,048	—	710,048
Germany	—	437,765	—	437,765
Hong Kong	—	43,608	—	43,608
Ireland	100,262	18,812	—	119,074
Italy	—	137,765	—	137,765
Japan	—	412,050	—	412,050
Luxembourg	—	31,378	—	31,378
Netherlands	—	348,243	—	348,243
Norway	—	111,193	—	111,193
Portugal	—	38,760	—	38,760
Singapore	—	10,624	—	10,624
Spain	—	287,588	—	287,588
Sweden	—	60,730	—	60,730
Switzerland	—	253,826	—	253,826
Taiwan	—	26,507	—	26,507
United Kingdom	—	1,616,119	—	1,616,119
United States	4,522,421	—	—	4,522,421

Total Common Stocks	4,737,144	5,444,355	—	10,181,499

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	23

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Corporate Bonds
Australia	$—	$46,267	$—	$46,267
Bermuda	—	134,495	—	134,495
Canada	—	244,390	—	244,390
Finland	—	49,703	—	49,703
Liberia	—	54,730	—	54,730
Luxembourg	—	365,381	—	365,381
Netherlands	—	95,697	—	95,697
Singapore	—	54,347	—	54,347
United Kingdom	—	290,530	—	290,530
United States	—	15,792,964	—	15,792,964

Total Corporate Bonds	—	17,128,504	—	17,128,504

Investment Companies
United States	5,100,112	—	—	5,100,112
Preferred Securities
United States	—	2,825,380	—	2,825,380
Preferred Stocks
United States	156,340	—	—	156,340
Rights
Spain	—	988	—	988
U.S. Treasury Obligation	—	210,082	—	210,082
Short-Term Investment
Investment Companies	1,441,677	—	—	1,441,677

Total Investments in Securities	$11,435,273	$28,031,034	$1,520,264	$40,986,571

Appreciation in Other Financial Instruments
Futures Contracts	$120,700	$—	$—	$120,700

Depreciation in Other Financial Instruments
Futures Contracts	$(83,519)	$(18,116)	$—	$(101,635)

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

There were no significant transfers between levels 1 and 2 during the six months ended June 30, 2016.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2015	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2016
Investments in Securities
Asset-Backed Securities	$1,076,653	$—	$2,621	$2,171	$248,239	$(216,911)	$435,825	$(28,334)	$1,520,264

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the period ended June 30, 2016.

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The change in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2016, which were valued using significant unobservable inputs (level 3) amounted to $2,621. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at June 30, 2016	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$1,520,264	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 10.00% (4.09%)
			Constant Default Rate	3.00% - 7.58% (4.77%)
			Yield (Discount Rate of Cash Flows)	2.38% - 6.85% (3.90%)

Asset-Backed Securities	1,520,264

Total	$1,520,264

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement

B. Investment Transactions with Affiliates — The Portfolio invests in Underlying Funds which are advised by the Adviser or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized capital gains, if any, received from the Underlying Funds.

		For the period ended June 30, 2016
Affiliate	Value at December 31, 2015	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$1,641,186	$549,486	$230,000	$(14,045)	$42,987	252,937	$2,074,085
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	822,550	—	—	—	41,698	860,656
JPMorgan Equity Income Fund, Class R6 Shares	1,481,376	706,270	120,500	(2,581)	20,232	152,276	2,165,371
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,440,405	11,933,875	11,932,603	—	2,312	1,441,677	1,441,677

	$4,562,967			$(16,626)	$65,531		$6,541,789

C. Futures Contracts — The Portfolio used index, currency, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Portfolio also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to interest rate, foreign currency and equity price risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	25

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2016:

Futures Contracts:
Equity
Average Notional Balance Long	$116,821
Average Notional Balance Short	162,630
Ending Notional Balance Long	418,040
Ending Notional Balance Short	362,755
Foreign Exchange
Average Notional Balance Short	2,199,358
Ending Notional Balance Short	2,798,569
Interest Rate
Average Notional Balance Short	4,222,285
Ending Notional Balance Short	4,764,398

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Summary of Derivatives Information — The following tables present the value of derivatives held as of June 30, 2016, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contract	Statement of Assets and Liabilities
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$5,895
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	114,805

Total		$120,700

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(18,116)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(83,519)

Total		$(101,635)

(a)	This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended June 30, 2016, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contract	Futures Contracts
Equity contracts	$(35,671)
Foreign exchange contracts	(20,078)
Interest rate contracts	(69,174)

Total	$(124,923)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contract	Futures Contracts
Equity contracts	$(12,221)
Foreign exchange contracts	96,499
Interest rate contracts	(95,884)

Total	$(11,606)

E. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Portfolio invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

H. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2016, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.45%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2016, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	27

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and/or Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the six months ended June 30, 2016 and is in place until at least April 30, 2017.

For the six months ended June 30, 2016, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$79,724	$14,546	$94,270	$35,593

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective May 1, 2016, the Adviser, Administrator and/or the Distributor have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. Prior to May 1, 2016, a portion of the waiver was voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2016 was $150.

The Underlying Funds may impose a separate advisory fee. The Portfolio’s Adviser has agreed to waive the Portfolio’s advisory fee in the weighted average pro-rata amount of the advisory fee charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2016, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2016, the Portfolio incurred $149 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

4. Investment Transactions

During the six months ended June 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$18,135,038	$7,681,804	$114,730	$60,000

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2016 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$39,903,363	$1,500,126	$416,918	$1,083,208

At December 31, 2015, the Portfolio had net capital loss carryforwards as follows:

Capital Loss Carryforward Character
Short-Term	Long-Term
$269,283	$14,145

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2016, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2016, the Adviser owned shares representing 49.7% of the Portfolio’s net assets.

As of June 30, 2016, the Portfolio had an omnibus account which represented 29.0% of the Portfolio’s net assets.

Significant shareholder transactions by this shareholder may impact the Portfolio’s performance.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	29

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

30	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2016, and continued to hold your shares at the end of the reporting period, June 30, 2016.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Income Builder Portfolio
Class 1
Actual	$1,000.00	$1,037.40	$3.04	0.60%
Hypothetical	1,000.00	1,021.88	3.02	0.60
Class 2
Actual	1,000.00	1,035.30	4.30	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	31

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. June 2016.	SAN-JPMITIBP-616

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2016 (Unaudited)

JPMorgan Insurance Trust Global Allocation Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 15, 2016 (Unaudited)

Dear Shareholder,

The U.S. economy continued its slow expansion in 2016 despite economic weakness elsewhere and two punishing sell-offs in global financial markets. Growth in the U.S. was sufficient to prompt the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, but financial market turmoil in early 2016 and worrisome economic data forced the Fed to curtail further increases at its March and June meetings.

“The events of the past six months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.”

Meanwhile, the resiliency of U.S. financial markets was a notable feature of the six months ended June 30, 2016. Equity prices slumped in the early part of the 2016, giving the Standard & Poor’s 500 Index (“S&P 500”) its worst start to any year on record, falling 5.07% by the end of January and slumping by 10% by mid-February. By the end of March, the index had clawed its way back to a level slightly above where it was when the year began.

In April, the International Monetary Fund (IMF) warned that the prolonged period of slow growth had left the global economy vulnerable to specific events or trends. Among those risks, the IMF cited financial market turmoil and Britain’s referendum on European Union (EU) membership.

On June 23, the U.K. vote to leave the EU shocked political leaders and sparked a sharp sell-off in global financial markets. The S&P 500 suffered a one-day decline of 3.59%. Within days, an estimated $3 trillion was erased from global financial markets. The resulting decline in the British pound was deep enough that France has now supplanted the U.K. as the world’s fifth largest economy. Ultimately, the impact of the “Brexit” referendum on U.S. financial markets was muted and by

June 30, 2016, equity prices rebounded. The S&P 500 posted a return of 3.84% for the first half of the year and stood 1.50% shy of its then-record intraday high of 2,130.82 points reached May 21, 2015.

Meanwhile, the sharp slowdown in U.S. job growth in May that had so worried Fed policymakers was short-lived. The U.S. economy added 287,000 jobs in June, far above the consensus forecast of 175,000 new jobs and the most of any month since October 2015. Wage growth over the first half of the year remained tepid, which helped corporate earnings and held down inflationary pressure.

Over the past six months, U.S. financial markets have both withstood and benefitted from turmoil in foreign financial markets. Investors seeking to reduce risk have bought both U.S. equities and U.S. Treasury bonds. Low growth in the EU and other developed markets and lingering concerns about the trajectory of China’s economy continued to drag on the U.S. economy. Notably, the U.S. economic expansion is halfway through its seventh year and the U.S. stock market’s bull market — defined as a rise of 20% or more in prices — is now the second longest on record.

The events of the past six months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	1.73%
MSCI World Index (net of foreign withholding taxes)	0.66%
Global Allocation Composite Benchmark	2.62%

Net Assets as of 6/30/2016	$47,050,801

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Global Allocation Portfolio (the “Portfolio”) seeks to maximize long-term total return.

HOW DID THE MARKET PERFORM?

Global financial markets were bracketed by sharp sell-offs at the start and end of the six months ended June 30, 2016. In January, the Standard & Poor’s 500 Index (“S&P 500”) suffered its worst start to any year on record amid worrisome data about China’s economy, slumping commodities prices and investor expectations of further slowing in the global economy. In June, the U.K. vote to leave the European Union sparked the worst single day historically in global markets. The sell-off drained an estimated $2.08 trillion from world financial markets on the Friday following the U.K. referendum and $931 billion was lost the following Monday.

However, global equity markets rebounded sharply in the final days of June and the S&P 500 posted a return of 3.84% for the six month reporting period, closing just 1.50% below its then-record intraday high, set in May 2015. Overall, mid cap stocks generally outperformed both large cap and small cap stocks, and value stocks outperformed growth stocks. Among U.S. equities, the telecommunications and utilities sectors were generally the strongest performers as investors sought high dividend yields and the perceived safety of those sectors. Financial sector stocks were the worst performers amid continued low interest rates and expectations of low growth globally.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares outperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and underperformed the Global Allocation Composite Benchmark

(the “Composite”) for the six months ended June 30, 2016. The Portfolio’s performance relative to the Benchmark was helped by its holdings of U.S. equities, which outperformed equities in other developed markets during the first half of 2016.

The Portfolio’s performance relative to the Composite, which consists of 60% MSCI World Index and 40% Barclays Aggregate Index, was hurt by the Portfolio’s overweight allocation to global equities. Additionally, the Portfolio’s allocation to high yield bonds (also known as “junk bonds”) detracted from relative performance, as the high yield sector came under pressure amid weakness in energy prices.

HOW WAS THE PORTFOLIO POSITIONED?

During the reporting period, the Portfolio’s managers continued to maintain a constructive view on developed market equities and extended credit. However, the Portfolio’s developed market equity exposure decreased in both Europe and Japan, given the managers’ expectations for slowing, but still positive, global growth. The Portfolio’s Japanese equity exposure decreased after the Bank of Japan’s negative interest rate policy hurt investor sentiment as evidenced by a strengthening yen, which hurt asset prices. The managers added to the Fund’s emerging market equity exposure toward the end of the reporting period amid stabilization in emerging market currencies driven by less monetary tightening by the U.S. Federal Reserve priced into the intermediate term. In fixed income assets, the managers maintained a positive view on credit as expressed through high yield bonds in the U.S., as well as non-agency mortgage bonds. Within core fixed income, the managers increased the Portfolio’s allocation to global government bonds as a way to play “defense” against the allocations to the equity market and the high yield market if global growth was challenged further.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan High Yield Fund, Class R6 Shares	28.1%
2.	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	7.5
3.	United Kingdom Gilt, (United Kingdom), 1.750%, 01/22/17	3.1
4.	United Kingdom Gilt, (United Kingdom), 4.000%, 09/07/16	3.1
5.	U.S. Treasury Notes, 0.500%, 01/31/17	2.1
6.	France Government Bond OAT, (France), 1.750%, 11/25/24	1.6
7.	Italy Buoni Poliennali Del Tesoro, (Italy), 5.500%, 11/01/22	1.6
8.	Republic of Canada, (Canada), 1.750%, 03/01/19	1.0
9.	Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-SD1, Class M1, VAR, 2.703%, 03/25/33	0.8
10.	Government of Japan, (Japan), Series 154, 1.200%, 09/20/35	0.6

PORTFOLIO COMPOSITION***
Investment Companies	35.6%
Common Stocks	32.8
Foreign Government Securities	12.2
Asset-Backed Securities	5.2
Collateralized Mortgage Obligations	4.7
U.S. Treasury Obligations	3.9
Others (each less than 1.0%)	0.2
Short-Term Investment	5.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Portfolio’s composition is subject to change.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	1.87%	(1.53)%	0.35%
CLASS 2 SHARES	December 9, 2014	1.73	(1.78)	0.09

*	Not annualized.

LIFE OF PORTFOLIO PERFORMANCE (12/9/14 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Global Allocation Portfolio, the MSCI World Index (net of foreign withholding taxes), the Barclays U.S. Aggregate Index, the Global Allocation Composite Benchmark and the Lipper Variable Underlying Funds Flexible Funds Index from December 9, 2014 to June 30, 2016. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Indices does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Variable Underlying Funds Flexible Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholding taxes) (60%) and the Barclays U.S. Aggregate Index (40%). The Lipper Variable Underlying Funds Flexible Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — 5.0%
	United States — 5.0%
62,749	AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-1, Class A7, 7.610%, 03/25/27	63,274
95,247	Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W5, Class M1, VAR, 1.353%, 04/25/34	89,661
	Asset-Backed Securities Corp. Home Equity Loan Trust,
93,874	Series 2004-HE3, Class M2, VAR, 2.133%, 06/25/34	83,642
104,360	Series 2003-HE6, Class M2, VAR, 2.928%, 11/25/33	97,476
	Bear Stearns Asset-Backed Securities Trust,
69,372	Series 2003-2, Class M1, VAR, 2.253%, 03/25/43	64,131
70,215	Series 2004-HE5, Class M2, VAR, 2.328%, 07/25/34	68,377
9,693	Credit-Based Asset Servicing and Securitization LLC, Series 2001-CB3, Class M2, VAR, 6.863%, 01/25/39	9,945
	CWABS, Inc., Asset-Backed Certificates,
67,934	Series 2004-1, Class M2, VAR, 1.278%, 03/25/34	62,097
74,613	Series 2004-2, Class M1, VAR, 1.203%, 05/25/34	70,485
100,211	Series 2004-5, Class M3, VAR, 2.178%, 07/25/34	90,882
100,406	Series 2004-6, Class 2A5, VAR, 1.233%, 11/25/34	97,663
123,796	GSAMP Trust, Series 2003-SEA, Class A1, VAR, 0.853%, 02/25/33	113,461
104,817	Home Equity Asset Trust, Series 2007-2, Class 2A2, VAR, 0.638%, 07/25/37	100,669
138,128	Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-B, Class 2A3, VAR, 0.643%, 06/25/36	125,610
140,000	Long Beach Mortgage Loan Trust, Series 2004-4, Class M1, VAR, 1.353%, 10/25/34	127,310
	Morgan Stanley ABS Capital I, Inc. Trust,
80,803	Series 2003-NC10, Class M1, VAR, 1.473%, 10/25/33	76,143
389,430	Series 2003-SD1, Class M1, VAR, 2.703%, 03/25/33	360,881
86,691	Series 2004-NC7, Class M2, VAR, 1.383%, 07/25/34	83,697
52,739	NovaStar Mortgage Funding Trust, Series 2003-3, Class A2C, VAR, 0.983%, 12/25/33	49,908

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
212,083	Renaissance Home Equity Loan Trust, Series 2003-2, Class A, VAR, 1.333%, 08/25/33	196,235
61,890	Saxon Asset Securities Trust, Series 2003-3, Class M1, VAR, 1.428%, 12/25/33	58,228
68,061	Structured Asset Investment Loan Trust, Series 2003-BC11, Class M1, VAR, 1.428%, 10/25/33	65,633
85,473	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-WF2, Class A1, VAR, 1.453%, 08/25/37	78,963
139,237	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2006-3, Class A2, VAR, 0.603%, 01/25/37	132,199

	Total Asset-Backed Securities (Cost $2,352,882)	2,366,570

Collateralized Mortgage Obligations — 4.6%
	Non-Agency CMO — 4.6%
	United States — 4.6%
39,468	Banc of America Alternative Loan Trust, Series 2003-9, Class 1CB5, 5.500%, 11/25/33	40,056
52,917	Banc of America Funding Trust, Series 2006-A, Class 1A1, VAR, 2.854%, 02/20/36	51,739
48,695	Banc of America Mortgage Trust, Series 2005-A, Class 2A2, VAR, 2.953%, 02/25/35	47,945
80,485	Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2, VAR, 2.913%, 05/25/35	78,704
108,032	Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1, VAR, 2.430%, 09/25/35	107,469
90,426	First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 4A1, VAR, 2.641%, 02/25/35	89,151
112,951	GSR Mortgage Loan Trust, Series 2005-AR3, Class 1A1, VAR, 0.893%, 05/25/35	106,085
	Impac CMB Trust
86,578	Series 2004-6, Class 1A1, VAR, 1.253%, 10/25/34	79,371
185,949	Series 2004-6, Class 1A2, VAR, 1.233%, 10/25/34	170,305
153,987	Series 2004-7, Class 1A2, VAR, 1.373%, 11/25/34	141,885
65,996	Impac Secured Assets Trust, Series 2006-2, Class 2A1, VAR, 0.803%, 08/25/36	64,287

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
	United States — continued
58,572	JP Morgan Mortgage Trust, Series 2005-A3, Class 4A1, VAR, 2.816%, 06/25/35	58,646
17,159	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.500%, 01/25/36	15,220
54,913	Merrill Lynch Mortgage Investors Trust, Series 2007-1, Class 4A3, VAR, 5.475%, 01/25/37	53,658
50,247	Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 4A, VAR, 3.147%, 07/25/34	48,151
93,244	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, Series 2005-5, Class 1APT, VAR, 0.733%, 12/25/35	80,837
53,715	Residential Asset Securitization Trust, Series 2004-A6, Class A1, 5.000%, 08/25/19	53,616
63,550	RFMSI Trust, Series 2003-S20, Class 2A1, 4.750%, 12/25/18	63,980
	WaMu Mortgage Pass-Through Certificates Trust
72,698	Series 2005-AR5, Class A6, VAR, 2.725%, 05/25/35	71,910
63,589	Series 2005-AR10, Class 1A3, VAR, 2.503%, 09/25/35	61,387
	Wells Fargo Mortgage-Backed Securities Trust
80,271	Series 2004-EE, Class 2A2, VAR, 2.952%, 12/25/34	81,643
172,675	Series 2004-W, Class A1, VAR, 2.757%, 11/25/34	171,754
39,393	Series 2005-16, Class A8, 5.750%, 01/25/36	41,813
29,367	Series 2005-AR2, Class 2A1, VAR, 2.872%, 03/25/35	29,094
56,474	Series 2005-AR2, Class 2A2, VAR, 2.872%, 03/25/35	56,894
85,522	Series 2005-AR3, Class 1A1, VAR, 3.013%, 03/25/35	87,314
53,707	Series 2005-AR4, Class 2A2, VAR, 2.985%, 04/25/35	53,561
99,480	Series 2006-AR3, Class A3, VAR, 3.031%, 03/25/36	97,237
41,385	Series 2006-AR8, Class 3A1, VAR, 2.852%, 04/25/36	39,762

	Total Collateralized Mortgage Obligations (Cost $2,114,702)	2,143,474

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — 31.8%
	Australia — 1.1%
7,728	AMP Ltd.	30,118
4,383	Australia & New Zealand Banking Group Ltd.	79,858
4,403	BHP Billiton Ltd.	61,361
912	Commonwealth Bank of Australia	51,191
316	CSL Ltd.	26,649
3,408	Dexus Property Group	23,126
9,795	Goodman Group	52,536
1,011	Macquarie Group Ltd.	52,627
774	National Australia Bank Ltd.	14,860
2,470	Wesfarmers Ltd.	74,487
1,639	Westpac Banking Corp.	36,346

		503,159

	Belgium — 0.2%
776	Anheuser-Busch InBev S.A./N.V.	102,615

	Bermuda — 0.0% (g)
616	Lazard Ltd., Class A	18,344

	Canada — 0.2%
700	Novadaq Technologies, Inc. (a)	6,888
998	Waste Connections, Inc.	71,906

		78,794

	Denmark — 0.1%
1,094	Novo Nordisk A/S, Class B	58,915

	Finland — 0.4%
562	Cargotec Oyj, Class B	22,904
11,834	Nokia OYJ	67,400
4,438	Outokumpu OYJ (a)	18,656
2,177	UPM-Kymmene OYJ	39,993
978	Wartsila OYJ Abp	39,904

		188,857

	France — 1.4%
693	Air Liquide S.A.	72,198
1,254	Airbus Group SE	71,879
512	Arkema S.A.	39,144
3,648	AXA S.A.	72,131
1,668	BNP Paribas S.A.	73,151
1,513	Engie S.A.	24,294
6,469	Natixis S.A.	24,342
437	Renault S.A.	32,992
681	Sanofi	56,579
914	Schneider Electric SE	53,323
281	Sodexo S.A.	30,103
1,673	TOTAL S.A.	80,231

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	France — continued
2,587	Vivendi S.A.	48,400

		678,767

	Germany — 1.5%
516	adidas AG	74,071
94	Allianz SE	13,410
354	BASF SE	27,144
865	Bayer AG	86,876
1,134	Brenntag AG	54,933
1,188	Daimler AG	71,088
3,346	Deutsche Telekom AG	57,057
4,072	E.ON SE	41,106
298	HeidelbergCement AG	22,449
3,395	Infineon Technologies AG	49,147
264	Linde AG	36,785
1,117	SAP SE	83,893
854	Siemens AG	87,639

		705,598

	Hong Kong — 0.5%
4,000	AIA Group Ltd.	24,055
7,552	Cheung Kong Property Holdings Ltd.	47,582
5,552	CK Hutchison Holdings Ltd.	61,075
1,700	Hang Seng Bank Ltd.	29,160
6,000	Power Assets Holdings Ltd.	55,167
12,400	Sands China Ltd.	41,960

		258,999

	Ireland — 0.2%
489	DCC plc	43,032
568	Ryanair Holdings plc, ADR	39,499

		82,531

	Israel — 0.1%
544	Mobileye N.V. (a)	25,100
451	Teva Pharmaceutical Industries Ltd., ADR	22,654

		47,754

	Italy — 0.4%
2,112	Assicurazioni Generali S.p.A.	24,906
2,044	Atlantia S.p.A.	51,069
17,094	Enel S.p.A.	75,888
53,959	Telecom Italia S.p.A. (a)	44,317
6,681	UniCredit S.p.A.	14,693

		210,873

	Japan — 4.2%
1,800	Bridgestone Corp.	57,846
200	Central Japan Railway Co.	35,573

SHARES	SECURITY DESCRIPTION	VALUE

	Japan — continued
600	Daikin Industries Ltd.	50,427
1,100	Dentsu, Inc.	51,563
2,600	DMG Mori Co., Ltd.	25,085
600	East Japan Railway Co.	55,604
13,000	Fujitsu Ltd.	47,805
13,000	Hitachi Ltd.	54,468
1,800	Honda Motor Co., Ltd.	45,153
2,700	J. Front Retailing Co., Ltd.	27,995
13,600	JX Holdings, Inc.	53,085
8,000	Kajima Corp.	55,574
1,300	KDDI Corp.	39,533
3,100	Kirin Holdings Co., Ltd.	52,285
2,000	Kyowa Hakko Kirin Co., Ltd.	34,111
2,000	Kyushu Electric Power Co., Inc. (a)	20,059
1,600	LIXIL Group Corp.	26,275
800	Mabuchi Motor Co., Ltd.	33,884
3,800	Mazda Motor Corp.	50,286
17,900	Mitsubishi UFJ Financial Group, Inc.	80,243
3,700	Mitsui & Co., Ltd.	44,168
2,000	Mitsui Fudosan Co., Ltd.	45,902
1,700	MS&AD Insurance Group Holdings, Inc.	44,047
400	Nidec Corp.	30,449
2,900	Nippon Steel & Sumitomo Metal Corp.	56,143
1,600	Nippon Telegraph & Telephone Corp.	75,032
1,300	Omron Corp.	42,433
3,800	ORIX Corp.	49,174
1,400	Otsuka Holdings Co., Ltd.	64,516
1,600	Seiko Epson Corp.	25,651
1,700	Seven & i Holdings Co., Ltd.	71,278
2,400	Sony Corp.	70,709
2,300	Sumitomo Mitsui Financial Group, Inc.	66,413
1,100	Suntory Beverage & Food Ltd.	49,776
1,300	Suzuken Co., Ltd.	40,919
4,000	Takashimaya Co., Ltd.	28,650
15,000	Tokyo Gas Co., Ltd.	61,931
2,700	Toyota Motor Corp.	133,106
2,700	Yamato Holdings Co., Ltd.	61,995

		1,959,146

	Luxembourg — 0.1%
7,213	ArcelorMittal (a)	32,886

	Netherlands — 1.3%
4,945	Aegon N.V.	19,594
593	ASML Holding N.V.	58,374
737	Heineken N.V.	67,599
6,479	ING Groep N.V., CVA	67,031

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	Netherlands — continued
13,127	Koninklijke KPN N.V.	46,790
2,180	Koninklijke Philips N.V.	54,143
1,095	NN Group N.V.	30,144
445	NXP Semiconductors N.V. (a)	34,861
3,582	Royal Dutch Shell plc, Class A	98,380
5,408	Royal Dutch Shell plc, Class B	149,416

		626,332

	New Zealand — 0.1%
19,923	Spark New Zealand Ltd.	50,637

	Norway — 0.1%
2,259	DNB ASA	27,040

	Portugal — 0.1%
1,776	Galp Energia SGPS S.A.	24,701

	Singapore — 0.2%
278	Broadcom Ltd.	43,201
5,000	DBS Group Holdings Ltd.	58,955

		102,156

	Spain — 0.4%
10,114	Banco Santander S.A.	39,249
22,655	Bankia S.A.	16,492
4,936	Distribuidora Internacional de Alimentacion S.A.	28,811
2,014	Repsol S.A.	25,818
6,604	Telefonica S.A.	62,697

		173,067

	Sweden — 0.3%
1,668	Electrolux AB, Series B	45,478
5,363	Nordea Bank AB	45,498
4,115	Sandvik AB	41,199

		132,175

	Switzerland — 1.9%
316	Actelion Ltd. (a)	53,214
551	Allied World Assurance Co. Holdings AG	19,362
227	Chubb Ltd.	29,671
797	Cie Financiere Richemont S.A.	46,652
1,090	Credit Suisse Group AG (a)	11,611
1,319	LafargeHolcim Ltd. (a)	54,830
3,153	Nestle S.A.	244,289
1,678	Novartis AG	138,500
691	Roche Holding AG	182,341
59	Syngenta AG (a)	22,644

SHARES	SECURITY DESCRIPTION	VALUE

	Switzerland — continued
4,183	UBS Group AG	54,277
1,083	Wolseley plc	56,082

		913,473

	United Kingdom — 3.2%
8,193	3i Group plc	60,113
986	Associated British Foods plc	35,928
1,451	AstraZeneca plc	86,746
7,394	Aviva plc	38,976
21,101	Barclays plc	39,245
4,969	Barratt Developments plc	27,002
10,342	BP plc	60,537
2,536	British American Tobacco plc	164,406
706	Burberry Group plc	10,982
20,168	Centrica plc	60,988
6,421	Dixons Carphone plc	27,559
5,006	GlaxoSmithKline plc	107,504
13,281	HSBC Holdings plc	82,141
1,151	InterContinental Hotels Group plc	42,449
13,119	ITV plc	31,455
92,145	Lloyds Banking Group plc	66,740
3,846	Prudential plc	65,262
966	Reckitt Benckiser Group plc	96,862
1,190	Rio Tinto Ltd.	41,163
745	Rio Tinto plc	23,145
6,151	RSA Insurance Group plc	41,226
928	SABMiller plc	54,120
6,370	Standard Chartered plc	48,329
13,503	Taylor Wimpey plc	23,956
1,377	Unilever N.V., CVA	64,044
36,940	Vodafone Group plc	112,625

		1,513,503

	United States — 13.8%
760	Acadia Healthcare Co., Inc. (a)	42,104
248	Acuity Brands, Inc.	61,494
352	Adobe Systems, Inc. (a)	33,718
557	Aetna, Inc.	68,026
191	Affiliated Managers Group, Inc. (a)	26,887
197	Air Products & Chemicals, Inc.	27,982
22	Alleghany Corp. (a)	12,091
285	Alphabet, Inc., Class C (a)	197,249
170	Amazon.com, Inc. (a)	121,655
570	American Electric Power Co., Inc.	39,951
1,383	American Homes 4 Rent, Class A	28,324
936	American International Group, Inc.	49,505

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	United States — continued
678	Amphenol Corp., Class A	38,870
652	Amplify Snack Brands, Inc. (a)	9,617
196	Analog Devices, Inc.	11,101
547	Apple, Inc.	52,293
695	Aramark	23,227
384	Arista Networks, Inc. (a)	24,722
354	Arrow Electronics, Inc. (a)	21,913
33	AutoZone, Inc. (a)	26,197
453	Ball Corp.	32,747
4,155	Bank of America Corp.	55,137
530	Bed Bath & Beyond, Inc. (a)	22,907
809	Best Buy Co., Inc.	24,755
90	BlackRock, Inc.	30,828
376	Brinker International, Inc.	17,119
900	Bristol-Myers Squibb Co.	66,195
867	Brixmor Property Group, Inc.	22,941
993	Capital One Financial Corp.	63,065
711	Carlisle Cos., Inc.	75,138
1,315	CBRE Group, Inc., Class A (a)	34,821
400	CBS Corp. (Non-Voting), Class B	21,776
258	Celgene Corp. (a)	25,447
2,018	Charles Schwab Corp. (The)	51,076
120	Charter Communications, Inc., Class A (a)	27,437
129	Cigna Corp.	16,511
1,290	Cisco Systems, Inc.	37,010
286	CIT Group, Inc.	9,126
745	Citigroup, Inc.	31,581
1,164	Citizens Financial Group, Inc.	23,257
1,427	Clear Channel Outdoor Holdings, Inc., Class A	8,876
576	ClubCorp Holdings, Inc.	7,488
745	CNO Financial Group, Inc.	13,008
290	Columbia Sportswear Co.	16,687
425	Concho Resources, Inc. (a)	50,690
432	ConocoPhillips	18,835
1,601	Corning, Inc.	32,788
135	CoStar Group, Inc. (a)	29,519
273	CVS Health Corp.	26,137
1,322	Delta Air Lines, Inc.	48,160
803	DISH Network Corp., Class A (a)	42,077
566	Dollar General Corp.	53,204
483	Dover Corp.	33,482
221	Dr. Pepper Snapple Group, Inc.	21,355
390	Duke Energy Corp.	33,458
336	Eagle Materials, Inc.	25,922

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
603	East West Bancorp, Inc.	20,611
241	EastGroup Properties, Inc.	16,610
370	Edison International	28,738
795	Electronic Arts, Inc. (a)	60,229
362	Energizer Holdings, Inc.	18,639
934	Entercom Communications Corp., Class A	12,674
930	Envision Healthcare Holdings, Inc. (a)	23,594
241	EOG Resources, Inc.	20,104
273	EQT Corp.	21,138
236	Equifax, Inc.	30,302
519	Eversource Energy	31,088
234	Expedia, Inc.	24,874
1,040	Exxon Mobil Corp.	97,490
1,310	Facebook, Inc., Class A (a)	149,707
199	First Republic Bank	13,928
827	Fortune Brands Home & Security, Inc.	47,941
840	Gap, Inc. (The)	17,825
406	Genuine Parts Co.	41,108
810	Gilead Sciences, Inc.	67,570
1,024	GoDaddy, Inc., Class A (a)	31,939
382	Guidewire Software, Inc. (a)	23,592
573	Hanesbrands, Inc.	14,400
572	Harris Corp.	47,728
893	Hartford Financial Services Group, Inc. (The)	39,631
288	HCA Holdings, Inc. (a)	22,179
302	HCP, Inc.	10,685
1,373	HD Supply Holdings, Inc. (a)	47,808
838	Hewlett Packard Enterprise Co.	15,310
2,836	Hilton Worldwide Holdings, Inc.	63,895
760	HollyFrontier Corp.	18,065
706	Home Depot, Inc. (The)	90,149
253	Honeywell International, Inc.	29,429
557	HP, Inc.	6,990
133	Humana, Inc.	23,924
266	Illinois Tool Works, Inc.	27,707
278	Illumina, Inc. (a)	39,026
127	Intercept Pharmaceuticals, Inc. (a)	18,120
494	Johnson & Johnson	59,922
1,379	KapStone Paper & Packaging Corp.	17,941
608	Kimco Realty Corp.	19,079
1,616	Kinder Morgan, Inc.	30,252
495	Kite Pharma, Inc. (a)	24,750
257	KLA-Tencor Corp.	18,825
968	Kohl’s Corp.	36,707

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	United States — continued
609	Kroger Co. (The)	22,405
1,385	La Quinta Holdings, Inc. (a)	15,789
191	Lam Research Corp.	16,055
349	Lennox International, Inc.	49,767
1,666	Loews Corp.	68,456
318	M&T Bank Corp.	37,597
613	Marathon Petroleum Corp.	23,269
192	Marsh & McLennan Cos., Inc.	13,144
150	Martin Marietta Materials, Inc.	28,800
597	MasterCard, Inc., Class A	52,572
1,029	Media General, Inc. (a)	17,689
898	Merck & Co., Inc.	51,734
1,880	Microsoft Corp.	96,200
176	Middleby Corp. (The) (a)	20,284
386	Mohawk Industries, Inc. (a)	73,247
167	Monster Beverage Corp. (a)	26,839
883	Morgan Stanley	22,940
229	National Bank Holdings Corp., Class A	4,662
373	Netflix, Inc. (a)	34,122
296	Newell Brands, Inc.	14,377
182	Nexstar Broadcasting Group, Inc., Class A	8,660
317	NextEra Energy, Inc.	41,337
246	Northern Trust Corp.	16,300
738	Norwegian Cruise Line Holdings Ltd. (a)	29,402
342	Old Dominion Freight Line, Inc. (a)	20,626
750	Outfront Media, Inc.	18,128
174	Palo Alto Networks, Inc. (a)	21,339
1,751	PayPal Holdings, Inc. (a)	63,929
636	PBF Energy, Inc., Class A	15,124
2,654	Pfizer, Inc.	93,447
316	Phillips 66	25,071
491	PNC Financial Services Group, Inc. (The)	39,962
301	Post Holdings, Inc. (a)	24,890
397	PPG Industries, Inc.	41,348
40	Priceline Group, Inc. (The) (a)	49,936
512	Procter & Gamble Co. (The)	43,351
301	Prudential Financial, Inc.	21,473
637	QUALCOMM, Inc.	34,124
1,112	Rayonier, Inc.	29,179
381	Red Rock Resorts, Inc., Class A (a)	8,374
94	Regeneron Pharmaceuticals, Inc. (a)	32,828
608	Revance Therapeutics, Inc. (a)	8,269
384	S&P Global, Inc.	41,188
301	salesforce.com, Inc. (a)	23,902

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
273	Sempra Energy	31,127
412	ServiceNow, Inc. (a)	27,357
106	Sherwin-Williams Co. (The)	31,129
1,349	Shire plc	83,371
228	Signature Bank (a)	28,482
872	Southwest Airlines Co.	34,191
234	Spark Therapeutics, Inc. (a)	11,964
388	Splunk, Inc. (a)	21,022
928	Sprouts Farmers Market, Inc. (a)	21,251
767	Starbucks Corp.	43,811
303	Stericycle, Inc. (a)	31,548
580	SunTrust Banks, Inc.	23,826
378	T. Rowe Price Group, Inc.	27,583
290	TEGNA, Inc.	6,719
99	Tesla Motors, Inc. (a)	21,016
740	Texas Instruments, Inc.	46,361
1,315	TherapeuticsMD, Inc. (a)	11,178
459	Tiffany & Co.	27,834
230	Time Warner, Inc.	16,914
814	T-Mobile US, Inc. (a)	35,222
345	Travelers Cos., Inc. (The)	41,069
254	TreeHouse Foods, Inc. (a)	26,073
425	Tyson Foods, Inc., Class A	28,386
847	U.S. Bancorp	34,160
128	Ulta Salon Cosmetics & Fragrance, Inc. (a)	31,186
394	United Technologies Corp.	40,405
950	UnitedHealth Group, Inc.	134,140
802	Unum Group	25,496
740	Vantiv, Inc., Class A (a)	41,884
773	Veeva Systems, Inc., Class A (a)	26,375
608	Verizon Communications, Inc.	33,951
353	Vertex Pharmaceuticals, Inc. (a)	30,365
819	Visa, Inc., Class A	60,745
314	Vulcan Materials Co.	37,793
101	W.W. Grainger, Inc.	22,952
486	Wayfair, Inc., Class A (a)	18,954
2,561	Wells Fargo & Co.	121,212
813	WestRock Co.	31,601
526	Weyerhaeuser Co.	15,659
251	Workday, Inc., Class A (a)	18,742
901	Xcel Energy, Inc.	40,347

		6,475,245

	Total Common Stocks (Cost $15,041,634)	14,965,567

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — 11.8%
	Canada — 1.0%
CAD 578,000	Republic of Canada, 1.750%, 03/01/19	462,015

	France — 2.1%
	France Government Bond OAT,
EUR 587,000	1.750%, 11/25/24	746,583
EUR 143,000	3.250%, 05/25/45	251,712

		998,295

	Italy — 1.5%
EUR 499,000	Italy Buoni Poliennali Del Tesoro, 5.500%, 11/01/22	719,244

	Japan — 0.6%
JPY 24,400,000	Government of Japan, Series 154, 1.200%, 09/20/35	288,207

	Spain — 0.6%
EUR 219,000	Kingdom of Spain, 4.000%, 04/30/20 (e)	279,676

	United Kingdom — 6.0%
	United Kingdom Gilt,
GBP 1,053,000	1.750%, 01/22/17	1,413,483
GBP 1,050,000	4.000%, 09/07/16	1,407,192

		2,820,675

	Total Foreign Government Securities (Cost $5,645,482)	5,568,112

SHARES
Investment Companies — 34.6% (b)
165,144	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	3,408,562
1,803,050	JPMorgan High Yield Fund, Class R6 Shares	12,855,749

	Total Investment Companies (Cost $16,323,274)	16,264,311

Preferred Stocks — 0.2%
	Germany — 0.2%
646	Henkel AG & Co. KGaA	78,948
180	Volkswagen AG	21,802

	Total Preferred Stocks (Cost $104,712)	100,750

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

U.S. Treasury Obligations — 3.8%
	U.S. Treasury Bond,
199,500	4.500%, 02/15/36	287,381
	U.S. Treasury Notes,
965,000	0.500%, 01/31/17 (k)	965,377
266,500	2.125%, 06/30/22	281,074
249,500	2.250%, 11/15/24	266,254

	Total U.S. Treasury Obligations (Cost $1,750,433)	1,800,086

SHARES
Short-Term Investment — 5.3%
	Investment Company — 5.3%
2,481,917	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $2,481,917)	2,481,917

	Total Investments — 97.1% (Cost $45,815,036)	45,690,787
	Other Assets in Excess of Liabilities — 2.9%	1,360,014

	NET ASSETS — 100.0%	$47,050,801

Percentages indicated are based on net assets.

Summary of Investments by Industry, June 30, 2016

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Investment Companies	35.6%
Foreign Government Securities	12.2
Asset-Backed Securities	5.2
Non-Agency CMO	4.7
U.S. Treasury Notes	3.3
Banks	3.1
Pharmaceuticals	2.7
Oil, Gas & Consumable Fuels	1.8
Insurance	1.6
Others (each less than 1.0%)	24.4
Short-Term Investment	5.4

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	TOPIX Index	09/08/16	JPY	122,264	2,080
3	10 Year Australian Government Bond	09/15/16	AUD	304,733	597
12	Dow Jones Euro STOXX 50 Index	09/16/16	EUR	381,444	10,360
10	E-mini Russell 2000	09/16/16	USD	1,147,400	(28,360)
60	E-mini S&P 500	09/16/16	USD	6,270,600	76,514
4	FTSE 100 Index	09/16/16	GBP	344,066	17,773
17	10 Year U.S. Treasury Note	09/21/16	USD	2,260,735	63,718
2	U.S. Treasury Long Bond	09/21/16	USD	344,687	19,761
4	U.S. Ultra Bond	09/21/16	USD	745,500	50,210
3	Long Gilt	09/28/16	GBP	513,157	24,055
	Short Futures Outstanding
(2)	Euro Bund	09/08/16	EUR	(370,923)	(8,123)
(4)	TOPIX Index	09/08/16	JPY	(489,056)	29,207
(71)	Dow Jones Euro STOXX 50 Index	09/16/16	EUR	(2,256,876)	(71,167)
(3)	FTSE 100 Index	09/16/16	GBP	(258,050)	(20,700)
(11)	Mini MSCI Emerging Markets Index	09/16/16	USD	(459,085)	(20,757)
(20)	British Pound Currency	09/19/16	USD	(1,656,000)	113,393
(19)	Euro FX	09/19/16	USD	(2,638,031)	36,151
(5)	5 Year U.S. Treasury Note	09/30/16	USD	(610,820)	(10,471)

					284,241

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
91,163	EUR	Deutsche Bank AG	09/27/16	101,199	101,488	289

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
35,769	AUD	Goldman Sachs International	09/27/16	26,411	26,594	(183)
598,113	CAD	Royal Bank of Canada	09/27/16	468,783	463,026	5,757
24,916	EUR	Australia & New Zealand Banking Group Ltd.	09/27/16	27,733	27,739	(6)
1,874,465	EUR	Citibank, N.A.	09/27/16	2,134,582	2,086,769	47,813
2,152,251	GBP	Citibank, N.A.	09/27/16	3,189,307	2,867,603	321,704
28,731,094	JPY	Australia & New Zealand Banking Group Ltd.	09/27/16	275,335	279,062	(3,727)
				6,122,151	5,750,793	371,358

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited)

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
TOPIX	— Tokyo Stock Price Index
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2016.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(k)	— All or a portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of June 30, 2016.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC‘s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	13

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016 (Unaudited)

Global Allocation Portfolio
ASSETS:
Investments in non-affiliates, at value	$26,944,559
Investments in affiliates, at value	18,746,228

Total investment securities, at value	45,690,787
Cash	541,270
Foreign currency, at value	169,817
Deposits at broker for futures contracts	81,000
Receivables:
Portfolio shares sold	123,814
Interest and dividends from non-affiliates	85,299
Dividends from affiliates	715
Tax reclaims	11,378
Variation margin on futures contracts	518,274
Unrealized appreciation on forward foreign currency exchange contracts	375,563
Other assets	1,617

Total Assets	47,599,534

LIABILITIES:
Payables:
Investment securities purchased	469,485
Portfolio shares redeemed	11,408
Unrealized depreciation on forward foreign currency exchange contracts	3,916
Accrued liabilities:
Investment advisory fees	4,239
Distribution fees	8,837
Custodian and accounting fees	6,893
Trustees’ and Chief Compliance Officer’s fees	2
Audit fees	43,775
Other	178

Total Liabilities	548,733

Net Assets	$47,050,801

NET ASSETS:
Paid-in-Capital	$47,216,463
Accumulated undistributed net investment income	510,047
Accumulated net realized gains (losses)	(1,222,128)
Net unrealized appreciation (depreciation)	546,419

Total Net Assets	$47,050,801

Net Assets:
Class 1	$2,889,987
Class 2	44,160,814

Total	$47,050,801

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	196,154
Class 2	3,003,372

Net Asset Value, offering and redemption price per share (a):
Class 1	$14.73
Class 2	14.70

Cost of investments in non-affiliates	$27,009,845
Cost of investments in affiliates	18,805,191
Cost of foreign currency	169,579

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2016 (Unaudited)

Global Allocation Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$259,570
Dividend income from affiliates	314,813
Interest income from non-affiliates	96,606
Interest income from affiliates	325
Foreign taxes withheld	(23,074)

Total investment income	648,240

EXPENSES:
Investment advisory fees	117,193
Administration fees	16,035
Distribution fees — Class 2	47,207
Custodian and accounting fees	47,645
Interest expense to non-affiliates	99
Interest expense to affiliates	95
Professional fees	38,508
Trustees’ and Chief Compliance Officer’s fees	6,278
Printing and mailing costs	4,285
Transfer agency fees — Class 1	25
Transfer agency fees — Class 2	376
Other	3,206

Total expenses	280,952

Less fees waived	(83,327)
Less expense reimbursements	(18)

Net expenses	197,607

Net investment income (loss)	450,633

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(385,601)
Investments in affiliates	(80,583)
Futures	(579,135)
Foreign currency transactions	(174,872)

Net realized gain (loss)	(1,220,191)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	115,502
Investments in affiliates	882,134
Futures	478,389
Foreign currency translations	336,376

Change in net unrealized appreciation/depreciation	1,812,401

Net realized/unrealized gains (losses)	592,210

Change in net assets resulting from operations	$1,042,843

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Global Allocation Portfolio
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$450,633	$346,721
Net realized gain (loss)	(1,220,191)	249,096
Distributions of capital gains received from investment company affiliates	—	4,024
Change in net unrealized appreciation/depreciation	1,812,401	(1,131,172)

Change in net assets resulting from operations	1,042,843	(531,331)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	—	(4,629)
From net realized gains	—	(1,485)
Class 2
From net investment income	—	(435,431)
From net realized gains	—	(157,017)

Total distributions to shareholders	—	(598,562)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	13,452,994	13,731,651

NET ASSETS:
Change in net assets	14,495,837	12,601,758
Beginning of period	32,554,964	19,953,206

End of period	$47,050,801	$32,554,964

Accumulated undistributed (distributed in excess of) net investment income	$510,047	$59,414

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$3,090,029	$395,096
Distributions reinvested	—	6,114
Cost of shares redeemed	(752,158)	(474)

Change in net assets resulting from Class 1 capital transactions	$2,337,871	$400,736

Class 2
Proceeds from shares issued	$12,554,517	$13,323,540
Distributions reinvested	—	592,448
Cost of shares redeemed	(1,439,394)	(585,073)

Change in net assets resulting from Class 2 capital transactions	$11,115,123	$13,330,915

Total change in net assets resulting from capital transactions	$13,452,994	$13,731,651

SHARE TRANSACTIONS:
Class 1
Issued	214,058	26,797
Reinvested	—	424
Redeemed	(51,776)	(31)

Change in Class 1 Shares	162,282	27,190

Class 2
Issued	884,918	887,208
Reinvested	—	41,128
Redeemed	(100,415)	(39,079)

Change in Class 2 Shares	784,503	889,257

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Allocation Portfolio
Class 1
Six Months Ended June 30, 2016 (Unaudited)	$14.46	$0.20	(h)	$0.07	$0.27	$—	$—	$—
Year Ended December 31, 2015	14.93	0.30	(h)	(0.46)	(0.16)	(0.23)	(0.08)	(0.31)
December 9, 2014 (j) through December 31, 2014	15.00	0.03		(0.06)	(0.03)	(0.04)	—	(0.04)

Class 2
Six Months Ended June 30, 2016 (Unaudited)	14.45	0.16	(h)	0.09	0.25	—	—	—
Year Ended December 31, 2015	14.93	0.22	(h)	(0.42)	(0.20)	(0.20)	(0.08)	(0.28)
December 9, 2014 (j) through December 31, 2014	15.00	0.03		(0.07)	(0.04)	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the year ended December 31, 2015 and the period ended December 31, 2014.
(j)	Commencement of operations.
(k)	Amount rounds to less than 0.5%.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$14.73	1.87%	$2,889,987	0.77%		2.80%		1.23%		26%
14.46	(1.06)	489,826	0.77	(i)	2.00	(i)	1.18	(i)	50
14.93	(0.23)	99,781	0.78	(i)	3.08	(i)	6.70	(i)	0.00	(k)

14.70	1.73	44,160,814	1.02		2.29		1.45		26
14.45	(1.32)	32,065,138	1.03	(i)	1.48	(i)	1.58	(i)	50
14.93	(0.25)	19,853,425	1.03	(i)	2.83	(i)	6.95	(i)	0.00	(k)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Allocation Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize long-term total return.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Portfolio’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Portfolio’s Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

Futures and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at June 30, 2016.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$694,714	$1,671,856	$2,366,570
Collateralized Mortgage Obligations
United States	—	2,143,474	—	2,143,474
Common Stocks
Australia	—	503,159	—	503,159
Belgium	—	102,615	—	102,615
Bermuda	18,344	—	—	18,344
Canada	78,794	—	—	78,794
Denmark	—	58,915	—	58,915
Finland	—	188,857	—	188,857
France	—	678,767	—	678,767
Germany	—	705,598	—	705,598
Hong Kong	—	258,999	—	258,999
Ireland	39,499	43,032	—	82,531
Israel	47,754	—	—	47,754
Italy	—	210,873	—	210,873
Japan	—	1,959,146	—	1,959,146
Luxembourg	—	32,886	—	32,886
Netherlands	34,861	591,471	—	626,332
New Zealand	—	50,637	—	50,637
Norway	—	27,040	—	27,040
Portugal	—	24,701	—	24,701
Singapore	43,201	58,955	—	102,156
Spain	—	173,067	—	173,067
Sweden	—	132,175	—	132,175
Switzerland	49,033	864,440	—	913,473
United Kingdom	—	1,513,503	—	1,513,503
United States	6,391,874	83,371	—	6,475,245

Total Common Stocks	6,703,360	8,262,207	—	14,965,567

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Foreign Government Securities	$—	$5,568,112	$—	$5,568,112
Investment Companies
United States	16,264,311	—	—	16,264,311
Preferred Stocks
Germany	—	100,750	—	100,750
U.S. Treasury Obligations	—	1,800,086	—	1,800,086
Short-Term Investment
Investment Companies	2,481,917	—	—	2,481,917

Total Investments in Securities	$25,449,588	$18,569,343	$1,671,856	$45,690,787

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$375,563	$—	$375,563
Futures Contracts	384,399	59,420	—	443,819

Total Appreciation in Other Financial Instruments	$384,399	$434,983	$—	$819,382

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(3,916)	$—	$(3,916)
Futures Contracts	(67,711)	(91,867)	—	(159,578)

Total Depreciation in Other Financial Instruments	$(67,711)	$(95,783)	$—	$(163,494)

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

There were no significant transfers between levels 1 and 2 for the six months ended June 30, 2016.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2015	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2016
Investments in Securities
Asset-Backed Securities	$1,291,015	$—	$(1,013)	$2,339	$492,841	$(249,232)	$244,161	$(108,255)	$1,671,856

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the period ended June 30, 2016.

The change in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2016, which were valued using significant unobservable inputs (level 3) amounted to $(1,013). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at June 30, 2016	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$1,671,856	Discounted Cash Flow	Constant Prepayment Rate	1.00% - 10.00% (3.86%)
			Constant Default Rate	3.00% - 7.58% (5.07%)
			Yield (Discount Rate of Cash Flows)	2.38% - 6.85% (4.16%)

Asset-Backed Securities	1,671,856

Total	$1,671,856

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Investment Transactions with Affiliates — The Portfolio invests in Underlying Funds which are advised by the Adviser or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the Underlying Funds.

		For the period ended June 30, 2016
Affiliate	Value at December 31, 2015	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	$2,306,063	$965,274	$150,000	$(42,323)	$—	165,144	$3,408,562
JPMorgan High Yield Fund, Class R6 Shares	7,931,714	4,659,709	250,000	(38,260)	310,802	1,803,050	12,855,749
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,421,275	14,781,392	13,720,750	—	4,011	2,481,917	2,481,917

Total	$11,659,052			$(80,583)	$314,813		$18,746,228

C. Derivatives — The Portfolio used derivative instruments including futures, forward foreign currency exchange contracts and options, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Portfolio can invest, to hedge portfolio investments or to generate income or gain to the Portfolio. Derivatives may also be used for risk management purposes and to seek to enhance portfolio performance.

The Portfolio may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Portfolio to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Portfolio’s risk of loss associated with these instruments may exceed their value, as recorded on the Statement of Assets and Liabilities.

The Portfolio is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Portfolio’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Portfolio in the event the Portfolio’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Portfolio to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Portfolio often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Portfolio. The ISDA agreements give the Portfolio and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Portfolio.

Notes C(1) — C(3) below describe the various derivatives used by the Portfolio.

(1). Options — The Portfolio purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and swaps (“swaptions”) to manage and hedge interest rate risks within the Portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Portfolio for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations. If the option is allowed to expire, the Portfolio will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The Portfolio’s exchange traded options contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	23

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

(2). Futures Contracts — The Portfolio used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock and bond markets.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to interest rate and equity price risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Portfolio may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Portfolio also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Portfolio also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Portfolio’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). As of June 30, 2016, the Portfolio did not receive or post collateral for forward foreign currency exchange contracts.

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of June 30, 2016, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$158,341	$—	$158,341
Foreign exchange contracts	Receivables	149,544	375,563	525,107
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	135,934	—	135,934

Total		$443,819	$375,563	$819,382

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(18,594)	$—	$(18,594)
Foreign exchange contracts	Payables	—	(3,916)	(3,916)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(140,984)	—	(140,984)

Total		$(159,578)	$(3,916)	$(163,494)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Portfolio as of June 30, 2016:

Counterparty	Gross Amount of Derivative Assets Presented on the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Citibank, N.A.	$369,517		$—	$—	$369,517
Deutsche Bank AG	289		—	—	289
Royal Bank of Canada	5,757				5,757
Exchange Traded Futures (b)	443,819	(c)	—	—	443,819

	$819,382		$—	$—	$819,382

Counterparty	Gross Amount of Derivative Liabilities Presented on the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Posted	Net Amount Due From Counterparty (Not less than zero)
Australia & New Zealand Banking Group Ltd.	$3,733		$—	$—	$3,733
Goldman Sachs International	183				183
Exchange Traded Futures (b)	159,578	(c)	—	—	159,578

	$163,494		$—	$—	$163,494

(a)	For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.
(b)	These derivatives are not subject to master netting arrangements.
(c)	A portion of this amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers for futures contracts.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended June 30, 2016, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$—	$45,825	$—	$45,825
Foreign exchange contracts	—	—	(184,431)	(184,431)
Equity contracts	59,298	(624,960)	—	(565,662)

Total	$59,298	$(579,135)	$(184,431)	$(704,268)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$—	$157,065	$—	$157,065
Foreign exchange contracts	—	149,544	322,465	472,009
Equity contracts	27,264	171,780	—	199,044

Total	$27,264	$478,389	$322,465	$828,118

The Portfolio’s derivatives contracts held at June 30, 2016 are not accounted for as hedging instruments under GAAP.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	25

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

Derivatives Volume

The tables below disclose the volume of the Portfolio’s futures contracts, forward foreign currency exchange contracts and options activity during the six months ended June 30, 2016. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Equity
Average Notional Balance Long	$3,976,375
Average Notional Balance Short	2,983,326
Ending Notional Balance Long	8,265,774
Ending Notional Balance Short	3,463,067
Foreign Exchange
Average Notional Balance Short	4,294,031	(a)
Ending Notional Balance Short	4,294,031
Interest Rate
Average Notional Balance Long	2,259,860
Average Notional Balance Short	1,572,991
Ending Notional Balance Long	4,168,812
Ending Notional Balance Short	981,743

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	308,530
Average Settlement Value Sold	4,954,775
Ending Value Purchased	101,199
Ending Value Sold	6,122,151

Exchange-Traded Options:
Average Number of Contracts Purchased	559	(b)
Ending Number of Contracts Purchased	—

(a)	For the period June 1, 2016 through June 30, 2016.
(b)	For the period January 1, 2016 through May 31, 2016.

D. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

The Portfolio invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2016, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.60%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2016, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and/or Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes,

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	27

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.78%	1.03%

The expense limitation agreement was in effect for the six months ended June 30, 2016 and is in place until at least April 30, 2017.

For the six months ended June 30, 2016, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursement
$65,146	$16,035	$81,181	$18

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective May 1, 2016, the Adviser, Administrator and/or the Distributor waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. Prior to May 1, 2016, a portion of the waiver was voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2016 was $2,146.

The Underlying Funds may impose separate advisory fees. The Portfolio’s Adviser has agreed to waive the Portfolio’s advisory fees in the weighted average pro-rata amount of the advisory fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2016, the Portfolio incurred $12 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$18,352,098	$8,049,586	$1,126,189	$971,360

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2016 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$45,815,036	$1,296,180	$1,420,429	$(124,249)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2016, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2016, the Adviser owned shares representing 42.7% of the Portfolio’s net assets.

As of June 30, 2016, the Portfolio had three omnibus accounts which collectively represented 48.1% of the Portfolio’s net assets.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as option contracts and forward foreign currency exchange contracts.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

As of June 30, 2016, a portion of the Portfolio’s net assets consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Portfolio’s original investment. Many derivatives create leverage thereby causing the Portfolio to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Portfolio to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

JUNE 30, 2016	JPMORGAN INSURANCE TRUST	29

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2016, and continued to hold your shares at the end of the reporting period, June 30, 2016.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Global Allocation Portfolio
Class 1
Actual	$1,000.00	$1,018.70	$3.86	0.77%
Hypothetical	1,000.00	1,021.03	3.87	0.77
Class 2
Actual	1,000.00	1,017.30	5.12	1.02
Hypothetical	1,000.00	1,019.79	5.12	1.02

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

30	JPMORGAN INSURANCE TRUST	JUNE 30, 2016

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. June 2016.	SAN-JPMITGAP-616

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable to a semi-annual report.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 24, 2016

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
August 24, 2016